                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                     -----

    Pre-Effective Amendment No. _____
                                                                     -----

    Post-Effective Amendment No. 47 File No. 2-73948                   X
                                                                     -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                     -----

    Amendment No. 48 File No. 811-3258                                 X
                                                                     -----

                         DFA INVESTMENT DIMENSIONS GROUP INC.
             -----------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

  1299 Ocean Avenue, 11th Floor, Santa Monica CA                   90401
  ----------------------------------------------                ----------
     (Address of Principal Executive Office)                    (Zip Code)

Registrant's Telephone Number, including Area Code          (310) 395-8005
                                                            --------------

    Irene R. Diamant, Vice President and Secretary, DFA Investment Dimensions Group Inc.,
    1299 Ocean Avenue, 11th Floor, Santa Monica, California  90401
    --------------------------------------------------------------
                       (Name and Address of Agent for Service)

Copies of communications to Stephen W. Kline, Esquire, Stradley, Ronon, Stevens & Young, LLP, Great Valley Corporate Center, 30 Valley Stream Parkway, Malvern, PA 19355, (610) 640-5801.

It is proposed that this filing will become effective
(check appropriate box):

    / /    Immediately upon filing pursuant to paragraph (b)
    /X/    On November 30, 1997 pursuant to paragraph (b)
    / /    60 days after filing pursuant to paragraph (a)(1)
    / /    On (date) pursuant to paragraph (a)(1)
    / /    75 days after filing pursuant to paragraph (a)(2)
    / /    On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On January 24, 1997, Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year, which ended November 30, 1996.

The Trustees and principal officers of The DFA Investment Trust Company also have executed this registration statement.

                                      FORM N-1A

                                CROSS REFERENCE SHEET
                              (as required by Rule 404)



FORM N-1A PART A ITEM NO.                             PROSPECTUS LOCATION
-------------------------                             -------------------

    Item 1.   Cover Page.. . . . . . . . . . . . .    Cover Page
    Item 2.   Synopsis . . . . . . . . . . . . . .    Highlights
    Item 3.   Condensed Financial Information. . .    Condensed Financial
                                                      Information

    Item 4.   General Description of Registrant. .    Cover Page; Highlights;
                                                      General Information

    Item 5.   Management of the Fund . . . . . . .    Highlights; Management of
                                                      the Fund

    Item 6.   Capital Stock and Other Securities .    Highlights; Dividends,
                                                      Capital Gains
                                                      Distributions and Taxes;
                                                      General Information

    Item 7.   Purchase of Securities Being
              Offered. . . . . . . . . . . . . . .    Purchase and Redemption
                                                      of Shares

    Item 8.   Redemption or Repurchase . . . . . .    Purchase and Redemption
                                                      of Shares

    Item 9.   Pending Legal Proceedings. . . . . .    Not Applicable


FORM N-1A PART B ITEM NO.. . . . . . . . . . . . .    LOCATION IN STATEMENT OF
-------------------------                             ADDITIONAL INFORMATION
                                                      ------------------------

    Item 10.  Cover Page . . . . . . . . . . . . .    Cover Page

    Item 11.  Table of Contents. . . . . . . . . .    Table of Contents

    Item 12.  General Information and History. . .    Other Information

    Item 13.  Investment Objectives and Policies .    Portfolio Characteristics
                                                      and Policies; Investment
                                                      Limitations; Futures
                                                      Contracts

    Item 14.  Management of the Fund . . . . . . .    Directors and Officers

    Item 15.  Control Persons and Principal
              Holders of Securities. . . . . . . .    Principal Holders of
                                                      Securities

    Item 16.  Investment Advisory and Other
              Services . . . . . . . . . . . . . .    Directors and Officers;
                                                      Administrative Services;
                                                      Other Information

    Item 17.  Brokerage Allocation and Other
              Practices. . . . . . . . . . . . . .    Brokerage Transactions

    Item 18.  Capital Stock and Other Securities .    Other Information

    Item 19.  Purchase, Redemption and Pricing
              of Securities Being Offered. . . . .    Purchase and Redemption
                                                      of Shares

    Item 20.  Tax Status . . . . . . . . . . . . .    Federal Tax Treatment of
                                                      Futures Contracts

    Item 21.  Underwriters . . . . . . . . . . . .    Not Applicable

    Item 22.  Calculation of Performance Data. . .    Calculation of
                                                      Performance Data

    Item 23.  Financial Statements . . . . . . . .    Financial Statements


FORM N-1A PART C ITEM NO.                             LOCATION IN PART C
-------------------------                             ------------------

    Item 24.  Financial Statements and Exhibits. .    Exhibits

    Item 25.  Persons Controlled by or Under
              Common Control with Registrant . . .    Persons Controlled by or
                                                      Under Common Control with
                                                      Registrant

    Item 26.  Number of Holders of Securities. . .    Number of Holders of
                                                      Securities

    Item 27.  Indemnification. . . . . . . . . . .    Indemnification

    Item 28.  Business and Other Connections of
              Investment Advisor . . . . . . . . .    Business and Connections
                                                      of Investment Advisor and
                                                      Subadvisors

    Item 29.  Principal Underwriters . . . . . . .    Principal Underwriters

    Item 30.  Location of Accounts and Records . .    Location of Accounts and
                                                      Records

    Item 31.  Management Services. . . . . . . . .    Management Services

    Item 32.  Undertakings . . . . . . . . . . . .    Undertakings

                                   PROSPECTUS
                               NOVEMBER 30, 1997
                      DFA INVESTMENT DIMENSIONS GROUP INC.


    DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund"), 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, (310) 395-8005, is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisers.

                           DOMESTIC EQUITY PORTFOLIOS

U.S. 9-10 SMALL COMPANY PORTFOLIO (FEEDER)           U.S. 4-10 VALUE PORTFOLIO (FEEDER)
U.S. 6-10 SMALL COMPANY PORTFOLIO (FEEDER)           U.S. 6-10 VALUE PORTFOLIO (FEEDER)
U.S. LARGE CAP VALUE PORTFOLIO (FEEDER)              U.S. LARGE COMPANY PORTFOLIO (FEEDER)
ENHANCED U.S. LARGE COMPANY PORTFOLIO (FEEDER)       DFA REAL ESTATE SECURITIES PORTFOLIO

                        INTERNATIONAL EQUITY PORTFOLIOS

JAPANESE SMALL COMPANY PORTFOLIO (FEEDER)            EMERGING MARKETS SMALL CAP PORTFOLIO (FEEDER)
PACIFIC RIM SMALL COMPANY PORTFOLIO (FEEDER)         CONTINENTAL SMALL COMPANY PORTFOLIO (FEEDER)
UNITED KINGDOM SMALL COMPANY PORTFOLIO (FEEDER)      LARGE CAP INTERNATIONAL PORTFOLIO
EMERGING MARKETS PORTFOLIO (FEEDER)                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
RWB/DFA INTERNATIONAL HIGH BOOK TO                   INTERNATIONAL SMALL COMPANY PORTFOLIO
  MARKET PORTFOLIO (FEEDER)                          EMERGING MARKETS VALUE PORTFOLIO (FEEDER)

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO (FEEDER)         DFA FIVE-YEAR GOVERNMENT PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO (FEEDER)  DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
DFA GLOBAL FIXED INCOME PORTFOLIO

EACH OF THE "FEEDER" PORTFOLIOS INDICATED ABOVE SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING SERIES OF SHARES OF THE DFA INVESTMENT TRUST COMPANY (THE "TRUST"), OR IN THE CASE OF THE EMERGING MARKETS VALUE PORTFOLIO, THE DIMENSIONAL EMERGING MARKETS FUND INC. (THE "EMERGING MARKETS FUND"), BOTH OF WHICH ARE OPEN-END, MANAGEMENT INVESTMENT COMPANIES. THE TRUST ISSUES SERIES (INDIVIDUALLY AND COLLECTIVELY, THE "SERIES") HAVING THE SAME INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS AS EACH FEEDER PORTFOLIO, OTHER THAN EMERGING MARKETS VALUE PORTFOLIO. IN THIS PROSPECTUS, EACH OF THE "FEEDER" PORTFOLIOS INDICATED ABOVE ARE COLLECTIVELY REFERRED TO AS THE "FEEDER PORTFOLIOS" AND THE TRUST SERIES AND THE EMERGING MARKETS FUND ARE COLLECTIVELY REFERRED TO AS THE "MASTER FUNDS." THE INTERNATIONAL SMALL COMPANY PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN FOUR SERIES OF THE TRUST. THIS INVESTMENT ACTIVITY IS UNLIKE MANY OTHER INVESTMENT COMPANIES THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES. THE INVESTMENT EXPERIENCE OF EACH FEEDER PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF ITS CORRESPONDING MASTER FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "THE FEEDER PORTFOLIOS."


    This prospectus sets forth concisely information about the Fund that prospective investors should know before investing and should be read carefully and retained for future reference. A statement of additional information about the Fund, dated November 30, 1997, as amended from time to time, is incorporated herein by reference. Such statement of additional information has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                          TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
HIGHLIGHTS..........................................................................................     4
CONDENSED FINANCIAL INFORMATION.....................................................................    12
THE FEEDER PORTFOLIOS...............................................................................    27
SMALL COMPANY PORTFOLIOS............................................................................    28
  Investment Objective and Policies.................................................................    28
PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS....................................    28
  U.S. 6-10 Small Company Portfolio.................................................................    28
  U.S. 9-10 Small Company Portfolio.................................................................    29
  Japanese Small Company Portfolio..................................................................    29
  United Kingdom Small Company Portfolio............................................................    30
  Continental Small Company Portfolio...............................................................    30
  Pacific Rim Small Company Portfolio...............................................................    31
  International Small Company Portfolio.............................................................    31
  Portfolio Structure...............................................................................    32
  Portfolio Transactions............................................................................    33
U.S. LARGE COMPANY PORTFOLIO........................................................................    34
  Investment Objective and Policies.................................................................    34
ENHANCED U.S. LARGE COMPANY PORTFOLIO...............................................................    35
  Investment Objective and Policies.................................................................    35
STANDARD & POOR'S--INFORMATION AND DISCLAIMERS......................................................    36
LARGE CAP INTERNATIONAL PORTFOLIO...................................................................    36
  Investment Objective and Policies.................................................................    36
DFA REAL ESTATE SECURITIES PORTFOLIO................................................................    38
  Portfolio Characteristics and Policies............................................................    38
  Portfolio Structure...............................................................................    38
  Portfolio Transactions............................................................................    39
VALUE PORTFOLIOS....................................................................................    40
  Portfolio Characteristics and Policies............................................................    40
  Portfolio Structure...............................................................................    40
  Portfolio Transactions............................................................................    41
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO.................................................    41
  Investment Objective and Policies.................................................................    41
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO.........................................................    43
  Investment Objective and Policies.................................................................    43
EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL CAP
  PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO....................................................    45
  Investment Objective and Policies.................................................................    45
  Master Fund Characteristics and Policies..........................................................    45
  Portfolio Structure...............................................................................    47
SECURITIES LOANS....................................................................................    48
INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS.........................................    48
  DFA One-Year Fixed Income Portfolio...............................................................    48
  DFA Two-Year Global Fixed Income Portfolio........................................................    49
  DFA Global Fixed Income Portfolio.................................................................    49
  DFA Five-Year Government Portfolio................................................................    50
  DFA Intermediate Government Fixed Income Portfolio................................................    50

                                                                                                      PAGE
                                                                                                      ----
  Description of Investments........................................................................    50
  Investments in the Banking Industry...............................................................    52
  Portfolio Strategy................................................................................    52
RISK FACTORS--ALL PORTFOLIOS........................................................................    53
  Small Company Securities..........................................................................    53
  Foreign Securities................................................................................    53
  Investing in Emerging Markets.....................................................................    54
  Foreign Currencies and Related Transactions.......................................................    55
  Borrowing.........................................................................................    55
  Portfolio Strategies..............................................................................    55
  Futures Contracts and Options on Futures..........................................................    56
  Options on Stock Indices..........................................................................    56
  Swaps.............................................................................................    57
  Banking Industry and Real Estate Concentrations...................................................    58
  Repurchase Agreements.............................................................................    58
MANAGEMENT OF THE FUND..............................................................................    58
  Investment Services--United Kingdom and Continental Small Company Series..........................    61
  Investment Services--Japanese and Pacific Rim Small Company Series................................    61
  Consulting Services--DFA International Small Cap Value Portfolio, Large
    Cap International Portfolio, DFA International Value Series, Emerging
    Markets Series, Emerging Markets Small Cap Series and Dimensional Emerging
    Markets Fund....................................................................................    61
  Administrative Services--The Feeder Portfolios and International Small Company Portfolio..........    62
  Administrative Services--All Portfolios...........................................................    63
  Client Service Agent--RWB/DFA International High Book to Market Portfolio.........................    63
  Directors and Officers............................................................................    63
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES....................................................    63
PURCHASE OF SHARES..................................................................................    66
  In Kind Purchases.................................................................................    66
VALUATION OF SHARES.................................................................................    67
  Public Offering Price.............................................................................    68
DISTRIBUTION........................................................................................    69
EXCHANGE OF SHARES..................................................................................    69
REDEMPTION OF SHARES................................................................................    70
GENERAL INFORMATION.................................................................................    71

                                   HIGHLIGHTS

                                                                            PAGE

    THE FUND

    This prospectus relates to twenty-four separate Portfolios of the Fund. Each Portfolio, in effect, represents a separate mutual fund with its own investment objective and policies. The investment objective of each Portfolio is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding securities. Investors may choose to invest in one or more of the Portfolios. Proceeds from the sale of shares of a Portfolio will be invested in accordance with that Portfolio's investment objective and policies. A shareholder will be entitled to a pro rata share of all dividends and distributions arising from the assets of the Portfolio in which he invests. Upon redeeming shares, a shareholder will receive the current net asset value per share of the Portfolio represented by the redeemed shares.

    INVESTMENT OBJECTIVES--SMALL COMPANY PORTFOLIOS                           28

    The investment objective of each of the following Portfolios (the "Small Company Portfolios") is to achieve long-term capital appreciation by investing in marketable stocks of small companies:

U.S. 9-10 Small Company Portfolio       U.S. 6-10 Small Company Portfolio
Japanese Small Company Portfolio        United Kingdom Small Company Portfolio
Continental Small Company Portfolio     Pacific Rim Small Company Portfolio
                     International Small Company Portfolio

    The size of a company will be measured by its relative market capitalization. Each Portfolio, except the International Small Company Portfolio, invests all of its assets in a corresponding Series of the Trust. The International Small Company Portfolio invests all of its assets in four Series of the Trust: Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Series (collectively, the "Underlying Series"). Each corresponding Series of the Trust will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization, applied on a basis of descending values, with a view to achieving a reasonable reflection of the relative market capitalizations of its portfolio companies. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--THE SMALL COMPANY PORTFOLIOS.")

    INVESTMENT OBJECTIVE--U.S. LARGE COMPANY PORTFOLIO                        34

    The investment objective of U.S. Large Company Portfolio is to approximate the investment performance of the S&P 500 Index. The Portfolio invests all of its assets in U.S. Large Company Series of the Trust, which in turn invests in the stocks which comprise the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index.

    INVESTMENT OBJECTIVES--ENHANCED U.S. LARGE COMPANY PORTFOLIO              35

    The investment objective of the Enhanced U.S. Large Company Portfolio is to achieve a total return which exceeds the total return performance of the S&P 500 Index. The Portfolio will invest all of its assets in the Enhanced U.S. Large Company Series of the Trust. The Series may invest in all of the stocks represented in the S&P 500 Index, options on stock indices, stock index futures and options thereon, swap agreements on stock indices, shares of investment companies that invest in stock indices and short-term fixed income obligations.

    INVESTMENT OBJECTIVE--LARGE CAP INTERNATIONAL PORTFOLIO                   36

    The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in a market-weighted portfolio of the stocks of large non-U.S. companies.

    INVESTMENT OBJECTIVE--DFA REAL ESTATE SECURITIES PORTFOLIO                38


    The investment objective of DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in readily-marketable equity securities of companies whose principal business is in the real estate industry.


    INVESTMENT OBJECTIVES--VALUE PORTFOLIOS                                   40

    The investment objective of U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio and U.S. 6-10 Value Portfolio (collectively, the "Value Portfolios") is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio and U.S. 6-10 Value Portfolio will invest all of their assets in U.S. Large Cap Value Series, U.S. 4-10 Value Series and U.S. 6-10 Value Series (collectively, the "Value Series") of the Trust, respectively, which in turn will invest in common stocks of U.S. companies that have a high book value in relation to their market value.

    INVESTMENT OBJECTIVE--RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET
     PORTFOLIO                                                                41

    The investment objective of the RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio will invest all of its assets in The DFA International Value Series of the Trust, which in turn will invest in the stocks of large non-U.S. companies that have a high book value in relation to their market value.

    INVESTMENT OBJECTIVE--DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO         43


    The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in the stocks of small non-U.S. companies that have a high book value in relation to their market value.


    INVESTMENT OBJECTIVES--EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL
     CAP PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO                       45

    The investment objective of both the Emerging Markets Portfolio and the Emerging Markets Small Cap Portfolio is to achieve long-term capital appreciation. The Emerging Markets Portfolio will invest all of its assets in the Emerging Market Series of the Trust, which in turn invests in the equity securities of larger companies in emerging markets. The Emerging Markets Small Cap Portfolio will invest all of its assets in the Emerging Markets Small Cap Series of the Trust, which in turn invests in the equity securities of smaller companies in emerging markets. The investment objective of the Emerging Markets Value Portfolio is to achieve long-term capital growth through investment primarily in emerging market equity securities. The Emerging Markets Value Portfolio will invest all of its assets in the Emerging Markets Fund, which in turn invests in emerging markets equity securities that are deemed by Dimensional Fund Advisors Inc. to be value stocks at the time of purchase.


    INVESTMENT OBJECTIVES--FIXED INCOME PORTFOLIOS                            48


    The investment objective of DFA One-Year Fixed Income Portfolio is to achieve stable real value of capital with a minimum of risk. The Portfolio invests all of its assets in DFA One-Year Fixed Income Series of the Trust. Generally, the Series will acquire high quality obligations which mature within one year from the date of settlement. However, when greater returns are available, substantial investments may be made in securities maturing within two years from the date of settlement as well. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES--THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")

    The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. The Portfolio will invest all of its assets in DFA Two-Year Global Fixed Income Series of the Trust. The Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, and obligations of other foreign issuers and supranational organizations which mature within two years from the date of settlement. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES--THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")

    The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of high quality debt obligations. The Portfolio will invest only in obligations of the U.S. Government and U.S. Government agencies which mature within five years from the date of settlement and repurchase agreements.

    The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital. The Portfolio will invest in non-callable obligations of the U.S. Government and U.S. Government agencies, AAA-rated, dollar-denominated obligations of foreign governments and supranational organizations, and futures contracts on U.S. Treasury securities.

    The investment objective of DFA Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio invests in the obligations issued or guaranteed by the U.S. and foreign governments and their agencies, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper and supranational organizations.

    RISK FACTORS                                                              53

    Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Pacific Rim Small Company Portfolio, International Small Company Portfolio, Large Cap International Portfolio, DFA International Small Cap Value Portfolio, RWB/DFA International High Book to Market Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio (collectively, the "International Equity Portfolios"), DFA Two-Year Global Fixed Income Portfolio, Enhanced U.S. Large Company Portfolio and DFA Global Fixed Income Portfolio (directly or indirectly through their investment in the Master Funds) invest in foreign securities which are traded abroad.

    DFA One-Year Fixed Income Series, DFA Two-Year Global Fixed Income Series and Enhanced U.S. Large Company Series of the Trust, in which the corresponding Feeder Portfolios invest, are authorized to invest in dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks and dollar-denominated obligations of foreign issuers traded in the U.S. The DFA One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series also are authorized to concentrate investments in the banking industry in certain circumstances. DFA Real Estate Securities Portfolio will concentrate its investments in the real estate industry.


    DFA Intermediate Government Fixed Income Portfolio may invest in futures contracts on obligations of the U.S. Government. Large Cap International Portfolio, the RWB/DFA International High Book to Market Portfolio and DFA Real Estate Securities Portfolio may invest in stock index futures contracts and options thereon and the U.S. Large Company, the Value and Enhanced U.S. Large Company Series of the Trust, in which the corresponding Portfolios invest, also may purchase and sell index futures and options thereon. The Enhanced U.S. Large Company Series and its corresponding Feeder Portfolio also may invest in options on stock indices and swap agreements on stock indices.

    All of the Portfolios are authorized to invest in repurchase agreements. All of the above described policies involve certain risks. The policy of the Feeder Portfolios to invest in the shares of the corresponding Master Funds also involves certain risks. (See "RISK FACTORS--ALL PORTFOLIOS" and "THE FEEDER PORTFOLIOS.")

    MANAGEMENT AND ADMINISTRATIVE SERVICES                                    58

    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund. Dimensional Fund Advisors Ltd. serves as sub-advisor of United Kingdom and Continental Small Company Series of the Trust. DFA Australia Limited serves as sub-advisor of Japanese and Pacific Rim Small Company Series of the Trust. Dimensional Fund Advisors Ltd. and DFA Australia Limited also provide consulting services to the Advisor with respect to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA International Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund. The Advisor provides each Feeder Portfolio and International Small Company Portfolio with certain administrative services. Reinhardt Werba Bowen Advisory Services serves as client service agent to the RWB/DFA International High Book to Market Portfolio. (See "MANAGEMENT OF THE FUND.")

    DIVIDEND POLICY                                                           63

    The Domestic and International Equity Portfolios, except for U.S. Large Company, Enhanced U.S. Large Company and U.S. Large Cap Value Portfolios, each distribute substantially all of their own net investment income in December of each year. U.S. Large Company, Enhanced U.S. Large Company, U.S. Large Cap Value, DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios distribute dividends from their net investment income quarterly. DFA One-Year Fixed Income Portfolio distributes dividends from its net investment income monthly. DFA Five-Year Government Portfolio distributes dividends from net investment income semi-annually. The Portfolios will make any distributions from realized net capital gains on an annual basis. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")


    PURCHASE, VALUATION AND REDEMPTION OF SHARES                              66


    Shares of the International Equity Portfolios (except United Kingdom Small Company, Large Cap International and RWB/DFA International High Book to Market Portfolios) may be purchased at a public offering price, which is equal to the net asset value of their shares, plus a reimbursement fee, equal to 1% of such value of the shares of Continental and Pacific Rim Small Company Portfolios and the Emerging Markets Small Cap Portfolio; 0.50% of the net asset value of the shares of Japanese Small Company Portfolio, Emerging Markets Portfolio and Emerging Markets Value Portfolio; and 0.70% of the net asset value of the shares of DFA International Small Cap Value Portfolio. The reimbursement fee for the International Small Company Portfolio is based on the current target investment allocations among the Underlying Series. The reimbursement fee for the International Small Company Portfolio will change from time to time if the Portfolio changes the target investment allocation in the Underlying Series. As of the date of this Prospectus, the reimbursement fee for the Portfolio equals 0.70% of the net asset value of the shares of International Small Company Portfolio.

    The reimbursement fee is paid to the Portfolio whose shares are purchased and used to defray the costs associated with investment of the proceeds from the sale of its shares. No reimbursement fee is assessed in connection with any purchase of shares by exchange between International Small Company Portfolio and any of the Feeder Portfolios which invest in the Underlying Series. The shares of the remaining Portfolios are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares.

    The value of the shares issued by each Feeder Portfolio and International Small Company Portfolio will fluctuate in relation to the investment experience of the Master Funds and Underlying Series in which such Portfolios invest. The value of the shares issued by all other Portfolios will fluctuate in relation to their own investment experience. Unlike shares of money market funds, the shares of DFA One-Year

Fixed Income Portfolio will tend to reflect fluctuations in interest rates because the corresponding Series of the Trust in which the Portfolio invests does not seek to stabilize the price of its shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

SHAREHOLDER TRANSACTION EXPENSES

REIMBURSEMENT FEES (AS PERCENTAGE OF ORIGINAL PURCHASE PRICE)(1)
------------------------------------------------------------------
Japanese Small Company Portfolio............................  0.50%
Continental Small Company Portfolio.........................  1.00%
Pacific Rim Small Company Portfolio.........................  1.00%
Emerging Markets Portfolio..................................  0.50%
Emerging Markets Small Cap Portfolio........................  1.00%
Emerging Markets Value Portfolio............................  0.50%
DFA International Small Cap Value Portfolio.................  0.70%
International Small Company Portfolio.......................  0.70%

------------------------


(1) Reimbursement fees are charged to purchasers of shares and paid to these Portfolios, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES"). They serve to offset costs incurred by a Portfolio when investing the proceeds from the sale of its shares and, therefore, stabilize the return of the Portfolio for all existing shareholders. (See "VALUATION OF SHARES--Public Offering Price" for a more complete description of reimbursement fees.) The Japanese Small Company, Continental Small Company, Pacific Rim Small Company, Emerging Markets, Emerging Markets Small Cap Series of the Trust and the Emerging Markets Fund charge a reimbursement fee to purchasers of shares, including International Small Company Portfolio, equal to the reimbursement fee charged by its corresponding Feeder Portfolio as set forth above.


    Except as indicated below, the expenses in the following table are based on those incurred by the Portfolios and the Master Funds for the fiscal year ended November 30, 1996.


ANNUAL FUND OPERATING EXPENSES                 MANAGEMENT   ADMINISTRATION    OTHER     TOTAL OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FEE            FEE         EXPENSES      EXPENSES
---------------------------------------------  ----------   --------------   --------   ---------------
U.S. 9-10 Small Company(1)(2)................     0.10%          0.40%         0.11%         0.61%
U.S. 6-10 Small Company(1)...................     0.03%          0.32%         0.13%         0.48%
U.S. Large Company(1)(3)
  (after waivers and assumptions)............    0.025%         0.125%         --            0.15%
Enhanced U.S. Large Company(1)(4)
  (after fee waivers)........................     0.05%          0.11%         0.38%         0.54%
U.S. 6-10 Value(1)...........................     0.20%          0.30%         0.11%         0.61%
U.S. Large Cap Value(1)......................     0.10%          0.15%         0.11%         0.36%
U.S. 4-10 Value(1)(5)                             0.10%          0.40%         0.13%         0.63%
DFA Real Estate Securities(6)................     0.30%                        0.21%         0.51%
Japanese Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.24%         0.74%
Pacific Rim Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.36%         0.86%
United Kingdom Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.26%         0.76%
Emerging Markets(1)..........................     0.10%          0.40%         0.65%         1.15%
Emerging Markets Small Cap(1)(5).............     0.20%          0.45%         0.95%         1.60%
Emerging Markets Value(1)(5).................     0.10%          0.40%         0.60%         1.10%

ANNUAL FUND OPERATING EXPENSES                 MANAGEMENT   ADMINISTRATION    OTHER     TOTAL OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FEE            FEE         EXPENSES      EXPENSES
---------------------------------------------  ----------   --------------   --------   ---------------
Continental Small Company(1)(7)
  (after waivers and assumptions)............     0.10%          0.40%         0.25%         0.75%
International Small Company(5)
  (after waivers and assumptions)............     0.10%          0.40%         0.27%         0.77%
Large Cap International......................     0.25%                        0.33%         0.58%
RWB/DFA International High Book to
  Market(1)(8)...............................     0.20%          0.20%         0.14%         0.54%
DFA International Small Cap Value............     0.65%                        0.34%         0.99%
DFA One-Year Fixed Income(1).................     0.05%          0.10%         0.06%         0.21%
DFA Two-Year Global Fixed Income(1)(5).......     0.05%          0.10%         0.18%         0.33%
DFA Global Fixed Income......................     0.25%                        0.21%         0.46%
DFA Five-Year Government.....................     0.20%                        0.10%         0.30%
DFA Intermediate Government Fixed Income.....     0.15%                        0.11%         0.26%


------------------------

(1) Feeder Portfolio


(2) Prior to November 30, 1997, the U.S. 9-10 Small Company Portfolio invested its assets directly in stocks of small companies. The above figures have been restated to reflect estimated aggregate annualized operating expenses of the U.S. 9-10 Small Company Portfolio and its corresponding Series as though the Portfolio's assets had been invested in the Series during the fiscal year ended November 30, 1996.



(3) During the fiscal year ended November 30, 1996, pursuant to the terms of the current administration agreement with respect to the U.S. Large Company Portfolio, the Advisor agreed to waive its fees and/ or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. The above figures have been restated to reflect operating expenses as though that waiver had been in effect throughout the fiscal year ended November 30, 1996. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for U.S. Large Company Portfolio for the fiscal year ended November 30, 1996, would have been 0.45%.



(4) "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1997. Effective August 1, 1997, the Advisor has agreed to waive its fee under the administration agreement to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; the Portfolio's direct and indirect cumulative annual expenses may exceed 0.45% of its average net assets on an annualized basis notwithstanding this fee waiver. This arrangement does not extend to the fees of the Enhanced U.S. Large Company Series of the Trust. Absent this arrangement, the estimated annualized ratio of total operating expenses to average net assets for the Portfolio would be 0.54%.



(5) "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1997 for all Portfolios except the U.S. 4-10 Value and Emerging Markets Value Portfolios. For such Portfolios, "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1998. With respect to International Small Company Portfolio, the amount set forth under "Management Fee" reflects the indirect payment of a portion of the management fee of each Underlying Series, which is equal to 0.10% of the average net assets of such Series on an annual basis; the amounts set forth under "Other Expenses" and "Total Operating Expenses" also reflect the indirect payment of a portion of the expenses of the Underlying Series. The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Underlying Series. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for International Small Company Portfolio for the fiscal year ended November 30, 1996, would have been 0.54%.



(6) Effective December 20, 1996, the investment advisory fee payable by the Fund on behalf of the DFA Real Estate Securities Portfolio to the Advisor was reduced from .325% of the Portfolio's average net assets on an annual basis to .30% of the Portfolio's average net assets on an annual basis. Effective December 11, 1996, the sub-advisory agreement between the Fund, on behalf of the Portfolio, and Aldrich, Eastman and Waltch L.P. ("AEW") terminated; pursuant to the terms of the sub-advisory agreement previously in effect, the Portfolio paid AEW a fee equal to .175% of its average net assets on an annual basis. The above figures have been restated to reflect the reduction in the advisory fee and termination of the sub-advisory agreement as though they were both in effect throughout the fiscal year ended November 30, 1996. See "Management of the Fund."



(7) Prior to August 9, 1996, the Feeder Portfolio invested its assets directly in the stocks of small companies. The above figures have been restated to reflect estimated aggregate annualized operating expenses of the Feeder Portfolio and its corresponding Series as though the Feeder Portfolio's assets had been invested in the Series throughout the fiscal year ended November 30, 1996. Effective August 9, 1996, the Advisor agreed to waive its administrative fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Trust Series. For the fiscal year ended November 30, 1996, the Advisor was not required to waive any portion of its fee pursuant to such agreement.



(8) From December 1, 1993 through August 8, 1996, the Advisor agreed to waive its fee under the Investment Management Agreement with respect to DFA International Value Series to the extent necessary to keep the cumulative annual expenses of the Series to not more than 0.45% of average net assets of the Series on an annualized basis. For the fiscal year ended November 30, 1996, the Advisor was not required to waive any portion of its fee pursuant to such agreement.



    For purposes of waivers and/or expense assumptions, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees or assumption of expenses in the future.


EXAMPLE

    You would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
U.S. 9-10 Small Company......................     6       20         34        76
U.S. 6-10 Small Company......................     5       15         27        60
U.S. Large Company...........................     2        5          8        19
Enhanced U.S. Large Company..................     6       17        n/a       n/a

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
U.S. 6-10 Value..............................     6       20         34        76
U.S. Large Cap Value.........................     4       12         20        46
U.S. 4-10 Value..............................     6       20        n/a       n/a
DFA Real Estate Securities...................     5       16         29        64
Japanese Small Company.......................    13       29         46        96
Pacific Rim Small Company....................    19       37         57       115
United Kingdom Small Company.................     8       24         42        94
Emerging Markets.............................    17       41         68       144
Emerging Markets Small Cap...................    26       60        n/a       n/a
Emerging Markets Value.......................    16       40        n/a       n/a
Continental Small Company....................    18       34         51       102
International Small Company..................    15       31        n/a       n/a
Large Cap International......................     6       19         32        73
RWB/DFA International High Book to Market....     6       17         30        68
DFA International Small Cap Value............    17       38         61       127
DFA One-Year Fixed Income....................     2        7         12        27
DFA Two-Year Global Fixed Income.............     3       11        n/a       n/a
DFA Global Fixed Income......................     5       15         26        58
DFA Five-Year Government.....................     3       10         17        38
DFA Intermediate Government Fixed Income.....     3        8         15        33


    The purpose of the above expense table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

    With respect to the Feeder Portfolios and International Small Company Portfolio, the table summarizes the aggregate annual operating expenses of both the Portfolios and the Master Funds or Underlying Series in which the Portfolios invest. (See "MANAGEMENT OF THE FUND" for a description of Portfolio, Master Fund and Underlying Series expenses.) The Board of Directors of the Fund has considered whether such expenses will be more or less than they would be if the Feeder Portfolios were to invest directly in the securities held by the Master Funds. The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This is because this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund. By investing in shares of the Underlying Series, International Small Company Portfolio will indirectly bear its pro rata share of the operating expenses, management expenses and brokerage costs of such Series, as well as the expense of operating the Portfolio.


    The Enhanced U.S. Large Company, DFA Two-Year Global Fixed Income, Emerging Markets Small Cap and U.S. 4-10 Value Portfolios (and their corresponding Master Funds), the International Small Company Portfolio and the Emerging Markets Value Portfolio are new and, therefore, the above example is based on estimated expenses for their respective current fiscal years and does not extend over five and ten-year periods.

    For the fiscal year ended November 30, 1996, the following equity Portfolios or Master Funds set forth below received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Portfolio or Master Fund:


                                                                            PERCENTAGE
PORTFOLIO/SERIES                                              NET REVENUE   OF ASSETS
------------------------------------------------------------  -----------   ----------
Japanese Small Company Portfolio(1).........................   $756,984       0.20%
Pacific Rim Small Company Portfolio(1)......................   $ 46,649       0.02%
Continental Small Company Portfolio(1)......................   $105,835       0.03%
Large Cap International Portfolio...........................   $ 14,829       0.02%
U.S. 9-10 Small Company Portfolio...........................   $392,926       0.04%
DFA International Small Cap Value Portfolio.................   $112,184       0.04%
U.S. 6-10 Small Company Series..............................   $114,441       0.04%
U.S. Large Company Series...................................   $  6,622       0.00%
U.S. 6-10 Value Series......................................   $241,687       0.03%
U.S. Large Cap Value Series.................................   $ 18,310       0.00%
Japanese Small Company Series(2)............................   $412,942       0.12%
DFA International Value Series(2)...........................   $814,965       0.08%
Pacific Rim Small Company Series(2).........................   $ 30,183       0.01%
Continental Small Company Series(2).........................   $ 33,043       0.01%

------------------------

(1) Represents net revenue from securities lending for the period December 1, 1995 to August 9, 1996, at which date the Portfolio became a Feeder Portfolio.

(2) Represents net revenue from securities lending for the period August 10, 1996 to November 30, 1996, which is the period from inception for such Series.

                        CONDENSED FINANCIAL INFORMATION

    The following financial highlights are part of the financial statements of each Portfolio of the Fund other than the U.S. 4-10 Value, Emerging Markets Value and Emerging Markets Small Cap Portfolios which had not commenced operations by May 31, 1997. The information for each of the past fiscal years has been audited by independent auditors. The information for the six-month period ended May 31, 1997, has not been audited by independent auditors. The financial statements, related notes, and the report of the independent auditors covering such financial information and financial highlights for the Fund's most recent fiscal year ended November 30, 1996, are incorporated by reference into the Statement of Additional Information from the Fund's Annual Report to shareholders for the year ended November 30, 1996. The financial statements, related notes and financial highlights for the six-month period ended May 31, 1997, are incorporated by reference into the Statement of Additional Information from the Fund's Semi-Annual Report to shareholders for the six months ended May 31, 1997. Further information about each Portfolio's performance (other than the U.S. 4-10 Value, Emerging Markets Value and Emerging Markets Small Cap Portfolios) is contained in the Fund's Annual Report to shareholders for the year ended November 30, 1996, and the Fund's Semi-Annual Report to shareholders for the six months ended May 31, 1997. A copy of each of the Annual Report (including the report of the independent auditors) and the Semi-Annual Report may be obtained from the Fund upon request at no charge. The "Transfer" transaction referred to below in footnotes to the Financial Highlights refers to the transaction which took place on August 9, 1996, in which four Portfolios of the Fund, the Japanese Small Company Portfolio, the Pacific Rim Small Company Portfolio, the United Kingdom Small Company Portfolio, and the Continental Small Company Portfolio, respectively, each transferred their investable assets in exchange for shares with equal values of a corresponding Series of the Trust.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            THE U.S. 9-10 SMALL COMPANY PORTFOLIO
                                                    ------------------------------------------------------
                                                    SIX MONTHS       YEAR       YEAR      YEAR      YEAR
                                                       ENDED        ENDED      ENDED     ENDED     ENDED
                                                      MAY 31       NOV. 30    NOV. 30   NOV. 30   NOV. 30
                                                       1997          1996       1995      1994      1993
                                                    -----------   ----------  --------  --------  --------
                                                    (UNAUDITED)

Net Asset Value, Beginning of Period..............  $    12.14    $    11.03  $   8.49  $   8.69  $   7.75
                                                    -----------   ----------  --------  --------  --------
Income From Investment Operations
Net Investment Income.............................        0.01          0.03      0.05      0.01      0.03
Net Gains (Losses) on
  Securities (Realized and Unrealized)............        0.69          1.85      2.61      0.40      1.67
                                                    -----------   ----------  --------  --------  --------
Total From Investment Operations..................        0.70          1.88      2.66      0.41      1.70
                                                    -----------   ----------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................       (0.03)        (0.01)    (0.04)    (0.03)    (0.05)
Net Realized Gains................................       (1.16)        (0.76)    (0.08)    (0.58)    (0.71)
                                                    -----------   ----------  --------  --------  --------
Total Distributions...............................       (1.19)        (0.77)    (0.12)    (0.61)    (0.76)
                                                    -----------   ----------  --------  --------  --------
Net Asset Value, End of Period....................  $    11.65    $    12.14  $  11.03  $   8.49  $   8.69
                                                    -----------   ----------  --------  --------  --------
                                                    -----------   ----------  --------  --------  --------
Total Return......................................        6.14%#       18.05%    31.37%     5.06%    23.91%
                                                    -----------   ----------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).............  $1,224,603    $1,181,804  $925,474  $659,221  $630,918
Ratio of Expenses to Average Net Assets...........        0.61%*        0.61%     0.62%     0.65%     0.70%
Ratio of Net Investment Income to Average Net
  Assets..........................................        0.23%*        0.22%     0.45%     0.16%     0.26%
Portfolio Turnover Rate...........................       21.76%*       23.68%    24.65%    16.56%     9.87%
Average Commission Rate(1)........................  $   0.0601    $   0.0604    N/A       N/A       N/A


                                                      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                                     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                    NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                      1992      1991      1990      1989      1988      1987
                                                    --------  --------  --------  --------  --------  --------

Net Asset Value, Beginning of Period..............  $   6.33  $   5.34  $   7.74  $   7.66  $   7.50  $   8.94
                                                    --------  --------  --------  --------  --------  --------
Income From Investment Operations
Net Investment Income.............................      0.04      0.04      0.07      0.07      0.10      0.09
Net Gains (Losses) on
  Securities (Realized and Unrealized)............      1.53      1.64     (1.77)     0.98      1.48     (1.53)
                                                    --------  --------  --------  --------  --------  --------
Total From Investment Operations..................      1.57      1.68     (1.70)     1.05      1.58     (1.44)
                                                    --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................     (0.05)    (0.07)    (0.08)    (0.09)    (0.11)    --
Net Realized Gains................................     (0.10)    (0.62)    (0.62)    (0.88)    (1.31)    --
                                                    --------  --------  --------  --------  --------  --------
Total Distributions...............................     (0.15)    (0.69)    (0.70)    (0.97)    (1.42)    --
                                                    --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period....................  $   7.75  $   6.33  $   5.34  $   7.74  $   7.66  $   7.50
                                                    --------  --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------  --------
Total Return......................................     25.24%    39.08%   (24.09)%    16.09%    24.36%   (16.04)%
                                                    --------  --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).............  $651,313  $722,289  $561,102  $949,291  $912,518  $788,821
Ratio of Expenses to Average Net Assets...........      0.68%     0.64%     0.62%     0.62%     0.62%     0.61%
Ratio of Net Investment Income to Average Net
  Assets..........................................      0.53%     0.75%     0.99%     0.86%     1.19%     0.92%
Portfolio Turnover Rate...........................      9.72%    10.13%     3.79%     7.86%    25.98%    23.05%
Average Commission Rate(1)........................    N/A       N/A       N/A       N/A       N/A       N/A

------------------------------

  * Annualized

 # Non-annualized

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                THE U.S. 6-10 SMALL COMPANY PORTFOLIO
                                                    -------------------------------------------------------------
                                                    SIX MONTHS     YEAR      YEAR      YEAR      YEAR    MARCH 20
                                                      ENDED       ENDED     ENDED     ENDED     ENDED       TO
                                                      MAY 31     NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                       1997        1996      1995      1994      1993      1992
                                                    ----------   --------  --------  --------  --------  --------
                                                    (UNAUDITED)

Net Asset Value, Beginning of Period..............   $  14.53    $  12.64  $  11.08  $  11.43  $  10.35  $ 10.00
                                                    ----------   --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.01        0.11      0.09      0.09      0.08     0.04
Net Gains (Losses) on
  Securities (Realized and Unrealized)............       1.03        2.20      2.81     (0.07)     1.43     0.31
                                                    ----------   --------  --------  --------  --------  --------
Total From Investment Operations..................       1.04        2.31      2.90      0.02      1.51     0.35
                                                    ----------   --------  --------  --------  --------  --------

LESS DISTRIBUTIONS
Net Investment Income.............................      (0.12)      (0.02)    (0.14)    (0.09)    (0.11)   --
Net Realized Gains................................      (1.03)      (0.40)    (1.20)    (0.28)    (0.32)   --
                                                    ----------   --------  --------  --------  --------  --------
Total Distributions...............................      (1.15)      (0.42)    (1.34)    (0.37)    (0.43)   --
                                                    ----------   --------  --------  --------  --------  --------
Net Asset Value, End of Period....................   $  14.42    $  14.53  $  12.64  $  11.08  $  11.43  $ 10.35
                                                    ----------   --------  --------  --------  --------  --------
                                                    ----------   --------  --------  --------  --------  --------
Total Return......................................       7.68%#     18.73%    28.75%     0.22%    14.72%    6.70%#
                                                    ----------   --------  --------  --------  --------  --------

RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands).............   $279,146    $234,194  $186,644  $112,137  $136,863  $134,418
Ratio of Expenses to Average Net Assets**.........       0.46%*      0.48%     0.49%     0.53%     0.58%    0.48%*
Ratio of Net Investment Income to Average Net
  Assets..........................................      (0.11)%*     0.75%     0.83%     0.72%     0.70%    0.96%*
Portfolio Turnover Rate...........................        N/A         N/A       N/A       N/A      1.81%*(b)    3.41%*
Average Commission Rate...........................        N/A         N/A       N/A       N/A       N/A      N/A
Turnover Rate of Master Fund Series...............      39.07%*     32.38%    21.16%    27.65%    32.88%*(c)     N/A
Average Commission Rate of Master Fund
  Series(d).......................................   $ 0.0563    $ 0.0586       N/A       N/A       N/A      N/A

                                                                       THE U.S. LARGE COMPANY PORTFOLIO
                                                    -----------------------------------------------------------------------
                                                    SIX MONTHS     YEAR      YEAR      YEAR      YEAR      YEAR    DEC. 31
                                                      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED    1990 TO
                                                      MAY 31     NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                       1997        1996      1995      1994      1993      1992      1991
                                                    ----------   --------  --------  --------  --------  --------  --------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period..............   $  22.73    $  18.12  $  13.58  $  13.91  $  13.12  $  11.44  $  10.00
                                                    ----------   --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.21        0.41      0.35      0.37      0.36      0.36      0.34
Net Gains (Losses) on
  Securities (Realized and Unrealized)............       2.71        4.52      4.57     (0.22)     0.87      1.69      1.34
                                                    ----------   --------  --------  --------  --------  --------  --------
Total From Investment Operations..................       2.92        4.93      4.92      0.15      1.23      2.05      1.68
                                                    ----------   --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................      (0.24)      (0.31)    (0.36)    (0.37)    (0.44)    (0.37)    (0.24)
Net Realized Gains................................      (0.13)      (0.01)    (0.02)    (0.11)    --        --        --
                                                    ----------   --------  --------  --------  --------  --------  --------
Total Distributions...............................      (0.37)      (0.32)    (0.38)    (0.48)    (0.44)    (0.37)    (0.24)
                                                    ----------   --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period....................   $  25.28    $  22.73  $  18.12  $  13.58  $  13.91  $  13.12  $  11.44
                                                    ----------   --------  --------  --------  --------  --------  --------
                                                    ----------   --------  --------  --------  --------  --------  --------
Total Return......................................      13.01%#     27.49%    36.54%     1.04%     9.48%    18.23%    16.80%#
                                                    ----------   --------  --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands).............   $265,465    $187,757  $ 97,111  $ 48,638  $ 37,830  $ 34,908  $ 22,279
Ratio of Expenses to Average Net Assets**.........       0.15%*(a)     0.21%(a)     0.24%(a)     0.24%(a)     0.24%(a)     0.11%(a)
    0.00%*(a)
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.83%*(a)     2.10%(a)     2.29%(a)     2.75%(a)     2.48%(a)     2.86%(a)
    3.42%*(a)
Portfolio Turnover Rate...........................        N/A         N/A       N/A       N/A     27.67%(b)     3.56%     0.97%*
Average Commission Rate...........................        N/A         N/A       N/A       N/A       N/A       N/A       N/A
Turnover Rate of Master Fund Series...............       3.48%*     14.09%     2.38%     8.52%    34.36%*(c)      N/A
Average Commission Rate of Master Fund
  Series(d).......................................   $ 0.0200    $ 0.0212       N/A       N/A       N/A       N/A

----------------------------------------

  * Annualized

 # Non-Annualized

 ** Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series for the year ended November 30, 1993 and subsequent periods.

 (a) Had certain waivers and reimbursements not been in effect, the ratios of expenses to average net assets for the periods ended May 31, 1997 and November 30, 1996, 1995, 1994, 1993, 1992 and 1991 would have been 0.35%,
     0.45%, 0.46%, 0.66%, 0.79%, 0.53% and 0.52%, respectively, and the ratios of net investment income to average net assets for the periods ended May 31, 1997 and November 30, 1996, 1995, 1994, 1993, 1992, and 1991 would have been 1.63%, 1.85%, 2.23%, 2.64%, 2.28%, 2.44% and 2.90%, respectively.

 (b) Portfolio turnover calculated for the periods December 1, 1992 to February 2, 1993 and December 1, 1992 to February 7, 1993, respectively, (through date of Exchange transaction).

 (c) Master Fund Series turnover calculated for the period February 3, 1993 to November 30, 1993.

 (d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                THE U.S. 6-10 VALUE PORTFOLIO
                                                    -----------------------------------------------------
                                                    SIX MONTHS       YEAR       YEAR      YEAR    MARCH 2
                                                       ENDED        ENDED      ENDED     ENDED      TO
                                                      MAY 31       NOV. 30    NOV. 30   NOV. 30   NOV. 30
                                                       1997          1996       1995      1994     1993
                                                    -----------   ----------  --------  --------  -------
                                                    (UNAUDITED)
Net Asset Value,
  Beginning of Period.............................  $    17.00    $    14.03  $  11.13  $  11.04  $10.00
                                                    -----------   ----------  --------  --------  -------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.............................       (0.01)         0.11      0.10      0.14    0.11
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................        1.88          2.93      3.06      0.10    1.03
                                                    -----------   ----------  --------  --------  -------
Total From Investment Operations..................        1.87          3.04      3.16      0.24    1.14
                                                    -----------   ----------  --------  --------  -------
LESS DISTRIBUTIONS
Net Investment Income.............................       (0.11)        (0.02)    (0.10)    (0.15)  (0.10)
Net Realized Gains................................       (0.36)        (0.05)    (0.16)    --       --
                                                    -----------   ----------  --------  --------  -------
Total Distributions...............................       (0.47)        (0.07)    (0.26)    (0.15)  (0.10)
                                                    -----------   ----------  --------  --------  -------
Net Asset Value, End of Period....................  $    18.40    $    17.00  $  14.03  $  11.13  $11.04
                                                    -----------   ----------  --------  --------  -------
                                                    -----------   ----------  --------  --------  -------
Total Return......................................       11.26%#       21.70%    28.41%     2.19%  11.39%#
                                                    -----------   ----------  --------  --------  -------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands).............  $1,599,866    $1,207,298  $609,950  $344,148  $95,682
Ratio of Expenses to Average Net Assets**.........        0.60%*        0.61%     0.64%     0.66%   0.70%*
Ratio of Net Investment Income to Average Net
  Assets..........................................       (0.08)%*       0.78%     0.85%     1.69%   1.97%*
Portfolio Turnover Rate...........................         N/A           N/A       N/A       N/A     N/A
Average Commission Rate...........................         N/A           N/A       N/A       N/A     N/A
Turnover Rate of Master Fund Series...............       24.24%*       14.91%    20.62%     8.22%   1.07%*
Average Commission Rate of Master Fund Series
  (1).............................................  $   0.0657    $   0.0658       N/A       N/A     N/A

                                                             THE U.S. LARGE CAP VALUE PORTFOLIO
                                                    ----------------------------------------------------
                                                    SIX MONTHS      YEAR      YEAR      YEAR    FEB. 19
                                                       ENDED       ENDED     ENDED     ENDED       TO
                                                      MAY 31      NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                       1997         1996      1995      1994      1993
                                                    -----------   --------  --------  --------  --------
                                                    (UNAUDITED)
Net Asset Value,
  Beginning of Period.............................   $  15.98     $  13.29  $   9.91  $  10.60  $  10.00
                                                    -----------   --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.............................       0.08         0.30      0.29      0.32      0.18
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................       1.64         2.62      3.55     (0.68)     0.59
                                                    -----------   --------  --------  --------  --------
Total From Investment Operations..................       1.72         2.92      3.84     (0.36)     0.77
                                                    -----------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................      (0.16)       (0.23)    (0.29)    (0.33)    (0.17)
Net Realized Gains................................      (0.35)       --        (0.17)    --        --
                                                    -----------   --------  --------  --------  --------
Total Distributions...............................      (0.51)       (0.23)    (0.46)    (0.33)    (0.17)
                                                    -----------   --------  --------  --------  --------
Net Asset Value, End of Period....................   $  17.19     $  15.98  $  13.29  $   9.91  $  10.60
                                                    -----------   --------  --------  --------  --------
                                                    -----------   --------  --------  --------  --------
Total Return......................................      11.04%#      22.20%    39.13%    (3.27)%     7.59%#
                                                    -----------   --------  --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands).............   $683,122     $541,149  $280,915  $197,566  $ 90,288
Ratio of Expenses to Average Net Assets**.........       0.35%*       0.36%     0.42%     0.44%     0.47%*
Ratio of Net Investment Income to Average Net
  Assets..........................................       0.96%*       2.17%     2.49%     3.50%     3.38%*
Portfolio Turnover Rate...........................        N/A          N/A       N/A       N/A       N/A
Average Commission Rate...........................        N/A          N/A       N/A       N/A       N/A
Turnover Rate of Master Fund Series...............      17.76%*      20.12%    29.41%    39.33%     0.75%*
Average Commission Rate of Master Fund Series
  (1).............................................   $ 0.0497     $ 0.0499       N/A       N/A       N/A

------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             THE DFA REAL ESTATE                    THE ENHANCED U.S. LARGE
                                                             SECURITIES PORTFOLIO                      COMPANY PORTFOLIO
                                               ------------------------------------------------  ------------------------------
                                               SIX MONTHS     YEAR     YEAR     YEAR    JAN. 5   SIX MONTHS
                                                  ENDED       ENDED    ENDED    ENDED     TO        ENDED        PERIOD FROM
                                                 MAY 31      NOV. 30  NOV. 30  NOV. 30  NOV. 30    MAY 31        JULY 3, 1996
                                                  1997        1996     1995     1994     1993       1997       TO NOV. 30, 1996
                                               -----------   -------  -------  -------  -------  -----------   ----------------
                                               (UNAUDITED)                                       (UNAUDITED)
Net Asset Value,
  Beginning of Period........................    $ 12.65     $ 10.00  $  9.28  $ 10.92  $ 10.00    $ 11.83         $ 10.00
                                               -----------   -------  -------  -------  -------  -----------       -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.34        0.71     0.61     0.37     0.20       0.20            0.12
Net Gains (Losses) on Securities
  (Realized and Unrealized)..................       1.06        2.08     0.68    (1.65)    0.91       1.16            1.71
                                               -----------   -------  -------  -------  -------  -----------       -------
Total From Investment
  Operations.................................       1.40        2.79     1.29    (1.28)    1.11       1.36            1.83
                                               -----------   -------  -------  -------  -------  -----------       -------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.68)      (0.14)   (0.46)   (0.28)   (0.19)     (0.33)        --
Net Realized Gains...........................     --           --       --       --       --         (0.61)        --
Tax Return of Capital........................     --           --       (0.11)   (0.08)   --                       --
                                               -----------   -------  -------  -------  -------  -----------       -------
Total Distributions..........................      (0.68)      (0.14)   (0.57)   (0.36)   (0.19)     (0.94)        --
                                               -----------   -------  -------  -------  -------  -----------       -------
Net Asset Value, End of Period...............    $ 13.37     $ 12.65  $ 10.00  $  9.28  $ 10.92    $ 12.25         $ 11.83
                                               -----------   -------  -------  -------  -------  -----------       -------
                                               -----------   -------  -------  -------  -------  -----------       -------
Total Return.................................      11.17%#     28.24%   14.00%  (11.76)%   11.08%#     12.61%#       18.30%#
                                               -----------   -------  -------  -------  -------  -----------       -------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)........    $91,534     $64,390  $43,435  $30,456  $22,106    $26,043         $29,236
Ratio of Expenses to Average Net Assets**....       0.50%*      0.71%    0.82%    0.90%    0.88%*      0.57%*         0.65%*
Ratio of Net Investment Income to Average Net
  Assets.....................................       5.69%*      7.08%    6.76%    3.90%    2.63%*      3.63%*         3.44%*
Portfolio Turnover Rate......................       1.21%      11.25%    0.66%   28.87%    0.55%*       N/A            N/A
Average Commission Rate(1)...................    $0.0501     $0.0455      N/A      N/A      N/A        N/A             N/A
Turnover Rate of Master Fund Series..........        N/A         N/A      N/A      N/A      N/A     217.17%*        211.07%*
Average Commission Rate of Master Fund
  Series(2)..................................        N/A         N/A      N/A      N/A      N/A    $0.0200         $0.0200

------------------------------

   * Annualized

  # Non-annualized

  ** Represents the combined ratios for The Enhanced U.S. Large Company
     Portfolio and its pro-rata share of its Master Fund Series.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

 (2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                  THE INTERNATIONAL SMALL
                                                THE PACIFIC RIM SMALL COMPANY PORTFOLIO              COMPANY PORTFOLIO
                                          ----------------------------------------------------  ---------------------------
                                                          YEAR      YEAR      YEAR                               OCT. 1
                                          SIX MONTHS     ENDED     ENDED     ENDED     JAN. 5   SIX MONTHS         TO
                                             ENDED      NOV. 30   NOV. 30   NOV. 30   TO NOV.      ENDED         NOV. 30
                                          MAY 31 1997     1996      1995      1994    30 1993   MAY 31 1997       1996
                                          -----------   --------  --------  --------  --------  -----------   -------------
                                          (UNAUDITED)                                           (UNAUDITED)
Net Asset Value,
  Beginning of Period...................   $  16.63     $  14.38  $  15.98  $  16.45  $  10.00   $   9.96       $     10.00
                                          -----------   --------  --------  --------  --------  -----------   -------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income...................       0.10         0.27      0.34      0.23      0.11       0.06              0.01
Net Gains (Losses) on Securities
  (Realized and Unrealized).............       0.12         2.40     (1.33)     0.47      6.46      (0.21)            (0.05)
                                          -----------   --------  --------  --------  --------  -----------   -------------
Total From Investment Operations........       0.22         2.67     (0.99)     0.70      6.57      (0.15)            (0.04)
                                          -----------   --------  --------  --------  --------  -----------   -------------
LESS DISTRIBUTIONS
Net Investment Income...................      (0.33)       (0.02)    (0.34)    (0.23)    (0.09)     (0.02)         --
Net Realized Gains......................      (0.88)       (0.40)    (0.27)    (0.94)    (0.03)    --              --
                                          -----------   --------  --------  --------  --------  -----------   -------------
Total Distributions.....................      (1.21)       (0.42)    (0.61)    (1.17)    (0.12)     (0.02)         --
                                          -----------   --------  --------  --------  --------  -----------   -------------
Net Asset Value, End of
  Period................................   $  15.64     $  16.63  $  14.38  $  15.98  $  16.45   $   9.79       $      9.96
                                          -----------   --------  --------  --------  --------  -----------   -------------
                                          -----------   --------  --------  --------  --------  -----------   -------------
Total Return............................       1.75%#      19.06%    (6.27)%     4.26%    65.71%#     (1.53)%#         (0.40)%#
                                          -----------   --------  --------  --------  --------  -----------   -------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)...   $217,165     $215,542  $193,137  $212,953  $164,623   $148,207       $   104,118
Ratio of Expenses to Average Net
  Assets**..............................       0.81%*       0.84%     0.83%     0.95%     1.16%*      0.75%*(b)          0.70%*
Ratio of Net Investment Income to
  Average Net Assets....................       1.25%*       1.70%     2.22%     1.47%     1.27%*      1.31%*(b)          0.54%*
Portfolio Turnover Rate.................        N/A         7.05%*(a)     5.95%    26.05%     2.77%*       N/A***           N/A
Average Commission Rate(1)..............        N/A     $ 0.0094(a)      N/A      N/A      N/A        N/A***            N/A
Turnover Rate of Master Fund Series.....      16.59%*       8.04%*(c)      N/A      N/A      N/A       N/A              N/A
Average Commission Rate of Master Fund
  Series(1).............................   $ 0.0044     $ 0.0102       N/A       N/A       N/A        N/A               N/A


------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series for the year ended November 30, 1996 and subsequent periods.


*** Refer to the respective Master Fund Series.


 (a) Portfolio turnover and average commission calculated for the period December 1, 1995, to August 9, 1996 (through date of Transfer transaction).

 (b) Had certain waivers not been in effect, the ratios of expenses to average net assets for the periods ended May 31, 1997 and November 30, 1996 would have been 0.77% and 0.79%, respectively, and the ratios of net investment income to average net assets for the periods ended May 31, 1997 and November 30, 1996 would have been 1.29% and 0.45%, respectively.

 (c) Master Fund Series turnover calculated for the period August 10, 1996 to November 30, 1996.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       THE JAPANESE SMALL COMPANY PORTFOLIO
                                               ----------------------------------------------------
                                                               YEAR      YEAR      YEAR      YEAR
                                               SIX MONTHS     ENDED     ENDED     ENDED     ENDED
                                                  ENDED      NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                               MAY 31 1997     1996      1995      1994      1993
                                               -----------   --------  --------  --------  --------
                                               (UNAUDITED)
Net Asset Value,
  Beginning of Period........................   $  21.03     $  22.78  $  25.06  $  19.96  $  18.92
                                               -----------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).................       0.05         0.07      0.06      0.05      0.04
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................      (3.47)       (1.45)    (1.65)     5.76      1.75
                                               -----------   --------  --------  --------  --------
Total From Investment Operations.............      (3.42)       (1.38)    (1.59)     5.81      1.79
                                               -----------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.06)       (0.01)    (0.06)    (0.04)    (0.05)
Net Realized Gains...........................      (1.16)       (0.36)    (0.63)    (0.67)    (0.70)
                                               -----------   --------  --------  --------  --------
Total Distributions..........................      (1.22)       (0.37)    (0.69)    (0.71)    (0.75)
                                               -----------   --------  --------  --------  --------
Net Asset Value, End of Period...............   $  16.39     $  21.03  $  22.78  $  25.06  $  19.96
                                               -----------   --------  --------  --------  --------
                                               -----------   --------  --------  --------  --------
Total Return.................................     (16.58)#      (6.28)%    (6.54)%    29.59%     9.52%
                                               -----------   --------  --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands)........   $243,795     $294,120  $371,113  $330,674  $209,244
Ratio of Expenses to
  Average Net Assets**.......................       0.74%*       0.72%     0.74%     0.76%     0.82%
Ratio of Net Investment Income to Average Net
  Assets.....................................       0.64%*       0.24%     0.25%     0.10%     0.06%
Portfolio Turnover Rate......................        N/A        18.52%*(a)     7.79%    10.51%     9.36%
Average Commission
  Rate(1)....................................        N/A     $ 0.0458(a)      N/A      N/A      N/A
Turnover Rate of Master Fund Series..........      16.78%*       1.67%*(b)      N/A      N/A      N/A
Average Commission Rate of Master Fund Series
  (1)........................................   $ 0.0318     $ 0.0427       N/A       N/A       N/A


                                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                               NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                 1992      1991      1990      1989      1988      1987
                                               --------  --------  --------  --------  --------  --------

Net Asset Value,
  Beginning of Period........................  $  25.05  $  26.27  $  38.33  $  31.03  $  24.87  $  14.39
                                               --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).................      0.04     (0.01)    (0.03)    (0.09)    (0.05)    (0.01)
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................     (5.69)     0.51    (10.74)     9.09     10.42     10.53
                                               --------  --------  --------  --------  --------  --------
Total From Investment Operations.............     (5.65)     0.50    (10.77)     9.00     10.37     10.52
                                               --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income........................     --        --        --        --        --        --
Net Realized Gains...........................     (0.48)    (1.72)    (1.29)    (1.70)    (4.21)    (0.04)
                                               --------  --------  --------  --------  --------  --------
Total Distributions..........................     (0.48)    (1.72)    (1.29)    (1.70)    (4.21)    (0.04)
                                               --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period...............  $  18.92  $  25.05  $  26.27  $  38.33  $  31.03  $  24.87
                                               --------  --------  --------  --------  --------  --------
                                               --------  --------  --------  --------  --------  --------
Total Return.................................    (23.01)%     1.68%   (29.12)%    30.63%    47.62%    73.09%
                                               --------  --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands)........  $139,892  $159,475  $149,100  $168,820  $107,863  $ 60,450
Ratio of Expenses to
  Average Net Assets**.......................      0.78%     0.78%     0.83%     0.76%     0.76%     0.78%
Ratio of Net Investment Income to Average Net
  Assets.....................................      0.10%    (0.11)%    (0.22)%    (0.34)%    (0.23)%    (0.08)%
Portfolio Turnover Rate......................      5.00%     2.71%    10.26%     5.76%     9.14%     0.07%
Average Commission
  Rate(1)....................................       N/A       N/A       N/A       N/A       N/A       N/A
Turnover Rate of Master Fund Series..........       N/A       N/A       N/A       N/A       N/A       N/A
Average Commission Rate of Master Fund Series
  (1)........................................       N/A       N/A       N/A       N/A       N/A       N/A

------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios of the portfolio and its pro-rata share of its Master Fund Series for the year ended November 30, 1996 and subsequent periods.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995, to August 9, 1996 (through date of Transfer transaction).

 (b) Master Fund Series turnover calculated for the period August 10, 1996 to November 30, 1996.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         THE UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                    ----------------------------------------------------
                                                                    YEAR      YEAR      YEAR      YEAR
                                                    SIX MONTHS     ENDED     ENDED     ENDED     ENDED
                                                     ENDED MAY    NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                      31 1997       1996      1995      1994      1993
                                                    -----------   --------  --------  --------  --------
                                                    (UNAUDITED)
Net Asset Value,
  Beginning of Period.............................   $  28.47     $  24.09  $  23.20  $  21.22  $  16.38
                                                    -----------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.31         0.72      0.84      0.48      0.45
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................       0.85         5.31      1.12      2.03      5.34
                                                    -----------   --------  --------  --------  --------
Total From Investment Operations..................       1.16         6.03      1.96      2.51      5.79
                                                    -----------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................      (0.73)       (0.06)    (0.76)    (0.53)    (0.95)
Net Realized Gains................................      (1.32)       (1.59)    (0.31)    --        --
                                                    -----------   --------  --------  --------  --------
Total Distributions...............................      (2.05)       (1.65)    (1.07)    (0.53)    (0.95)
                                                    -----------   --------  --------  --------  --------
Net Asset Value, End of Period....................   $  27.58     $  28.47  $  24.09  $  23.20  $  21.22
                                                    -----------   --------  --------  --------  --------
                                                    -----------   --------  --------  --------  --------
Total Return......................................       4.26%#      26.76%     8.39%    11.85%    36.42%
                                                    -----------   --------  --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands).............   $170,378     $166,789  $167,730  $214,113  $181,789
Ratio of Expenses to Average Net Assets**.........       0.69%*       0.73%     0.72%     0.74%     0.78%
Ratio of Net Investment Income to Average Net
  Assets..........................................       2.29%*       2.49%     2.51%     1.95%     2.22%
Portfolio Turnover Rate...........................        N/A         3.72%*(a)     7.82%    10.75%     8.21%
Average Commission
  Rate(1).........................................        N/A     $ 0.0103(a)      N/A      N/A      N/A
Turnover Rate of Master Fund Series...............       3.78%*       4.55%*      N/A      N/A       N/A
Average Commission Rate of Master Fund
  Series(1).......................................   $ 0.0113     $ 0.0050       N/A       N/A       N/A


                                                      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                                     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                    NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                      1992      1991      1990      1989      1988      1987
                                                    --------  --------  --------  --------  --------  --------

Net Asset Value,
  Beginning of Period.............................  $  21.37  $  20.41  $  22.55  $  28.29  $  23.41  $  16.29
                                                    --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................      0.64      0.69      0.92      0.52      0.61      0.17
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................     (4.98)     1.71     (1.34)    (4.75)     5.18      7.35
                                                    --------  --------  --------  --------  --------  --------
Total From Investment Operations..................     (4.34)     2.40     (0.42)    (4.23)     5.79      7.52
                                                    --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................     (0.65)    (0.90)    (0.75)    (0.54)    (0.28)    (0.36)
Net Realized Gains................................     --        (0.54)    (0.97)    (0.97)    (0.63)    (0.04)
                                                    --------  --------  --------  --------  --------  --------
Total Distributions...............................     (0.65)    (1.44)    (1.72)    (1.51)    (0.91)    (0.40)
                                                    --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period....................  $  16.38  $  21.37  $  20.41  $  22.55  $  28.29  $  23.41
                                                    --------  --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------  --------
Total Return......................................    (20.93)%    12.55%    (2.22)%   (15.40)%    23.66%    47.44%
                                                    --------  --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands).............  $121,086  $146,873  $127,137  $119,385  $121,337  $ 82,197
Ratio of Expenses to Average Net Assets**.........      0.76%     0.84%     0.83%     0.70%     0.71%     0.85%
Ratio of Net Investment Income to Average Net
  Assets..........................................      3.19%     3.44%     4.34%     2.24%     2.58%     1.92%
Portfolio Turnover Rate...........................      4.41%     4.50%    10.86%    11.38%    12.55%     9.50%
Average Commission
  Rate(1).........................................       N/A       N/A       N/A       N/A       N/A       N/A
Turnover Rate of Master Fund Series...............       N/A       N/A       N/A       N/A       N/A       N/A
Average Commission Rate of Master Fund
  Series(1).......................................       N/A       N/A       N/A       N/A       N/A       N/A

------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratio of the portfolio and its pro-rata share of its Master Fund Series for the year ended November 30, 1996.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995, to August 9, 1996 (through date of Transfer transaction).

 (b) Master Fund Series turnover calculated for the period August 10, 1996 to November 30, 1996.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          THE CONTINENTAL SMALL COMPANY PORTFOLIO
                                                    ----------------------------------------------------
                                                    SIX MONTHS      YEAR      YEAR      YEAR      YEAR
                                                       ENDED       ENDED     ENDED     ENDED     ENDED
                                                      MAY 31      NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                       1997         1996      1995      1994      1993
                                                    -----------   --------  --------  --------  --------
                                                    (UNAUDITED)
Net Asset Value,
  Beginning of Period.............................   $  15.26     $  14.13  $  14.63  $  12.62  $  11.39
                                                    -----------   --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.............................       0.11         0.30      0.29      0.18      0.23
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................       1.24         1.58     (0.48)     2.10      1.46
                                                    -----------   --------  --------  --------  --------
Total From Investment Operations..................       1.35         1.88     (0.19)     2.28      1.69
                                                    -----------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................      (0.29)       (0.02)    (0.29)    (0.19)    (0.44)
Net Realized Gains................................      (0.87)       (0.73)    (0.02)    (0.07)    (0.02)
Tax Return of Capital.............................     --            --        --        (0.01)    --
                                                    -----------   --------  --------  --------  --------
Total Distributions...............................      (1.16)       (0.75)    (0.31)    (0.27)    (0.46)
                                                    -----------   --------  --------  --------  --------
Net Asset Value, End of Period....................   $  15.45     $  15.26  $  14.13  $  14.63  $  12.62
                                                    -----------   --------  --------  --------  --------
                                                    -----------   --------  --------  --------  --------
Total Return......................................       9.55%#      13.96%    (1.33)%    18.19%    15.27%
                                                    -----------   --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).............   $309,886     $299,325  $314,116  $340,992  $266,175
Ratio of Expenses to Average Net Assets**.........       0.72%*       0.73%     0.74%     0.77%     0.83%
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.39%*       1.81%     1.69%     1.21%     1.61%
Portfolio Turnover Rate...........................        N/A         3.67%*(a)     9.79%    10.22%     8.99%
Average Commission Rate(1)........................        N/A     $ 0.1030(a)      N/A      N/A      N/A
Turnover Rate of Master Fund Series...............       4.13%*       6.69%*(b)      N/A      N/A      N/A
Average Commission Rate of Master Fund
  Series(1).......................................   $ 0.0304     $ 0.0392       N/A       N/A       N/A


                                                      YEAR      YEAR      YEAR      YEAR      YEAR
                                                     ENDED     ENDED     ENDED     ENDED     ENDED
                                                    NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                      1992      1991      1990      1989      1988
                                                    --------  --------  --------  --------  --------

Net Asset Value,
  Beginning of Period.............................  $  14.18  $  16.24  $  16.15  $  12.02  $  10.00
                                                    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.............................      0.28      0.27      0.25      0.12      0.17
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................     (2.11)    (1.66)     0.31      4.10      1.85
                                                    --------  --------  --------  --------  --------
Total From Investment Operations..................     (1.83)    (1.39)     0.56      4.22      2.02
                                                    --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................     (0.26)    (0.29)    (0.20)    (0.09)    --
Net Realized Gains................................     (0.70)    (0.38)    (0.27)    --        --
Tax Return of Capital.............................     --        --        --        --        --
                                                    --------  --------  --------  --------  --------
Total Distributions...............................     (0.96)    (0.67)    (0.47)    (0.09)    --
                                                    --------  --------  --------  --------  --------
Net Asset Value, End of Period....................  $  11.39  $  14.18  $  16.24  $  16.15  $  12.02
                                                    --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------
Total Return......................................    (13.85)%    (9.11)%     3.50%    35.62%    20.01%#
                                                    --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).............  $196,845  $214,054  $245,465  $199,065  $ 78,689
Ratio of Expenses to Average Net Assets**.........      0.90%     0.86%     0.89%     0.82%     1.05%*
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.11%     1.68%     1.63%     1.41%     3.27%*
Portfolio Turnover Rate...........................      6.35%     7.69%     6.24%     5.70%     0.26%*
Average Commission Rate(1)........................       N/A       N/A       N/A       N/A       N/A
Turnover Rate of Master Fund Series...............       N/A       N/A       N/A       N/A       N/A
Average Commission Rate of Master Fund
  Series(1).......................................       N/A       N/A       N/A       N/A       N/A

------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios of the portfolio and its pro-rata share of its Master Fund Series for the year ended November 30, 1996 and subsequent periods.

 (a) Portfolio turnover and average commission calculated for the period December 1, 1995, to August 9, 1996 (through date of Transfer transaction).

 (b) Master Fund Series turnover calculated for the period August 10, 1996 to November 30, 1996.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             THE LARGE CAP INTERNATIONAL PORTFOLIO
                                               ------------------------------------------------------------------
                                                              YEAR     YEAR     YEAR     YEAR     YEAR    JULY 15
                                               SIX MONTHS     ENDED    ENDED    ENDED    ENDED    ENDED   1991 TO
                                                ENDED MAY    NOV. 30  NOV. 30  NOV. 30  NOV. 30  NOV. 30  NOV. 30
                                                 31 1997      1996     1995     1994     1993     1992     1991
                                               -----------   -------  -------  -------  -------  -------  -------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period.........    $ 14.18     $ 12.60  $ 11.91  $ 11.26  $  9.63  $ 10.64  $ 10.00
                                               -----------   -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.12        0.21     0.15     0.09     0.15     0.11     0.06
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................       0.41        1.39     0.95     1.11     1.72    (1.04)    0.58
                                               -----------   -------  -------  -------  -------  -------  -------
Total From Investment Operations.............       0.53        1.60     1.10     1.20     1.87    (0.93)    0.64
                                               -----------   -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.21)      (0.02)   (0.18)   (0.09)   (0.24)   (0.07)   --
Net Realized Gains...........................      (0.08)      --       (0.23)   (0.46)   --       (0.01)   --
                                               -----------   -------  -------  -------  -------  -------  -------
Total Distributions..........................      (0.29)      (0.02)   (0.41)   (0.55)   (0.24)   (0.08)   --
                                               -----------   -------  -------  -------  -------  -------  -------
Net Asset Value, End of Period...............    $ 14.42     $ 14.18  $ 12.60  $ 11.91  $ 11.26  $  9.63  $ 10.64
                                               -----------   -------  -------  -------  -------  -------  -------
                                               -----------   -------  -------  -------  -------  -------  -------
Total Return.................................       3.89%#     12.68%    9.37%   10.74%   19.55%   (9.00)%    2.88%#
                                               -----------   -------  -------  -------  -------  -------  -------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)........    $85,444     $79,322  $67,940  $55,635  $78,472  $26,041  $ 4,360
Ratio of Expenses to Average Net Assets**....       0.51%*      0.58%    0.57%    0.66%    0.55%(a)    0.50%(a)    0.50%*(a)
Ratio of Net Investment Income to Average Net
  Assets.....................................       1.84%*      1.57%    1.84%    1.18%    1.94%(a)    1.75%(a)    1.96%*(a)
Portfolio Turnover Rate......................       0.31%*     17.65%   24.44%   33.15%    0.28%    0.20%    2.38%*
Average Commission Rate(1)...................    $0.0109     $0.0160      N/A      N/A      N/A      N/A      N/A
Turnover Rate of Master Fund Series..........        N/A         N/A      N/A      N/A      N/A      N/A      N/A
Average Commission Rate
  of Master Fund Series(1)...................        N/A         N/A      N/A      N/A      N/A      N/A      N/A

                                                           THE RWB/DFA INTERNATIONAL
                                                         HIGH BOOK TO MARKET PORTFOLIO
                                               --------------------------------------------------
                                                              YEAR      YEAR      YEAR
                                               SIX MONTHS     ENDED    ENDED     ENDED    JUNE 10
                                                ENDED MAY    NOV. 30  NOV. 30   NOV. 30   TO NOV.
                                                 31 1997      1996      1995      1994    30 1993
                                               -----------   -------  --------  --------  -------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period.........   $  13.76     $ 12.02  $  11.44  $   9.92  $10.00
                                               -----------   -------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.02        0.22      0.19      0.14    0.06
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................       0.43        1.53      0.60      1.52   (0.11 )
                                               -----------   -------  --------  --------  -------
Total From Investment Operations.............       0.45        1.75      0.79      1.66   (0.05 )
                                               -----------   -------  --------  --------  -------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.23)      (0.01)    (0.19)    (0.14)  (0.03 )
Net Realized Gains...........................      (0.14)      --        (0.02)    --       --
                                               -----------   -------  --------  --------  -------
Total Distributions..........................      (0.37)      (0.01)    (0.21)    (0.14)  (0.03 )
                                               -----------   -------  --------  --------  -------
Net Asset Value, End of Period...............   $  13.84     $ 13.76  $  12.02  $  11.44  $ 9.92
                                               -----------   -------  --------  --------  -------
                                               -----------   -------  --------  --------  -------
Total Return.................................       3.36%#     14.61%     6.95%    16.71%  (0.50 )%#
                                               -----------   -------  --------  --------  -------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)........   $288,691     $257,371 $172,017  $112,952  $63,235
Ratio of Expenses to Average Net Assets**....       0.49%*      0.54%     0.68%     0.69%(b)   0.65%*(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................       0.33%*      1.88%     1.85%     1.39%(b)   1.40%*(b)
Portfolio Turnover Rate......................        N/A         N/A       N/A      0.15%*(c)   0.41%*
Average Commission Rate(1)...................        N/A         N/A       N/A       N/A     N/A
Turnover Rate of Master Fund Series..........      18.48%*     12.23%     9.75%     1.90%*(d)    N/A
Average Commission Rate
  of Master Fund Series(1)...................   $ 0.0069     $0.0112       N/A       N/A     N/A

----------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for The RWB/DFA International High Book to
    Market Portfolio and its pro-rata share of its Master Fund Series for the year ended November 30, 1994 and subsequent periods.

 (a) Had certain fees and expenses not been waived or reimbursed, the ratios of expenses to average net assets for the periods ended November 30, 1993, 1992 and 1991 would have been 0.66%, 1.35% and 2.31%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1993, 1992 and 1991 would have been 1.83%, 0.90% and 0.15%, respectively.

 (b) Had certain waivers not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1994 and 1993 would have been 0.73% and 0.82%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1994 and 1993 would have been 1.38% and 1.23%, respectively.

 (c) Portfolio turnover calculated for the period December 1, 1993 to February 15, 1994 (through date of Exchange transaction).

 (d) Master Fund Series turnover calculated for the period February 16, 1994 to November 30, 1994.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                         THE DFA
                                                                                                   INTERNATIONAL SMALL
                                                     THE EMERGING MARKETS PORTFOLIO                CAP VALUE PORTFOLIO
                                               ------------------------------------------    --------------------------------
                                                               YEAR     YEAR                                 YEAR    DEC. 30
                                               SIX MONTHS     ENDED     ENDED    APRIL 25    SIX MONTHS     ENDED    1994 TO
                                                ENDED MAY    NOV. 30   NOV. 30   TO NOV.      ENDED MAY    NOV. 30   NOV. 30
                                                 31 1997       1996     1995     30 1994       31 1997       1996      1995
                                               -----------   --------  -------   --------    -----------   --------  --------
                                               (UNAUDITED)                                   (UNAUDITED)
Net Asset Value,
  Beginning of Period........................   $  11.71     $  10.35  $ 11.30   $ 10.00      $  10.45     $   9.68  $  10.00
                                               -----------   --------  -------   --------    -----------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).................       0.13         0.09     0.06     (0.02)         0.06         0.11      0.05
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................       1.11         1.27    (0.96)     1.32         (0.19)        0.66     (0.32)
                                               -----------   --------  -------   --------    -----------   --------  --------
Total From Investment Operations.............       1.24         1.36    (0.90)     1.30         (0.13)        0.77     (0.27)
                                               -----------   --------  -------   --------    -----------   --------  --------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.09)       --       (0.05)    --            (0.13)       --        (0.04)
Net Realized Gains...........................     --            --       --        --            (0.30)       --        (0.01)
                                               -----------   --------  -------   --------    -----------   --------  --------
Total Distributions..........................      (0.09)       --       (0.05)    --            (0.43)       --        (0.05)
                                               -----------   --------  -------   --------    -----------   --------  --------
Net Asset Value, End of Period...............   $  12.86     $  11.71  $ 10.35   $ 11.30      $   9.89     $  10.45  $   9.68
                                               -----------   --------  -------   --------    -----------   --------  --------
                                               -----------   --------  -------   --------    -----------   --------  --------
Total Return.................................      10.70%#      13.18%   (7.96)%   13.00%#       (1.22)%#      8.01%    (2.73)%#
                                               -----------   --------  -------   --------    -----------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)........   $214,752     $162,025  $49,337   $15,731      $444,135     $375,488  $147,125
Ratio of Expenses to Average Net Assets**....       1.01%*       1.15%    1.58%     2.43%*        0.92%*       0.99%     1.23%*
Ratio of Net Investment Income to Average Net
  Assets.....................................       2.34%*       1.14%    0.98%    (0.44)%*       1.31%*       1.38%     1.43%*
Portfolio Turnover Rate......................        N/A          N/A      N/A       N/A         14.30%*      14.52%     1.62%*
Average Commission
  Rate(1)....................................        N/A          N/A      N/A       N/A      $ 0.0062     $ 0.0092       N/A
Turnover Rate of Master Fund Series..........       0.91%*       0.37%    8.17%     1.28%*         N/A          N/A       N/A
Average Commission Rate of Master Fund
  Series(1)..................................   $ 0.0004     $ 0.0010      N/A       N/A           N/A          N/A       N/A

------------------------------

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for The Emerging Markets Portfolio and its pro-rata share of its Master Fund Series.

 (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     THE DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                               ----------------------------------------------------
                                               SIX MONTHS      YEAR      YEAR      YEAR      YEAR
                                                  ENDED       ENDED     ENDED     ENDED     ENDED
                                                 MAY 31      NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                  1997         1996      1995      1994      1993
                                               -----------   --------  --------  --------  --------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period.........   $  10.24     $  10.21  $  10.05  $  10.28  $  10.35
                                               -----------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.29         0.56      0.60      0.46      0.35
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................      (0.02)        0.03      0.17     (0.21)     0.11
                                               -----------   --------  --------  --------  --------
Total From Investment Operations.............       0.27         0.59      0.77      0.25      0.46
                                               -----------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.29)       (0.56)    (0.60)    (0.46)    (0.38)
Net Realized Gains...........................     --            --        (0.01)    (0.02)    (0.15)
                                               -----------   --------  --------  --------  --------
Total Distributions..........................      (0.29)       (0.56)    (0.61)    (0.48)    (0.53)
                                               -----------   --------  --------  --------  --------
Net Asset Value, End of Period...............   $  10.22     $  10.24  $  10.21  $  10.05  $  10.28
                                               -----------   --------  --------  --------  --------
                                               -----------   --------  --------  --------  --------
Total Return.................................       2.68%#       5.94%     7.80%     2.48%     4.62%
                                               -----------   --------  --------  --------  --------
RATIO/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands)........   $756,272     $854,521  $704,950  $592,226  $608,400
Ratio of Expenses to Average Net Assets**....       0.21%*       0.21%     0.20%     0.21%     0.21%
Ratio of Net Investment Income to Average Net
  Assets.....................................       5.78%*       5.39%     5.86%     4.47%     3.38%
Portfolio Turnover Rate......................        N/A          N/A       N/A       N/A     61.95%(a)
Turnover Rate of Master Fund Series..........      81.14%*      95.84%    81.31%   140.82%   111.67%*(b)

                                                        THE DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                               ----------------------------------------------------------
                                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                               NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                 1992      1991      1990      1989      1988      1987
                                               --------  --------  --------  --------  --------  --------

Net Asset Value, Beginning of Period.........  $  10.33  $  10.19  $  10.16  $  10.12  $  10.12  $  10.27
                                               --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................      0.43      0.68      0.83      0.82      0.78      0.69
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................      0.06      0.16      0.04      0.03     (0.04)    (0.08)
                                               --------  --------  --------  --------  --------  --------
Total From Investment Operations.............      0.49      0.84      0.87      0.85      0.74      0.61
                                               --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income........................     (0.44)    (0.70)    (0.84)    (0.81)    (0.74)    (0.68)
Net Realized Gains...........................     (0.03)    --        --        --        --        (0.08)
                                               --------  --------  --------  --------  --------  --------
Total Distributions..........................     (0.47)    (0.70)    (0.84)    (0.81)    (0.74)    (0.76)
                                               --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period...............  $  10.35  $  10.33  $  10.19  $  10.16  $  10.12  $  10.12
                                               --------  --------  --------  --------  --------  --------
                                               --------  --------  --------  --------  --------  --------
Total Return.................................      5.64%     8.61%     8.88%     9.53%     7.61%     6.14%
                                               --------  --------  --------  --------  --------  --------
RATIO/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands)........  $561,879  $469,276  $412,907  $360,146  $341,551  $342,436
Ratio of Expenses to Average Net Assets**....      0.21%     0.21%     0.21%     0.22%     0.22%     0.22%
Ratio of Net Investment Income to Average Net
  Assets.....................................      4.81%     6.75%     8.27%     8.77%     7.70%     6.82%
Portfolio Turnover Rate......................    125.56%    82.26%    96.30%     0.00%    80.74%   162.18%
Turnover Rate of Master Fund Series..........       N/A       N/A       N/A       N/A       N/A       N/A

------------------------------

(Restated to reflect a 900% stock dividend as of January 2, 1996)

  * Annualized

 # Non-annualized

 ** Represents the combined ratios for the portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1993 and subsequent periods.

 (a) Portfolio turnover calculated for period December 1, 1992 to February 7, 1993 (through date of Exchange transaction).

 (b) Master Fund Series turnover calculated for the period February 8, 1993 to November 30, 1993.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO
                                                    ----------------------------------------------------
                                                    SIX MONTHS      YEAR      YEAR      YEAR      YEAR
                                                       ENDED       ENDED     ENDED     ENDED     ENDED
                                                      MAY 31      NOV. 30   NOV. 30   NOV. 30   NOV. 30
                                                       1997         1996      1995      1994      1993
                                                    -----------   --------  --------  --------  --------
                                                    (UNAUDITED)
Net Asset Value,
  Beginning of Period.............................   $  10.42     $  10.05  $   9.75  $  10.55  $  10.88
                                                    -----------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.30         0.65      0.59      0.48      0.47
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................      (0.16)        0.09      0.30     (0.80)     0.49
                                                    -----------   --------  --------  --------  --------
Total From Investment Operations..................       0.14         0.74      0.89     (0.32)     0.96
                                                    -----------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Net Investment Income.............................      (0.35)       (0.37)    (0.59)    (0.48)    (0.73)
Net Realized Gains................................     --            --        --        --        (0.56)
                                                    -----------   --------  --------  --------  --------
Total Distributions...............................      (0.35)       (0.37)    (0.59)    (0.48)    (1.29)
                                                    -----------   --------  --------  --------  --------
Net Asset Value, End of Period....................   $  10.21     $  10.42  $  10.05  $   9.75  $  10.55
                                                    -----------   --------  --------  --------  --------
                                                    -----------   --------  --------  --------  --------
Total Return......................................       1.40%#       7.51%     9.35%    (3.13)%     9.46%
                                                    -----------   --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).............   $192,867     $174,386  $300,921  $235,554  $164,504
Ratio of Expenses to Average Net Assets...........       0.30%*       0.30%     0.28%     0.31%     0.31%
Ratio of Net Investment Income to Average Net
  Assets..........................................       6.03%*       5.63%     6.14%     5.08%     4.75%
Portfolio Turnover Rate...........................      13.66%*     211.97%   398.09%    52.39%   152.10%

                                                           THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO
                                                    ----------------------------------------------------
                                                                                                  MAY 31
                                                     YEAR     YEAR     YEAR     YEAR     YEAR       TO
                                                     ENDED    ENDED    ENDED    ENDED    ENDED     NOV.
                                                    NOV. 30  NOV. 30  NOV. 30  NOV. 30  NOV. 30     30
                                                     1992     1991     1990     1989     1988      1987
                                                    -------  -------  -------  -------  -------   ------

Net Asset Value,
  Beginning of Period.............................  $ 11.25  $ 10.64  $ 10.46  $ 10.42  $10.33    $10.00
                                                    -------  -------  -------  -------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................     0.57     0.81     0.76     0.85    0.62     0.38
Net Gains (Losses) on Securities (Realized and
  Unrealized).....................................     0.31     0.54     0.20     0.05    0.09    (0.05 )
                                                    -------  -------  -------  -------  -------   ------
Total From Investment Operations..................     0.88     1.35     0.96     0.90    0.71     0.33
                                                    -------  -------  -------  -------  -------   ------
LESS DISTRIBUTIONS
Net Investment Income.............................    (0.76)   (0.74)   (0.78)   (0.86)  (0.58)    --
Net Realized Gains................................    (0.49)   --       --       --      (0.04)    --
                                                    -------  -------  -------  -------  -------   ------
Total Distributions...............................    (1.25)   (0.74)   (0.78)   (0.86)  (0.62)    --
                                                    -------  -------  -------  -------  -------   ------
Net Asset Value, End of Period....................  $ 10.88  $ 11.25  $ 10.64  $ 10.46  $10.42    $10.33
                                                    -------  -------  -------  -------  -------   ------
                                                    -------  -------  -------  -------  -------   ------
Total Return......................................     8.59%   13.44%    9.72%    9.33%   7.13%    3.26 %#
                                                    -------  -------  -------  -------  -------   ------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).............  $83,543  $56,971  $52,260  $53,039  $4,863    $4,258
Ratio of Expenses to Average Net Assets...........     0.31%    0.30%    0.30%    0.30%   0.28%    0.27 %*
Ratio of Net Investment Income to Average Net
  Assets..........................................     5.82%    7.16%    7.91%    8.49%   7.97%    7.50 %*
Portfolio Turnover Rate...........................   218.60%  223.18%  165.50%  312.59% 253.31%   100.85%*

------------------------------

(Restated to reflect a 900% stock dividend as of January 2, 1996)

  * Annualized

 # Non-annualized

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO(1)
                                               -----------------------------------------------------------------------------
                                                               YEAR     YEAR     YEAR      YEAR     YEAR     YEAR    OCT. 22
                                               SIX MONTHS     ENDED     ENDED    ENDED     ENDED    ENDED    ENDED     TO
                                                  ENDED      NOV. 30   NOV. 30  NOV. 30   NOV. 30  NOV. 30  NOV. 30  NOV. 30
                                               MAY 31 1997     1996     1995     1994      1993     1992     1991     1990
                                               -----------   --------  -------  -------   -------  -------  -------  -------
                                               (UNAUDITED)
Net Asset Value,
  Beginning of Period........................   $  11.22     $  11.24  $ 10.22  $ 11.59   $ 11.20  $ 11.02  $ 10.27  $ 10.00
                                               -----------   --------  -------  -------   -------  -------  -------  -------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income........................       0.33         0.65     0.70     0.69      0.55     0.76     0.84     0.09
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................      (0.32)       (0.13)    1.11    (1.22)     0.66     0.26     0.63     0.18
                                               -----------   --------  -------  -------   -------  -------  -------  -------
Total From Investment Operations.............       0.01         0.52     1.81    (0.53)     1.21     1.02     1.47     0.27
                                               -----------   --------  -------  -------   -------  -------  -------  -------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.32)       (0.50)   (0.70)   (0.68)    (0.73)   (0.78)   (0.72)   --
Net Realized Gains...........................     --            (0.04)   (0.09)   (0.16)    (0.09)   (0.06)   --       --
                                               -----------   --------  -------  -------   -------  -------  -------  -------
Total Distributions..........................      (0.32)       (0.54)   (0.79)   (0.84)    (0.82)   (0.84)   (0.72)   --
                                               -----------   --------  -------  -------   -------  -------  -------  -------
Net Asset Value, End of Period...............   $  10.91     $  11.22  $ 11.24  $ 10.22   $ 11.59  $ 11.20  $ 11.02  $ 10.27
                                               -----------   --------  -------  -------   -------  -------  -------  -------
                                               -----------   --------  -------  -------   -------  -------  -------  -------
Total Return.................................       0.13%#       4.98%   18.04%   (4.72)%   12.84%    9.70%   14.94%    2.63%#
                                               -----------   --------  -------  -------   -------  -------  -------  -------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands)........   $122,978     $107,944  $78,087  $60,827   $53,051  $40,160  $29,393  $25,567
Ratio of Expenses to Average Net Assets......       0.25%*       0.26%    0.27%    0.29%     0.32%    0.29%    0.28%    0.23%*
Ratio of Net Investment Income to Average Net
  Assets.....................................       6.31%*       6.22%    6.44%    6.45%     6.41%    7.05%    7.86%    8.73%*
Portfolio Turnover Rate......................      21.33%*      30.84%   40.79%   27.15%    16.91%   17.91%   19.72%    0.00%*
Turnover Rate of Master Fund Series..........        N/A          N/A      N/A      N/A       N/A      N/A      N/A      N/A

                                               THE DFA TWO-YEAR GLOBAL
                                                FIXED INCOME PORTFOLIO
                                               ------------------------
                                               SIX MONTHS      FEB. 9
                                                  ENDED       1996 TO
                                                 MAY 31       NOV. 30
                                                  1997          1996
                                               -----------   ----------
                                               (UNAUDITED)
Net Asset Value,
  Beginning of Period........................   $  10.37      $  10.00
                                               -----------   ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income........................       0.28          0.24
Net Gains (Losses) on Securities (Realized
  and Unrealized)............................      (0.01)         0.35
                                               -----------   ----------
Total From Investment Operations.............       0.27          0.59
                                               -----------   ----------
LESS DISTRIBUTIONS
Net Investment Income........................      (0.29)        (0.22)
Net Realized Gains...........................      (0.01)       --
                                               -----------   ----------
Total Distributions..........................      (0.30)        (0.22)
                                               -----------   ----------
Net Asset Value, End of Period...............   $  10.34      $  10.37
                                               -----------   ----------
                                               -----------   ----------
Total Return.................................       2.66%#        6.01%#
                                               -----------   ----------
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of Period (thousands)........   $361,642      $319,343
Ratio of Expenses to Average Net Assets......       0.33%*        0.33%*
Ratio of Net Investment Income to Average Net
  Assets.....................................       5.30%*        3.10%*
Portfolio Turnover Rate......................        N/A           N/A
Turnover Rate of Master Fund Series..........     134.21%*       87.07%*

------------------------------

 (1) (Restated to reflect a 900% stock dividend as of January 2, 1996)

  * Annualized

 # Non-annualized

 ** Represents the combined ratio for The DFA Two-Year Global Fixed Income
    Portfolio and its pro-rata share of its Master Fund Series.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   THE DFA GLOBAL FIXED INCOME PORTFOLIO
                                              --------------------------------------------------------------------------------
                                              SIX MONTHS      YEAR      YEAR      YEAR       YEAR     YEAR     YEAR    NOV. 6
                                                 ENDED       ENDED     ENDED     ENDED      ENDED     ENDED    ENDED     TO
                                                MAY 31      NOV. 30   NOV. 30   NOV. 30    NOV. 30   NOV. 30  NOV. 30  NOV. 30
                                                 1997         1996      1995      1994       1993     1992     1991     1990
                                              -----------   --------  --------  --------   --------  -------  -------  -------
                                              (UNAUDITED)
Net Asset Value,
  Beginning of Period.......................   $  11.04     $  10.51  $   9.81  $  10.56   $  10.36  $ 10.47  $ 10.02  $10.00
                                              -----------   --------  --------  --------   --------  -------  -------  -------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)................       0.25         0.50      0.39      0.35       0.40     0.54     0.66    0.04
Net Gains (Losses) on
  Securities (Realized and Unrealized)......       0.05         0.61      1.08     (0.65)      0.73     0.26     0.26   (0.02)
                                              -----------   --------  --------  --------   --------  -------  -------  -------
Total From Investment
  Operations................................       0.30         1.11      1.47     (0.30)      1.13     0.80     0.92    0.02
                                              -----------   --------  --------  --------   --------  -------  -------  -------
LESS DISTRIBUTIONS
Net Investment Income.......................      (0.64)       (0.58)    (0.77)    (0.44)     (0.45)   (0.64)   (0.47)   --
Net Realized Gains..........................      (0.09)       --        --        (0.01)     (0.48)   (0.27)   --       --
                                              -----------   --------  --------  --------   --------  -------  -------  -------
Total Distributions.........................      (0.73)       (0.58)    (0.77)    (0.45)     (0.93)   (0.91)   (0.47)   --
                                              -----------   --------  --------  --------   --------  -------  -------  -------
Net Asset Value, End of Period..............   $  10.61     $  11.04  $  10.51  $   9.81   $  10.56  $ 10.36  $ 10.47  $10.02
                                              -----------   --------  --------  --------   --------  -------  -------  -------
                                              -----------   --------  --------  --------   --------  -------  -------  -------
Total Return................................       2.94%#      11.13%    15.23%    (2.91)%    11.42%    8.00%   11.00%   0.22%#
                                              -----------   --------  --------  --------   --------  -------  -------  -------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).......   $206,816     $165,772  $208,166  $135,529   $101,528  $54,607  $31,647  $8,474
Ratio of Expenses to
  Average Net Assets........................       0.44%*       0.46%     0.46%     0.49%      0.52%    0.58%    0.67%   0.51%*
Ratio of Net Investment Income to Average
  Net Assets................................       4.81%*       4.88%     5.80%     5.75%      5.09%    5.52%    6.74%   6.92%*
Portfolio Turnover Rate.....................      67.53%*      97.78%   130.41%   113.55%    139.57%  210.39%  194.25%   0.00%*

------------------------------

(Restated to reflect a 900% stock dividend as of January 2, 1996)

  * Annualized

 # Non-annualized

                             THE FEEDER PORTFOLIOS

    Each of the seventeen Feeder Portfolios seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of the Trust, an open-end management investment company, registered under the Investment Company Act of 1940, that issues Series having the same investment objective as each of those Portfolios. The Emerging Markets Value Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Emerging Markets Fund, an open-end management investment company, registered under the Investment Company Act of 1940, that has the same investment objective as the Emerging Markets Value Portfolio. This investment activity is unlike many other investment companies which directly acquire and manage their own portfolio of securities. The investment objective of a Feeder Portfolio may not be changed without the approval of its shareholders. The investment objective of a Master Fund may not be changed without approval of the shareholders of that Master Fund. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund.


    This prospectus describes the investment objective, policies and restrictions of each Feeder Portfolio and its corresponding Master Fund. (See "PORTFOLIO CHARACTERISTICS AND POLICIES-- SMALL COMPANY PORTFOLIOS--U.S. 6-10 Small Company Portfolio, U.S. 9-10 Small Company Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio and Pacific Rim Small Company Portfolio"; "ENHANCED U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies"; "U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies"; "THE VALUE PORTFOLIOS--Portfolio Characteristics and Policies"; "INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS-DFA One-Year Fixed Income Portfolio; DFA Two-Year Global Fixed Income Portfolio"; "RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO--Investment Objective and Policies"; and "EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL CAP PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO--Investment Objectives and Policies"). In addition, an investor should read "MANAGEMENT OF THE FUND" for a description of the management and other expenses associated with the Feeder Portfolios' investment in the Master Funds. Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact the Trust and the Emerging Markets Fund at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Series of the Trust and the Emerging Markets Fund other than through a Feeder Portfolio.


    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Fund and, through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    Further, if a Master Fund changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Feeder Portfolio and the shareholders of the Portfolio fail to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Master Fund and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Series corresponding to the U.S. 6-10 Small Company, U.S. 9-10 Small Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 4-10 Value, U.S. 6-10 Value, U.S. Large Cap Value, RWB/DFA International High Book to Market and Emerging Markets Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" below.

    Finally, the Feeder Portfolios' investment in the shares of the Master Funds is relatively new and results in certain operational and other complexities. However, management believes that the benefits to be gained by shareholders outweigh the additional complexities and that the risks attendant to such investment are not inherently different from the risks of direct investment in securities of the type in which the Master Funds invest.

                            SMALL COMPANY PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES

    Each Small Company Portfolio, and the U.S. 6-10 Small Company, U.S. 9-10 Small Company, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Series of the Trust (the "Small Company Series"), operate as a diversified investment company whose investment objective is to achieve long-term capital appreciation. The Small Company Portfolios provide investors with access to securities portfolios consisting of small U.S., Japanese, United Kingdom, European and Pacific Rim companies. Company size will be determined for purposes of these Portfolios and Series solely on the basis of a company's market capitalization. "Market capitalization" for domestic securities will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock. "Market capitalization" for foreign securities will be calculated using the number of outstanding stocks of the company that are similar to domestic common stocks.


    Each Small Company Series intends to invest at least 80% of its assets in equity securities of U.S., Japanese, United Kingdom, European and Pacific Rim small companies, as defined herein, and as applicable to the Series. The Small Company Series will be structured to reflect reasonably the relative market capitalizations of their portfolio companies. The Advisor believes that over the long term the investment performance of small companies is superior to large companies, not only in the U.S. but in other developed countries as well, and that investment in the Portfolios is an effective way to improve global diversification. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the Small Company Series, may participate in the investment performance of these companies through ownership of a Portfolio's stock.


                    PORTFOLIO CHARACTERISTICS AND POLICIES--
                            SMALL COMPANY PORTFOLIOS

U.S. 6-10 SMALL COMPANY PORTFOLIO

    U.S. 6-10 Small Company Portfolio pursues its investment objective by investing all of its assets in the U.S. 6-10 Small Company Series of the Trust (the "6-10 Series"), which has the same investment objective and policies as the Portfolio. The 6-10 Series will invest in a broad and diverse group of small U.S. companies having readily marketable securities. References in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies listed on the New York Stock Exchange ("NYSE"). The 6-10 Series will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") and traded in the over-the-counter market ("OTC"). The 6-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. It is the intention of the 6-10 Series to acquire a portion of the common stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--THE SMALL COMPANY PORTFOLIOS--Portfolio Structure.") In the future, the 6-10 Series may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the 6-10 Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Series' net assets at the time of purchase.


U.S. 9-10 SMALL COMPANY PORTFOLIO


    U.S. 9-10 Small Company Portfolio pursues its investment objective by investing all of its assets in the U.S. 9-10 Small Company Series of the Trust (the "9-10 Series"). The 9-10 Series will invest in a broad and diverse segment of small U.S. companies having readily marketable stocks, and whose market capitalization is not larger than the largest of those in the quintile of companies listed on the NYSE having the smallest market capitalizations (smallest 20%). The 9-10 Series will purchase stocks of companies whose shares are listed on the NYSE or AMEX or traded OTC. The 9-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. There is some overlap in the companies in which the 9-10 Series and the 6-10 Series invest. It is the intention of the 9-10 Series to acquire a portion of the stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.") In the future, the 9-10 Series may include stocks of small U.S. companies which are listed on other U.S. securities exchanges. The 9-10 Series is authorized to invest in privately placed convertible debentures and the value thereof together with the value of all other illiquid investments may not exceed 10% of the value of the Series' net assets at the time of purchase.


JAPANESE SMALL COMPANY PORTFOLIO

    Japanese Small Company Portfolio pursues its investment objective by investing all of its assets in the Japanese Small Company Series of the Trust (the "Japanese Series"), which has the same investment objective and policies as the Portfolio. The Japanese Series will invest in a broad and diverse group of readily marketable stocks of Japanese small companies which are traded in the Japanese securities markets. Generally, reference in this prospectus to the term "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange ("TSE").

    While the Japanese Series will invest primarily in the stocks of small companies which are listed on the TSE, it may acquire the stocks of Japanese small companies which are traded in other Japanese securities markets as well. It is the intention of the Japanese Series to acquire a portion of the stock of each of these companies on a market capitalization weighted basis. The Japanese Series also may invest up to 5% of its assets in convertible debentures issued by Japanese small companies. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")

UNITED KINGDOM SMALL COMPANY PORTFOLIO

    United Kingdom Small Company Portfolio pursues its investment objective by investing all of its assets in the United Kingdom Small Company Series of the Trust (the "United Kingdom Series"), which has the same investment objective and policies as the Portfolio. The United Kingdom Series will invest in a broad and diverse group of readily marketable stocks of United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland ("ISE"). Generally, reference in this prospectus to a "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times-Actuaries All Share Index ("FTA").

    The FTA is an index of stocks traded on the ISE, which is similar to the S&P 500 Index, and is used by investment professionals in the United Kingdom for the same purposes as investment professionals in the U.S. use the S&P 500 Index. While the FTA typically will be used by the United Kingdom Series to determine the maximum market capitalization of any company whose stock the Series will purchase, acquisitions by the United Kingdom Series will not be limited to stocks which are included in the FTA. The United Kingdom Series will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5,000,000.

    It is the intention of United Kingdom Series to acquire a portion of the stock of each eligible company on a market capitalization basis. The United Kingdom Series also may invest up to 5% of its assets in convertible debentures issued by United Kingdom small companies. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")

CONTINENTAL SMALL COMPANY PORTFOLIO

    Continental Small Company Portfolio pursues its investment objective by investing all of its assets in the Continental Small Company Series of the Trust (the "Continental Series"), which has the same investment objective and policies as the Portfolio. The Continental Series is authorized to invest in readily marketable stocks of a broad and diverse group of small companies organized under the laws of certain European countries. As of the date of this Prospectus, the Continental Series may invest in small companies located in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, and Switzerland, whose shares are traded principally in securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of companies in all countries in which the Continental Series invests (i.e., on a European basis). The Advisor typically will use the appropriate country indices of the Financial Times-Actuaries World Index ("FTW") converted to a common currency, the United States dollar, and aggregated to define "small companies." The FTW consists of a series of country indices which contain generally the largest companies in the major industry sectors in proportion to their market capitalization whose shares are available for purchase by non-resident investors. Its constituents represent about 70% of the total market capitalization of the respective markets. Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 20% (9th and 10th deciles) of companies listed in the FTW as combined for the countries in which the Continental Series invests will be considered to be "small companies" and will be eligible for purchase by the Continental Series.

    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Continental Series does not intend, however, to purchase shares of any company whose market capitalization is less than the equivalent of $5,000,000. The Continental Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Continental Series also may invest up to 5% of its assets in convertible debentures issued by European small companies. The

Continental Series has acquired the stocks of small companies located in Belgium, France, Germany, Italy, the Netherlands, Spain, Sweden and Switzerland. When the Advisor determines that the investments of the Continental Series in the stocks of small companies in those countries are sufficiently diverse, the stocks of small companies located in other European countries may be acquired on a country-by-country basis. In addition, the Advisor may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")

PACIFIC RIM SMALL COMPANY PORTFOLIO

    Pacific Rim Small Company Portfolio pursues its investment objective by investing all of its assets in the Pacific Rim Small Company Series of the Trust (the "Pacific Rim Series"), which has the same investment objective and policies as the Portfolio. The Pacific Rim Series is authorized to invest in stocks of a broad and diverse group of small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries. As of the date of this prospectus, the Pacific Rim Series may invest in small companies located in Australia, Hong Kong, Korea, Malaysia, New Zealand and Singapore. In the future, the Advisor may add small companies located in other Asian countries as securities markets in these countries become accessible.

    Company size will be determined by the Advisor in a manner that will compare the market capitalizations of the companies in all countries in which the Pacific Rim Series invests (i.e., on a Pacific Rim basis). The Advisor typically will use the appropriate country indices of the FTW converted to a common currency and aggregated, to define "small companies." Generally, companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 30% of companies (8th, 9th and 10th deciles) listed in the FTW as combined for the countries in which the Pacific Rim Series invests will be considered to be "small companies" and will be eligible for purchase by the Pacific Rim Series.

    While the Advisor typically will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Pacific Rim Series does not intend to purchase shares of any company whose market capitalization is less than $5,000,000. The Pacific Rim Series intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Pacific Rim Series also may invest up to 5% of its assets in convertible debentures issued by small companies located in the Pacific Rim. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Structure.")

INTERNATIONAL SMALL COMPANY PORTFOLIO

    The International Small Company Portfolio seeks to achieve its investment objective by investing virtually all of its assets in all four Underlying Series in such relative portions as determined by the Advisor from time to time. A small portion of the assets of International Small Company Portfolio may be invested in short-term, high-quality, fixed-income obligations pending investment in shares of the Underlying Series and/or pending payment of redemptions of its own shares for cash. For a complete description of the investment objectives and policies, portfolio structure and transactions for each Underlying Series, see "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS." The International Small Company Portfolio is designed for investors who wish to achieve their investment objective of capital appreciation by participating in the investment performance of a broad range of equity securities of Japanese, United Kingdom, European and Pacific Rim small companies.

    As of the date of this Prospectus, the Small Company Portfolio invests in the shares of the Underlying Series within the following percentage ranges:

                                                                                  INVESTMENT
UNDERLYING SERIES                                                                   RANGE
------------------------------------------------------------------------------  --------------
Japanese Small Company........................................................    27.5 - 42.5%
United Kingdom Small Company..................................................     7.5 - 22.5%
Continental Small Company.....................................................    27.5 - 42.5%
Pacific Rim Small Company.....................................................     7.5 - 22.5%

    The allocation of the assets of International Small Company Portfolio to be invested in the Underlying Series will be determined by the Advisor on at least a semi-annual basis. In setting the target allocation, the Advisor will first consider the market capitalizations of all eligible companies in each of the Underlying Series. The Advisor will calculate the market capitalizations for each Underlying Series in the manner described under "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS." In determining the target allocations, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings between companies on a Series by Series basis and may take into account the existence of substantial private or government ownership of the shares of a company. The Advisor may also consider such other factors as it deems appropriate with respect to determining the target allocations. Target allocations will remain in effect until the next semi-annual re-calculation. The Advisor expects to change the relative weights ascribed to each Underlying Series, based on its updated market capitalization calculations, when it determines that fundamental changes in the relative values ascribed by market forces to each relevant geographic area have occurred. To maintain target weights during the period, adjustments may be made by applying future purchases by International Small Company Portfolio in proportion necessary to rebalance the investment portfolio of the Portfolio. As of the date of this prospectus, the target allocations for investment by the Portfolio in the Underlying Series are: Japanese Small Company Series--30%; United Kingdom Small Company Series--15%; Continental Small Company Series--35%; and Pacific Rim Small Company Series--20%.

PORTFOLIO STRUCTURE

    Each Small Company Series is structured by generally basing the amount of each security purchased on the issuer's relative market capitalization with a view to creating in each Series a reasonable reflection of the relative market capitalizations of its portfolio companies. The following discussion applies to the investment policies of the Small Company Series.

    The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except that with respect to Continental and Pacific Rim Series, such determination shall be made by reference to other companies located in all countries in which the Series invest. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that Continental and Pacific Rim Series each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets applicable market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock inappropriate.

    Deviation from strict market capitalization weighting will also occur because the Advisor intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from strict market capitalization weighting.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, each Small Company Series may, in exchange for the issuance of shares, acquire securities eligible for purchase or otherwise represented in their portfolios at the time of the exchange. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    If securities must be sold in order to obtain funds to make redemption payments, they may be repurchased as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities. (See "PORTFOLIO CHARACTERISTICS AND POLICIES-- SMALL COMPANY PORTFOLIOS--Portfolio Transactions.")

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small company eligible for investment. Common stocks whose market capitalizations are not greater than such company will be purchased. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. (See "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS--Portfolio Transactions.") A further deviation from market capitalization weighting may occur if a Series invests a portion of its assets in privately placed convertible debentures.


    It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.


    Generally, current income is not sought as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS

    On a periodic basis, the Advisor will review the holdings of each Small Company Series and determine which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies. The present policy of the Advisor (except with respect to the 6-10 Series) is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the particular Small Company Series as determined periodically by the Advisor. The Advisor may, from time to time, revise that policy if, in the opinion of the Advisor, such revision is necessary to maintain appropriate market capitalization weighting.

    Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

                          U.S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    U.S. Large Company Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index, both in terms of the price of the Portfolio's shares and its total investment return. The Portfolio pursues its investment objective by investing all of its assets in U.S. Large Company Series of the Trust (the "U.S. Large Company Series"), which has the same investment objective and policies as the Portfolio. U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500 Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.

    Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500 Index. A portion, however, generally not more than 5% of net assets, may be invested in the same types of short-term fixed income obligations as may be acquired by the DFA One-Year Fixed Income Portfolio, in order to maintain liquidity or to invest temporarily uncommitted cash balances. (See "THE FIXED INCOME PORTFOLIOS--Description of Securities and Obligations").

    U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that the Series invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Series will not purchase such futures contracts or options if as a result more than 5% of its total assets would then consist of initial margin deposits and premiums required to establish such contracts or options. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.")

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares. U.S. Large Company Series may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. For information concerning Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P"), and disclaimers of S&P with respect to the U.S. Large Company Portfolio and the U.S. Large Company Series, see "STANDARD & POOR'S--INFORMATION AND DISCLAIMERS."

                     ENHANCED U. S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    Enhanced U.S. Large Company Portfolio seeks, as its investment objective, to achieve a total return which exceeds the total return performance of the S&P 500 Index. The Portfolio pursues its investment objective by investing all of its assets in Enhanced U.S. Large Company Series of the Trust (the "Enhanced U.S. Large Company Series"). The Enhanced U.S. Large Company Series will have the same investment objective and policies as the Portfolio. Enhanced U.S. Large Company Series may invest in all of the stocks represented in the S&P 500 Index, options on stock indices, stock index futures, options on stock index futures, swap agreements on stock indices and, to the extent permissible pursuant to the Investment Company Act of 1940, shares of investment companies that invest in stock indices. The S&P 500 Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.

    The Enhanced U.S. Large Company Series may, from time to time, also invest in options on stock indices, stock index futures, options on stock index futures and swap agreements based on indices other than, but similar to, the S&P 500 Index (such instruments whether or not based on the S&P 500 Index hereinafter collectively referred to as "Index Derivatives"). The Enhanced U.S. Large Company Series may invest all of its assets in Index Derivatives. Certain of these Index Derivatives are speculative and may subject the Portfolio to additional risks (See "RISK FACTORS--ALL PORTFOLIOS"). Assets of the Enhanced U.S. Large Company Series not invested in S&P 500 stocks or Index Derivatives may be invested in the same types of short-term fixed income obligations as may be acquired by DFA Two-Year Global Fixed Income Series and, to the extent allowed by the Investment Company Act of 1940, shares of money market mutual funds (collectively, "Fixed Income Investments") (See "INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS--Description of Investments"). The Series' investments in the securities of other investment companies may involve duplication of certain fees and expenses.

    The percentage of assets of the Enhanced U.S. Large Company Series that will be invested at any one time in S&P 500 Index stocks, Index Derivatives and Fixed Income Investments may vary from time to time, within the discretion of the Advisor and according to restraints imposed by the Investment Company Act of 1940. The Enhanced U.S. Large Company Series will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into offsetting positions) to cover its open positions in Index Derivatives to avoid leveraging of the Series.

    The Enhanced U.S. Large Company Series will enter into positions in futures and options on futures only to the extent such positions are permissible with respect to applicable rules of the Commodity Futures Trading Commission without registering the Series or the Trust as a commodities pool operator. In addition, the Enhanced U.S. Large Company Series may not be able to utilize Index Derivatives to the extent otherwise permissible or desirable because of constraints imposed by the Internal Revenue Code or by unanticipated illiquidity in the marketplace for such instruments. For more information about Index Derivatives, see "RISK FACTORS--ALL PORTFOLIOS."

    It is the position of the Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, the Enhanced U.S. Large Company Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

                 STANDARD & POOR'S--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio or the Enhanced U.S. Large Company Portfolio (the "Large Company Portfolios"), nor the U.S. Large Company Series or the Enhanced U.S. Large Company Series (the "Large Company Series") are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Large Company Portfolios or the Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the Large Company Portfolios or the Large Company Series particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Large Company Portfolios or the Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Large Company Portfolios or the Large Company Series. S&P has no obligation to take the needs of the Large Company Portfolios, the Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Large Company Portfolios or the Large Company Series or the issuance or sale of the Large Company Portfolios or the Large Company Series or in the determination or calculation of the equation by which the Large Company Portfolios or the Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Portfolios or the Large Company Series.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       LARGE CAP INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation by investing in the stocks of non-U.S. large companies. The investment objective of the Portfolio may not be changed without the approval of the holders of a majority of its outstanding shares. The Portfolio intends to invest in the stocks of large companies in Europe, Australia and the Far East. As of the date of this prospectus, the Portfolio may invest in the stocks of large companies in Australia, Belgium, France, Germany, Italy, Hong Kong, Japan, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolio's asset growth permits, it may invest in the stocks of large companies in Austria, Denmark, Finland, Ireland, Malaysia, New Zealand, Norway, and Singapore.

    Under normal market conditions, at least 65% of the Portfolio's assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Portfolio invests in index futures contracts for other than bona fide hedging purposes, the Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.") The Portfolio also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.

    The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holdings within the same country. Generally, the companies whose stocks will be selected by the Advisor for the Portfolio will be in the largest 50% in terms of market capitalization for each country. The Advisor, however, may exclude the stock of such a company if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for a Portfolio inappropriate.

    Deviation from market capitalization weighting will occur because the Portfolio intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.

    The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase at the time of the exchange or otherwise represented in the portfolio in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible large companies that will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than such minimum will be purchased by the Portfolio. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Portfolio's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    It is management's belief that the stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

    The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

    Securities which have depreciated in value since their acquisition will not be sold by the Portfolio solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations.

                      DFA REAL ESTATE SECURITIES PORTFOLIO

PORTFOLIO CHARACTERISTICS AND POLICIES

    The investment objective of DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The investment objective of the Portfolio may not be changed without the affirmative vote of a majority of the outstanding securities of the Portfolio. The Portfolio will concentrate investments in readily marketable equity securities of companies whose principal activities include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. In the future, the Advisor may determine to include companies in other sectors of the real estate industry in the Portfolio.

    The Portfolio will invest in shares of real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITS can generally be classified as Equity REITS, Mortgage REITS and Hybrid REITS. Equity REITS invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITS can also realize capital gains by selling properties that have appreciated in value. Mortgage REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITS combine the characteristics of both Equity REITS and Mortgage REITS. At the present time, the Portfolio intends to invest only in Hybrid REITS and Equity REITS.

    It is anticipated that, ordinarily, at least 80% of the net value of the Portfolio will be invested in securities of companies in the U.S. real estate industry. The Portfolio may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid, fixed income securities such as money market instruments, including short-term repurchase agreements. The Portfolio will make equity investments only in securities traded in the U.S. securities markets, principally on the NYSE, AMEX and OTC. In addition, the Portfolio is authorized to lend its portfolio securities (see "SECURITIES LOANS"), and to purchase and sell financial futures contracts and options thereon. To the extent that the Portfolio invests in futures contracts or options for other than bona fide hedging purposes, the Portfolio will not purchase future contracts or options, if, as a result, an amount in excess of 5% of the net assets of the Portfolio would be deposited as initial margin deposits and premiums required to establish such contracts or options.

PORTFOLIO STRUCTURE

    The Portfolio will operate as a "diversified" investment company. The Advisor has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. It is the intention of the Portfolio to purchase a portion of the equity securities of all of these companies on a market capitalization weighted basis.

    The Portfolio will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization in relation to other eligible issuers in the real estate industry. However, even though a company's stock may meet the applicable criteria described above, it will not be purchased by the Portfolio if, at the time of purchase, in the judgment of the Advisor, the issuer is in extreme financial difficulty or is involved in a merger or consolidation or is the subject of an acquisition which could result in the company no longer being considered principally engaged in the real estate business. In addition, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Portfolio because it intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting.

    The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase or otherwise represented in the portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio. If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the Portfolio as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. (See "REDEMPTION OF SHARES.") Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that strict adherence to market capitalization weighting might require. On not less than a semi-annual basis, the Advisor will prepare a schedule of eligible portfolio companies. Only equity securities appearing on the then current schedule will be purchased for the Portfolio.

    Investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the Portfolio's schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this prospectus.

PORTFOLIO TRANSACTIONS

    The Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or, generally, the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis. This is a passive approach to investment management that does not entail taking steps to reduce the risk of loss by replacing portfolio equity securities with other securities that appear to have the potential to provide better investment performance.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

                                VALUE PORTFOLIOS

PORTFOLIO CHARACTERISTICS AND POLICIES


    The investment objective of each of these Portfolios is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio, U.S. 4-10 Value Portfolio, and U.S. 6-10 Value Portfolio will pursue their investment objectives by investing all of their assets in U.S. Large Cap Value Series (the "Large Cap Value Series"), U.S. 4-10 Value Series (the "4-10 Value Series") and U.S. 6-10 Value Series (the "6-10 Value Series") of the Trust, respectively. Each Value Series has the same investment objective and policies as the corresponding Value Portfolio. Ordinarily, each of the Series will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described under "Portfolio Structure," will be considered eligible for investment. Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE, and the 6-10 Value Series will purchase common stocks of companies whose market capitalizations are smaller than such company. The 4-10 Value Series will purchase common stocks of companies whose market capitalizations are equal to the market capitalizations of companies in the 4th through 10th deciles of those companies listed on the NYSE. With respect to the 9th and 10th deciles, the 4-10 Series will only purchase such common stocks when it is advantageous to do so through block trades with the Advisor's other accounts. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry.


PORTFOLIO STRUCTURE


    Each Series will operate as a "diversified" investment company. Further, no Series will invest more than 25% of its total assets in securities of companies in a single industry. The Series may invest a portion of their assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments and short-term repurchase agreements. The Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded OTC.


    Each of the Value Series will be structured on a market capitalization basis, by generally basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating in each Series a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Series because they intend to purchase round lots only and, with respect to the 4-10 Value Series, because it intends to purchase common stocks in the 9th and 10th deciles only through block trades, as described above. In order to retain sufficient liquidity, the relative amount of any security held by a Series may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of a Series' assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting. The Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series and the Portfolios may acquire securities eligible for purchase at the time of the exchange or otherwise represented in their portfolios in exchange for the issuance of their shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of a Series.

    On not less than a semi-annual basis, for each Series the Advisor will calculate the book to market ratio necessary to determine those companies whose stocks may be eligible for investment.

PORTFOLIO TRANSACTIONS

    The Series do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis. This is a passive approach to investment management that does not entail taking steps to reduce risk by replacing portfolio equity securities with other securities that appear to have the potential to provide better investment performance.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. Large Cap Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Series, and 4-10 and 6-10 Value Series each may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Series. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

    In addition, Large Cap Value Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series. The 4-10 and 6-10 Value Series may also sell portfolio securities in the same circumstances, however, each Series anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

              RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series operates as a diversified investment company and seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Series' asset growth permits, it may invest in the stocks of large companies in other developed markets, including Austria, Finland, Ireland and New Zealand.


    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, the Series will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.") The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the International Value Series inappropriate.

    Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in privately placed convertible debentures.

    The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the International Value Series may acquire securities eligible for purchase at the time of the exchange or otherwise represented in its portfolio in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible large companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    It is management's belief that the stocks of large companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

    The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.

    Securities which have depreciated in value since their acquisition will not be sold by the International Value Series solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of small non-U.S. companies that have a high book to market ratio. The Investment Committee of the Advisor will initially set the standards for determining whether the shares of a company in any given country will be considered to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book to market ratio. Generally, such shares will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The Investment Committee will periodically review its standards for determining high book to market value and will adjust the standards accordingly. The Portfolio intends to invest in the stocks of small companies in countries with developed markets. As of the date of this prospectus, the Portfolio may invest in the stocks of small companies in Australia, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Portfolio's asset growth permits, it may invest in the stocks of small companies in other developed markets, including Austria, Finland, Ireland and New Zealand.



    Under normal market conditions, at least 65% of the Portfolio's assets will be invested in small companies, as defined herein, organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. Currently no more than 40% of the Portfolio's assets is invested in such companies in any one country, and if this changes, a supplement to this prospectus will disclose such change. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Portfolio invests in futures contracts for other than bona fide hedging transactions, the Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial margin deposits on such contracts. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by small non-U.S. companies.



    As of the date of this prospectus, the Portfolio intends to invest in small companies which, for purposes of this Portfolio, are defined as companies having no more than $800 million of market capitalization. The Advisor may reset such ceiling from time to time to reflect changing market conditions.

The Advisor believes that such maximum amount accounts for variations in company size among countries and provides a sufficient universe of eligible companies. The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Portfolio inappropriate.

    Deviation from market capitalization weighting also will occur because the Portfolio intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Portfolio's investment objective. A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.

    The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire securities eligible for purchase at the time of the exchange or otherwise represented in the portfolio in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare a list of eligible small companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only common stocks whose market capitalizations are not greater than the maximum on such list will be purchased by the Portfolio. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the Portfolio's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    It is management's belief that the stocks of small companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

    The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

    The Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities market or the individual issuers whose shares are eligible for purchase. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with small market capitalizations and high book to market ratios.

                          EMERGING MARKETS PORTFOLIO,
                      EMERGING MARKETS SMALL CAP PORTFOLIO
                      AND EMERGING MARKETS VALUE PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of both the Emerging Markets Portfolio and the Emerging Markets Small Cap Portfolio is to achieve long-term capital appreciation. The Emerging Markets Portfolio pursues its objective by investing all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Small Cap Portfolio pursues its objective by investing all of its assets in the Emerging Markets Small Cap Series of the Trust (the "Emerging Markets Small Cap Series"), which has the same investment objective and policies as the Portfolio. The investment objective of the Emerging Markets Value Fund is to seek long-term capital growth through investment primarily in emerging market equity securities. The Emerging Markets Value Portfolio pursues its objective by investing all of its assets in the Emerging Markets Fund, which has the same investment objective and policies as the Portfolio. Each Master Fund operates as a diversified investment company and seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). Each Master Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

MASTER FUND CHARACTERISTICS AND POLICIES

    The Emerging Markets Series of the Trust will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Small Cap Series of the Trust will seek a broad market coverage of smaller companies within each Approved Market. This Series will attempt to own shares of companies whose market capitalization is less than $1.5 billion. On a periodic basis, the Advisor will review the holdings of the Emerging Markets Small Cap Series and determine which, at the time of such review, are no longer considered small emerging market companies. The present policy is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, 100% larger than the largest market capitalization that is eligible for purchase as set by the Advisor for that Approved Market.

    The Emerging Markets Fund seeks to achieve its objective by investing in emerging market equity securities which are deemed by the Advisor to be value stocks at the time of purchase. Securities are considered value stocks primarily because they have a high book value in relation to their market value. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. No assurance can be given that the Emerging Markets Fund's investment objective will be achieved.

    Until September 30, 1997, it was the Emerging Markets Fund's policy to attempt to own shares of companies whose aggregate overall share of the Approved Market's total public capitalization was at least in the upper 40% of such capitalization, and could be as large as 75%. Currently, the Emerging Markets Fund's policy is to seek to achieve its investment objective by investing in emerging market equity securities across all market capitalizations, and specifically those which are deemed by the Advisor to be value stocks at the time of purchase, as described above. The Emerging Markets Fund's portfolio will be adjusted gradually in an attempt to minimize the costs incurred by sales of the portfolio's stocks not considered to be value stocks by the Advisor. It is anticipated that the shift in policy will be accomplished by March of 1998 so that by that time, the Fund will have at least 65% of its portfolio invested in value securities.

    Each Master Fund may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within Approved Markets (E.G., restrictions on purchases by foreigners), and each Master Fund's policy not to invest more than 25% of its assets in any one industry.

    Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities; the Emerging Markets Small Cap Series will invest at least 65% of its assets in small company (as defined above) Approved Market securities; and the Emerging Markets Fund will invest at least 65% of its assets in Approved Market equity securities that are deemed by the Advisor to be value stocks at the time of purchase once the shift in policy described above is completed. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

    With respect to the Emerging Markets Series and Emerging Markets Small Cap Series, the Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. In determining what countries have emerging markets with respect to the Emerging Markets Fund, the Fund will consider among other things, the data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction (commonly known as the World Bank) and the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the investors of the Emerging Markets Series, the Emerging Markets Small Cap Series and the Emerging Markets Fund.

    As of the date of this Prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, South Korea, Thailand and Turkey. Countries that may be approved in the future include but are not limited to Colombia, Czech Republic, Greece, Hungary, India, Jordan, Nigeria, Pakistan, Poland, Republic of China (Taiwan), Republic of South Africa, Venezuela and Zimbabwe.

    Each Master Fund may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

    Pending the investment of new capital in Approved Market equity securities, each Master Fund will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, each Master Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although no Master Fund expects the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

    The Master Funds also may invest in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. The Master Funds may also invest in money market mutual funds for temporary cash management purposes. The Investment Company Act of 1940 limits investment by a Master Fund in shares of other investment companies to no more than 10% of the value of a Master Fund's total assets. If a Master Fund invests in another investment company, the Master Fund's shareholders will bear not only their proportionate share of expenses of the Master Fund (including operating expenses and the fees of the Advisor), but also will bear indirectly similar expenses of the underlying investment company. In some Approved Markets, it will be necessary or advisable for a Master Fund to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets. Each Master Fund also may invest up to 5% of its assets in convertible debentures issued by companies organized in Approved Markets.

PORTFOLIO STRUCTURE

    The Emerging Markets Series' and Emerging Markets Small Cap Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

    Even though a company's stock may meet the applicable market capitalization criterion for a Series or the Emerging Markets Fund's criterion for investment, it may not be included in a Master Fund for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of capital as between Approved Markets.

    Changes in the composition and relative ranking (in terms of book to market ratio) of the stocks which are eligible for purchase by the Emerging Markets Fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible value stocks which are eligible for investment. Such list will be revised no less than semi-annually.

    It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in a Series involves greater risk than including a large number of them.

    The Master Funds do not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in a Master Fund do pay dividends. It is anticipated, therefore, that the Master Funds will receive dividend income.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

    For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, each Master Fund may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, each Master Fund may purchase foreign currency futures contracts. A Master Fund will only enter into such a futures contract if it is expected that the Master Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Master Fund may suffer a loss.

                                SECURITIES LOANS

    All of the Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income, although inasmuch as the Feeder Portfolios will only hold shares of a corresponding Master Fund, these Portfolios do not intend to lend those shares. While a Portfolio or Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio or Master Fund. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's or Master Fund's total assets. In connection with such loans, a Portfolio or Master Fund will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolios and Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

          INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO

    The investment objective of DFA One-Year Fixed Income Portfolio is to achieve a stable real value (i.e. a return in excess of the rate of inflation) of invested capital with a minimum of risk. This objective will be pursued by investing the assets of the Portfolio in DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Series' policy that the weighted average length of maturity of investments will not exceed one year. The Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.")

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

    The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. This objective will be pursued by investing the assets of the Portfolio in DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperations and Development ("OECD"). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Series will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

    The Series will acquire obligations which mature within two years from the date of settlement. Because many of the Series' investments will be denominated in foreign currencies, the Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Series will invest more than 25% of its total assets in obligations of U.S. and/ or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investment in the Banking Industry.")

DFA GLOBAL FIXED INCOME PORTFOLIO

    The investment objective of DFA Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper rated as set forth in "Description of Investments" and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development (OECD). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. The Portfolio will acquire obligations which mature within five years from the date of settlement. Because many of the Portfolio's investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO


    The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies. Ordinarily, the Portfolio will invest at least 65% of its assets in U.S. government obligations and U.S. government agency obligations that mature within five years from the date of settlement. The Portfolio will also acquire repurchase agreements.


DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO


    The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital. Ordinarily, the Portfolio will invest at least 65% of its assets in non-callable obligations issued or guaranteed by the U.S. government and U.S. government agencies, AAA-rated, dollar-denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. Since government guaranteed mortgage-backed securities are considered callable, such securities will not be included in the Portfolio.



    Generally, the Portfolio will hold securities with maturities of between five and fifteen years. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will have an average weighted maturity, based upon market values, of between seven to ten years. One of the benefits of the Portfolio is expected to be that in a period of steeply falling interest rates, the Portfolio should perform well because of its average weighted maturity and the high quality and non-callable nature of its investments. The Portfolio is expected to match or exceed the returns of the Lehman Brothers Treasury Index, without exceeding the volatility of that Index.


    The Portfolio may invest more than 5% of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality. The Portfolio also may invest in futures contracts on U.S. Treasury securities or options on such contracts for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. However, the Portfolio will not purchase futures contracts or options thereon if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options. Such investments entail certain risks. (See "RISK FACTORS--ALL PORTFOLIOS.")

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios and the One-Year Fixed Income and Two-Year Global Fixed Income Series.

                                                                                  PERMISSIBLE
                                                                                  CATEGORIES:
                                                                                 -------------
DFA One-Year Fixed Income Series...............................................         1-6, 8
DFA Five-Year Government Portfolio.............................................        1, 2, 6
DFA Two-Year Global Fixed Income Series........................................           1-10
DFA Global Fixed Income Portfolio..............................................           1-10
DFA Intermediate Government Fixed Income Portfolio.............................  1, 2, 6, 7, 8

    1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS--Non-convertible corporate debt securities (E.G., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.


    4. BANK OBLIGATIONS--Obligations of U.S. banks and savings-and-loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.


    5. COMMERCIAL PAPER--Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS--Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

    8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.


    9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.


    10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    Investors should be aware that the net asset values of the Fixed Income Portfolios may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

    The categories of investments that may be acquired by each of the Fixed Income Portfolios (other than DFA Intermediate Government Fixed Income Portfolio) and the One-Year Fixed Income and Two-Year Global Fixed Income Series may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (E.G., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY


    The One-Year Fixed Income Series and Two-Year Global Fixed Income Series will invest more than 25% of their total respective assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. For the purpose of this policy, which is a fundamental policy of each Series and can only be changed by a vote of the shareholders of each Series, banks and bank holding companies are considered to constitute a single industry, the banking industry. The DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio each have the same fundamental policy, which can only be changed by a vote of each Portfolio's shareholders, except that the policy of each Portfolio does not apply to the extent that all or substantially all of its assets are invested in its respective Series. When investment in such obligations exceeds 25% of the total net assets of any of these Series, such Series will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the One-Year Fixed Income Series is concentrating its investment in this industry.


    The types of bank and bank holding company obligations in which the One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Series' established credit rating criteria as stated under "Description of Investments." In addition, both Series are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The One-Year Fixed Income Series and Two-Year Global Fixed Income Series will be managed with a view to capturing credit risk premiums and term or maturity premiums. As used herein, the term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Series will be chosen with a view to maximizing anticipated monthly returns, net of trading costs.

    The One-Year Fixed Income Series, Two-Year Global Fixed Income Series and DFA Five-Year Government Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the Two-Year Global Fixed Income Series, could be 0% to 200%. While the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of a Portfolio, the One-Year Fixed Income Series or the Two-Year Fixed Income Series will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.

    The DFA Global Fixed Income Portfolio will be managed with a view to capturing maturity risk premiums. Ordinarily the Portfolio will invest primarily in obligations issued or guaranteed by foreign governments and their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations. Supranational issuers include the European Economic Community, the European Coal and Steel Community, the Nordic Investment Bank, the World Bank and the Japanese Development Bank. The Portfolio will own obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities also. At times when, in the Advisor's judgement, eligible foreign securities do not offer maturity risk premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.

    The DFA Global Fixed Income Portfolio is "non-diversified," as defined in the Investment Company Act of 1940, which means that, as to 75% of its total assets, more than 5% may be invested in the securities of a single issuer. However, for purposes of the Internal Revenue Code, the Portfolio is "diversified" because as to 50% of its total assets, no more than 5% may be invested in the securities of a single issuer. The Portfolio will not invest more than 25% of its assets in securities of companies in any one industry. Management does not consider securities which are issued by the U.S. government or its agencies or instrumentalities to be investments in an "industry." However, management currently considers securities issued by a foreign government to be subject to the 25% limitation, with the effect that not more than 25% of the Portfolio's total assets will be invested in securities issued by any one foreign government. The Portfolio will not invest more than 25% of its total assets in obligations of supranational organizations. Finally, the Portfolio might invest in certain securities issued by companies, such as Caisse Nationale des Telecommunication, a communications company, whose obligations are guaranteed by a foreign government. Management considers such a company to be within a particular industry (in this case, the communications industry) and, therefore, the Portfolio will invest in the securities of such a company only if it can do so under the Portfolio's policy of not being concentrated in any single industry.

                          RISK FACTORS--ALL PORTFOLIOS

SMALL COMPANY SECURITIES


    Typically, securities of small companies are less liquid than securities of large companies. Recognizing this factor, management will endeavor to effect securities transactions in a manner to avoid causing significant price fluctuations in the market for these securities. In addition, the prices of small company securities may fluctuate more sharply than those of other securities.


FOREIGN SECURITIES


    The International Equity Portfolios, International Value Series, DFA Global Fixed Income Portfolio, One-Year Fixed Income Series, Two-Year Global Fixed Income Series and Enhanced U.S. Large Company Series (directly or indirectly through their investment in the Master Funds) invest in foreign issuers. Such investments involve risks that are not associated with investments in U.S. public companies. Such risks may include legal, political and or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the Portfolios and the Master Funds. (Also see "Foreign Currencies and Related Transactions" below.) Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies, and there may be less publicly available information about such companies than comparable U.S. companies. The One-Year Fixed Income Series, Two-Year Global Fixed Income Series, Enhanced U.S. Large Company Series and the Intermediate Government Fixed Income and Global Fixed Income Portfolios may invest in obligations of supranational organizations. The value of the obligations of these organizations may be adversely affected if one or more of their supporting governments discontinue their support. Also, there can be no assurance that any of the Portfolios will achieve its investment objective.

INVESTING IN EMERGING MARKETS

    The investments of the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund involve risks in addition to the usual risks of investing in developed foreign markets. A number of emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. In some jurisdictions, such restrictions and the imposition of taxes are intended to discourage shorter rather than longer-term holdings. While the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund will invest only in markets where these restrictions are considered acceptable to the Advisor, new or additional repatriation restrictions might be imposed subsequent to a Master Fund's investment. If such restrictions were imposed subsequent to investment in the securities of a particular country, a Master Fund might, among other things, discontinue the purchasing of securities in that country. Such restrictions will be considered in relation to the Master Fund's liquidity needs and other factors and may make it particularly difficult to establish the fair market value of particular securities from time to time. The valuation of securities held by a Master Fund is the responsibility of the Master Fund's Board of Trustees or Directors, acting in good faith and with advice from the Advisor. (See "VALUATION OF SHARES.") Further, some attractive equity securities may not be available to the Master Funds because foreign shareholders hold the maximum amount permissible under current laws.

    Relative to the U.S. and to larger non-U.S. markets, many of the emerging securities markets in which the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund may invest are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility. Such factors may be even more pronounced in jurisdictions where securities ownership is divided into separate classes for domestic and non-domestic owners. These risks are heightened for investments in small company emerging markets securities.

    In addition, many emerging markets, including most Latin American countries, have experienced substantial, and, in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries. Certain emerging markets have recently transitioned, or are in the process of transitioning, from centrally controlled to market-based economies. There can be no assurance that such transitions will be successful.

    Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements do not keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Master Fund to make intended securities purchases due to settlement problems could cause the Master Fund to miss investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Master Fund due to subsequent declines in value of the portfolio security or, if the Master Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Master Fund's portfolio securities in such markets may not be readily available. The Master Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees or Directors of the relevant Master Fund.

    Government involvement in the private sector varies in degrees among the emerging securities markets contemplated for investment by each Master Fund. Such involvement may, in some cases, include government ownership of companies in certain commercial business sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures which could be detrimental to the investments of a Master Fund.

    Taxation of dividends and capital gains received by non-residents varies among countries with emerging markets and, in some cases, is high in relation to comparable U.S. rates. Particular tax structures may have the intended or incidental effect of encouraging long holding periods for particular securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction. In addition, emerging market jurisdictions typically have less well-defined tax laws and procedures than is the case in the United States, and such laws may permit retroactive taxation so that the Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

FOREIGN CURRENCIES AND RELATED TRANSACTIONS

    Investments of the International Equity Portfolios (directly or indirectly through their investment in the Master Funds) and DFA Global Fixed Income Portfolio, many of the investments of the Two-Year Global Fixed Income Series and, to a lesser extent, the investment in the Enhanced U.S. Large Company Series, will be denominated in foreign currencies. Changes in the relative values of foreign currencies and the U.S. dollar, therefore, will affect the value of investments of these Portfolios and Master Funds. These Portfolios and Master Funds may purchase foreign currency futures contracts and options thereon in order to hedge against changes in the level of foreign currency exchange rates. Such contracts involve an agreement to purchase or sell a specific currency at a future date at a price set in the contract and enable the Portfolios and Master Funds to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Portfolio and Master Fund securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships. Gains and losses on investments in futures and options thereon depend on the direction of interest rates and other economic factors.

BORROWING


    Each Portfolio and each corresponding Master Fund, except the U.S. 9-10 and Japanese Small Company Portfolios, DFA One-Year Fixed Income Portfolio, DFA Five-Year Government Portfolio and DFA Intermediate Government Fixed Income Portfolio, have reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, each Portfolio and each Master Fund may purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Portfolio or Master Fund may increase or decrease at a greater rate than would be the case if the Portfolio or Master Fund had not leveraged. The interest payable on the amount borrowed would increase the Portfolio's or Master Fund's expenses and, if the appreciation and income produced by the investments purchased when the Portfolio or Master Fund has borrowed are less than the cost of borrowing, the investment performance of the Portfolio will be reduced as a result of leveraging.


PORTFOLIO STRATEGIES

    The method employed by the Advisor to manage the Domestic and International Equity Portfolios (except U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and their corresponding Series) and, in respect of those that are Feeder Portfolios, the corresponding Master Funds, will differ from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential portfolio acquisitions rather than rely on this technique to select securities. Further, because securities generally will be held long-term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors. U.S. Large Company Series will operate as an index fund and, therefore, represents a passive method of investing in all stocks that comprise the S&P 500 Index, which does not entail selection of securities based on the individual investment merits of their issuers. The investment performance of the U.S. Large Company Series and the corresponding Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

FUTURES CONTRACTS AND OPTIONS ON FUTURES


    U.S. Large Company Series, Enhanced U.S. Large Company Series, Large Cap International Portfolio, the Value Series, DFA Real Estate Securities Portfolio, the International Value Series, the Emerging Markets Series, the Emerging Markets Small Cap Series, the DFA International Small Cap Value Portfolio and the Emerging Markets Fund may invest in index futures contracts and options on index futures. To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's or Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Certain index futures contracts and options on index futures may be considered to be derivative securities.


    These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Portfolio or Master Fund and the prices of such futures contracts and options, and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting a Portfolio's or Master Fund's ability to close a position in such investments. Gains or losses on investments in options and futures depend on the direction of securities prices, interest rates and other economic factors, and the loss from investing in futures transactions is potentially unlimited. Certain restrictions imposed by the Internal Revenue Code may limit the ability of a Portfolio or Master Fund to invest in futures contracts and options on futures contracts.

OPTIONS ON STOCK INDICES

    The Enhanced U.S. Large Company Series may purchase put and call options and write put and call options on stock indices and stock index futures listed on national securities exchanges or traded in the over-the-counter market. The Enhanced U.S. Large Company Series may use these techniques to hedge against changes in securities prices or as part of its overall investment strategy. An option on an index is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the cash value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) A stock index fluctuates with changes in the market values of the stocks included in the index. Certain put and call options on stock indices and stock index futures may be considered to be derivative securities.

    With respect to the writing of options, the writer has no control over the time when it may be required to fulfill its obligation. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on the same series. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.

    The Enhanced U.S. Large Company Series may write covered straddles consisting of a combination of a call and a put written on the same index. A straddle will be covered when sufficient assets are deposited to meet the Enhanced U.S. Large Company Series' immediate obligations. The Series may use the same liquid assets to cover both the call and put options where the exercise price of the call and the put are the same or the exercise price of the call is higher than that of the put. In such cases, the Series will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

    The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Enhanced U.S. Large Company Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. If the Enhanced U.S. Large Company Series takes positions in options instruments contrary to prevailing market trends, the Series could be exposed to the risk of a loss. Certain restrictions imposed on the Enhanced U.S. Large Company Series by the Internal Revenue Code may limit the ability of such Series to invest in options.

SWAPS

    The Enhanced U.S. Large Company Series may enter into equity index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested a group of securities representing a particular index. Swap agreements are considered to be derivative securities.

    The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Enhanced U.S. Large Company Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Enhanced U.S. Large Company Series' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Series' portfolio. The Enhanced U.S. Large Company Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.

    Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and, therefore, swap agreements entered into by the Enhanced U.S. Large Company Series and other illiquid securities will be limited to 15% of the net assets of the Series. Moreover, the Enhanced U.S. Large Company Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Enhanced U.S. Large Company Series to enter into swap agreements only with counterparties that the Investment Committee of the Advisor has approved. Certain restrictions imposed on the Enhanced U.S. Large Company Series by the Internal Revenue Code may limit the Series' ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Enhanced U.S. Large Company Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

BANKING INDUSTRY AND REAL ESTATE CONCENTRATIONS

    Concentrating in obligations of the banking industry may involve additional risk by foregoing the safety of investing in a variety of industries. Changes in the market's perception of the riskiness of banks relative to non-banks could cause more fluctuations in the net asset value of the One-Year Fixed Income Series and Two-Year Global Fixed Income Series (and, thus, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio) than might occur in less concentrated portfolios.

    The DFA Real Estate Securities Portfolio intends to concentrate its investments in the real estate industry. Concentrating investments in the real estate industry involves the risk of foregoing the safety of investing in a variety of industries. Further, while the Portfolio will not invest in real estate directly, but only in securities issued by real estate companies, the Portfolio may be subject to certain risks that are similar to those associated with the direct ownership of real estate in addition to securities markets risks. These include declines in the value of real estate, risks related to general and local economic conditions, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended periods of high vacancy rates, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental hazards, liability to third parties for damages resulting from environmental hazards, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, interest rates and the credit quality of tenants. Also, in deciding whether to purchase securities of a particular real estate company, including REITS, the Advisor does not consider the geographic location within the United States of the underlying assets of such company. Therefore, to the extent that the Portfolio may become substantially invested in real estate companies, including REITS, whose underlying assets are located in one particular region of the United States and subsequently a decline in real estate values occurs in that region, the value of such real estate companies may be adversely affected and the Portfolio's net asset value may in turn be similarly affected.

REPURCHASE AGREEMENTS

    In addition, all of the Portfolios and the Master Funds may invest in repurchase agreements. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund or a Master Fund could experience delay in recovering the securities underlying such agreements. Management believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.

                             MANAGEMENT OF THE FUND

    Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all Portfolios of the Fund and all Master Funds are made by the Investment Committee of the Advisor which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios (except the Feeder Portfolios and International Small Company Portfolio) and the Master Funds and Underlying Series with a trading department and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolios' shares.

    For the fiscal year ended November 30, 1996, (i) the Advisor (including a sub-advisor in respect of DFA Real Estate Securities Portfolio) received a fee for its services from the Fund or Master Funds which, on an annual basis, equaled the following percentage of the average net assets of each Portfolio or, in the case of a Feeder Portfolio, the average net assets of its corresponding Master Fund; and (ii) the total expenses of each Portfolio were the following percentages of respective average net assets:

                                                                                          TOTAL
PORTFOLIO                                                              MANAGEMENT FEE    EXPENSES
---------------------------------------------------------------------  --------------  ------------
U.S. 9-10 Small Company..............................................        0.50%           0.61%
U.S. 6-10 Small Company..............................................        0.03%           0.48%
U.S. Large Company...................................................       0.025%           0.21%
Enhanced U.S. Large Company..........................................        0.05%           0.65%
U.S. 6-10 Value......................................................        0.20%           0.61%
U.S. Large Cap Value.................................................        0.10%           0.36%
DFA Real Estate Securities(1)........................................        0.50%           0.71%
Japanese Small Company(2)............................................        0.50%           0.72%
Pacific Rim Small Company(2).........................................        0.50%           0.84%
United Kingdom Small Company(2)......................................        0.50%           0.73%
Continental Small Company(2).........................................        0.50%           0.73%
International Small Company..........................................        0.10%           0.70%
Emerging Markets.....................................................        0.10%           1.15%
Large Cap International..............................................        0.25%           0.58%
RWB/DFA International High Book to Market............................        0.20%           0.54%
DFA International Small Cap Value....................................        0.65%           0.99%
DFA One-Year Fixed Income............................................        0.05%           0.21%
DFA Five-Year Government.............................................        0.20%           0.30%
DFA Global Fixed Income..............................................        0.25%           0.46%
DFA Intermediate Government Fixed Income.............................        0.15%           0.26%
DFA Two-Year Global Fixed Income.....................................        0.05%           0.33%

------------------------

(1) Effective December 20, 1996, the investment advisory fee payable by the Fund on behalf of the DFA Real Estate Securities Portfolio to the Advisor was reduced from .325% to .30% of the average net assets of the Portfolio on an annual basis. Effective December 11, 1996, the sub-advisory agreement between the Fund, on behalf of the Portfolio, and AEW terminated; pursuant to the terms of the sub-advisory agreement, the Portfolio paid AEW a fee equal to .175% of its average net assets on an annual basis.

(2) Prior to August 9, 1996, the Fund, on behalf of the Portfolio, had an investment management agreement with the Advisor; the percentage in the above table reflects the management fee as a percentage of average net assets paid by the Portfolio to the Advisor for the fiscal year ended November 30, 1996.

    For the new Portfolios, the investment management fees which the corresponding Master Funds are obligated to pay, calculated as a percentage of the average net assets of the Master Funds on an annual basis, are: Emerging Markets Small Cap Series--.20%, U.S. 4-10 Value Series--.10% and Emerging Markets Fund--0.10%.

    The Advisor provides asset allocation advice with respect to the Underlying Series to the International Small Company Portfolio without charge pursuant to a written agreement. The investment management fees applicable to each Underlying Series are equal to 0.10% of the average net assets of the Series on an annual basis. The International Small Company Portfolio, as a shareholder of each Underlying Series, benefits from the investment management services provided by the Advisor to each of the Underlying Series, and indirectly bears its proportionate share of the investment management fees paid by such Series.

    For the fiscal year ended November 30, 1996, pursuant to the terms of the current administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for U.S. Large Company Portfolio for the fiscal year ended November 30, 1996, would have been 0.45%.

    From December 1, 1993 through August 8, 1996, the Advisor agreed to waive its fee under the Investment Management Agreement with respect to DFA International Value Series to the extent necessary to keep the cumulative annual expenses of the Series to not more than 0.45% of average net assets of the Series on an annualized basis. For the fiscal year ended November 30, 1996, the Advisor was not required to waive any portion of its fee pursuant to such agreement.

    Effective August 9, 1996, the Advisor agreed to waive its administration fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Trust Series. For the fiscal year ended November 30, 1996, the Advisor was not required to waive any portion of its fee pursuant to such agreement.

    The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Underlying Series. Absent this arrangement, the annualized ratio of total operating expenses to average net assets for International Small Company Portfolio for the fiscal year ended November 30, 1996, would have been 0.54%

    Effective August 1, 1997, the Advisor has agreed to waive its fee under the administration agreement to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis; the Portfolio's direct and indirect cumulative annual expenses may exceed 0.45% of its average net assets on an annualized basis notwithstanding this fee waiver. This arrangement does not extend to the fees of the Enhanced U.S. Large Company Series of the Trust.

    For purposes of waivers and/or expense assumptions, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees or assumption of expenses in the future.

    The Fund and the Master Funds bear all of their own costs and expenses, including: services of their independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees, except as described above with respect to the U.S. Large Company Portfolio. Expenses allocable to a particular Portfolio or Series are so allocated. Effective August 1, 1997, the expenses of the Fund which are not allocable to a particular Portfolio are to be borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Series are to be borne by each Series on the basis of its relative net assets.

    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $27 billion. David G. Booth and Rex A. Sinquefield, directors and officers of the Fund, the Emerging Markets Fund and the Advisor, trustees and officers of the Trust, and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") (see "Investment Services--United Kingdom and Continental Small Company Series") and beneficially owns 100% of DFA Australia Ltd. ("DFA Australia") (see "Investment Services--Japanese and Pacific Rim Small Company Series").


INVESTMENT SERVICES--UNITED KINGDOM AND CONTINENTAL SMALL COMPANY SERIES

    Pursuant to Sub-Advisory Agreements with the Advisor, DFAL, 14 Berkeley Street, London, W1X 5AD, England, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for United Kingdom and Continental Small Company Series. DFAL's duties include the maintenance of a trading desk for the Series and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis the Advisor reviews the holdings of United Kingdom and Continental Small Company Series and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Series. DFAL is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self regulatory organization for investment managers operating under the laws of England.

INVESTMENT SERVICES--JAPANESE AND PACIFIC RIM SMALL COMPANY SERIES

    Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia, Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, the successor to Dimensional Fund Advisors Asia Inc., has the authority and responsibility to select brokers and dealers to execute securities transactions for Japanese and Pacific Rim Small Company Series. DFA Australia's duties include the maintenance of a trading desk for each Series and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of Japanese and Pacific Rim Small Company Series and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by these Series and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each Series. Effective August 1, 1997, the Advisor pays DFA Australia $13,000 per year for the sub-advisory services that DFA Australia provides to the Advisor with respect to the Japanese and Pacific Rim Small Company Series.

CONSULTING SERVICES--DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO, LARGE CAP INTERNATIONAL PORTFOLIO, DFA INTERNATIONAL VALUE SERIES, EMERGING MARKETS SERIES, EMERGING MARKETS SMALL CAP SERIES AND DIMENSIONAL EMERGING MARKETS FUND

    Effective July 18, 1997, the Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA International Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund.

ADMINISTRATIVE SERVICES--THE FEEDER PORTFOLIOS AND INTERNATIONAL SMALL COMPANY
  PORTFOLIO

    The Fund has entered into an administration agreement with the Advisor, on behalf of each Feeder Portfolio and International Small Company Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, the Feeder Portfolios and International Small Company Portfolio are obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentages listed below:

U.S. 6-10 Small Company...............................................        .32%
U.S. 9-10 Small Company...............................................        .40%
U.S. Large Company....................................................       .125%(a)
Enhanced U.S. Large Company...........................................        .15%(b)
U.S. 4-10 Value.......................................................        .40%
U.S. 6-10 Value.......................................................        .30%
U.S. Large Cap Value..................................................        .15%
RWB/DFA International High Book to Market.............................        .01%
Japanese Small Company................................................        .40%(c)
Pacific Rim Small Company.............................................        .40%(c)
United Kingdom Small Company..........................................        .40%(c)
Continental Small Company.............................................        .40%(c)
International Small Company...........................................        .40%(d)
Emerging Markets......................................................        .40%
Emerging Markets Small Cap............................................        .45%
Emerging Markets Value................................................        .40%
DFA One-Year Fixed Income.............................................        .10%
DFA Two-Year Global Fixed Income......................................        .10%

------------------------

 (a) Pursuant to the terms of the administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor has agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the direct expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceeds 0.025% of the Portfolio's average net assets. Beginning August 9, 1996, in addition to the waiver/assumption effective on December 1, 1995, the Advisor has agreed to assume expenses or waive the fee payable by the U.S. Large Company Portfolio under the administration agreement by an additional .09% of average assets on an annual basis. The above fees reflect that waiver.

 (b) Effective August 1, 1997, the Advisor has agreed to waive its administration fee to the extent necessary to reduce the direct and indirect cumulative annual expenses of the Enhanced U.S. Large Company Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis.

 (c) Effective August 9, 1996, the Advisor has agreed to waive its administration fee and assume the direct expenses of the Japanese Small Company, United Kingdom Small Company, Continental Small Company and Pacific Rim Small Company Portfolios to the extent necessary to keep the direct annual expenses of each Portfolio to not more than 0.47% of average net assets of the Portfolio on an annualized basis; this arrangement does not extend to the fees and expenses of the Trust Series.

 (d) The Advisor has agreed to waive its administration fee and assume the direct expenses of the International Small Company Portfolio to the extent necessary to keep the administration fee and direct annual expenses of the Portfolio to not more than 0.45% of average net assets of the Portfolio on an annualized basis.

ADMINISTRATIVE SERVICES--ALL PORTFOLIOS

    PFPC Inc. ("PFPC") serves as the administrative and accounting services, dividend disbursing and transfer agent for all Fund Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include administrative services such as day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.

CLIENT SERVICE AGENT--RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

    Pursuant to a Client Service Agent Agreement, Reinhardt Werba Bowen Advisory Services, San Jose, CA ("RWBAS") performs various services for the RWB/DFA International High Book to Market Portfolio, including: establishment of a toll-free telephone number for shareholders of the Portfolio to use to obtain or receive up-to-date account information; providing to shareholders quarterly reports with respect to the performance of the Portfolio; and providing shareholders with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as the shareholders or the Board of Directors may reasonably request. Effective February 8, 1996, for its services, the Portfolio pays RWBAS a monthly fee which, on an annual basis, equals .13% of the average daily net assets of the Portfolio.

DIRECTORS AND OFFICERS

    The Board of Directors is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust and a Director and officer of the Emerging Markets Fund. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds. Information as to the Directors and officers of the Fund and the Emerging Markets Fund and the Trustees and officers of the Trust is set forth in the Statement of Additional Information under "Directors and Officers."

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    Each Portfolio of the Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be liable for U.S. federal income taxes to the extent that its net investment income and net realized capital gains are distributed. The policy of the Domestic and International Equity Portfolios, except U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio, is to distribute substantially all of their net investment income together with any net realized capital gains in December of each year. Dividends from net investment income of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio are distributed quarterly and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio, quarterly by DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios, and semi-annually by DFA Five-Year Government Portfolio. Any net realized capital gains of Fixed Income Portfolios will be distributed annually after the end of the fiscal year. Each Portfolio of the Fund is treated as a separate corporation for U.S federal tax purposes.

    Shareholders of each of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to U.S. 9-10 Small Company Portfolio, U.S. 6-10 Small Company Portfolio, the Fixed Income Portfolios, DFA Real Estate Securities Portfolio, U.S. Large Company Portfolio, and the Value Portfolios upon written notice to the Transfer Agent, the shareholder selects one of the options listed below. While shareholders of the Enhanced U.S. Large Company Portfolio will automatically receive all capital gains distributions in additional shares of the Portfolio, upon written notice to the Transfer Agent, they may receive all income dividends in cash.

    Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

    Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

    Cash Option--to receive both income dividends and capital gains distributions in cash.

    U.S. 6-10 Small Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 9-10 Small Company, U.S. 4-10 Value, U.S. 6-10 Value, U.S. Large Cap Value, RWB/DFA International High Book to Market and Emerging Markets Value Portfolios (collectively, the "Corporate Feeder Portfolios") seek to achieve their investment objectives by investing all of their investable assets in a corresponding Master Fund (collectively, the "Corporate Master Funds"). The Corporate Master Funds intend to qualify each year as regulated investment companies under the Code.

    A Corporate Feeder Portfolio receives income in the form of income dividends paid by the corresponding Corporate Master Fund. This income, less the expenses incurred in operations, is a Corporate Feeder Portfolio's net investment income from which income dividends are distributed as described above. A Corporate Feeder Portfolio also may receive capital gains distributions from the corresponding Corporate Master Fund and may realize capital gains upon the redemption of the shares of the corresponding Corporate Master Fund. Any net realized capital gains of a Corporate Feeder Portfolio will be distributed as described above.

    The U.S. Large Company, Emerging Markets, Emerging Markets Small Cap, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company, Continental Small Company and International Small Company Portfolios ("Partnership Feeder Portfolios"), seek to achieve their investment objectives by investing all of their investable assets in a corresponding Series of shares of the Trust or, in the case of International Small Company Portfolio, the Underlying Series (collectively, the "Partnership Series"). Each Partnership Series is classified as a partnership for U.S. federal income tax purposes. A Partnership Portfolio is allocated its proportionate share of the income and realized and unrealized gains and losses of its corresponding Partnership Series.

    If a Portfolio, except for the Corporate and Partnership Feeder Portfolios, purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. In the case of a Corporate Feeder Portfolio, if the corresponding Master Fund purchases shares in PFICs, such Master Fund may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Master Fund to the Corporate Feeder Portfolio. In the case of a Partnership Feeder Portfolio, if the corresponding Partnership Series purchases shares in PFICs, the Partnership Feeder Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares.

    The Portfolios (or, in the case of a Corporate or Partnership Feeder Portfolio or International Small Company Portfolio, the corresponding Master Funds) may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio, or in the case of a Partnership Feeder Portfolio (but not a Corporate Feeder Portfolio) its corresponding Master Fund, are invested in securities of foreign corporations, such Portfolio may elect to pass-through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

    The Enhanced U.S. Large Company Series' investment in index derivatives are subject to complex tax rules which may have the effect of accelerating income or converting, in part, what otherwise would have been long-term capital gain into short-term capital gain. These rules may effect the amount, character and timing of income distributed to shareholders of the Enhanced U.S. Large Company Portfolio.

    Since virtually all the net investment income from the Fixed Income Portfolios is expected to arise from earned interest, it is not expected that any of those Portfolios' distributions will be eligible for the dividends received deduction for corporations. Similarly, it is anticipated that either none or only a small portion of the distributions made by the International Equity Portfolios will qualify for the corporate dividends received deduction because of such Portfolios' investment in foreign equity securities. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to U.S. federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the U.S. federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

    Dividends which are declared in October, November or December to shareholders of record in such a month, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for U.S. federal income tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of any Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

    Only clients of RWBAS are eligible to purchase shares of the RWB/DFA International High Book to Market Portfolio, and any such person should first contact RWBAS at (800) 366-7266, ext. 124, to notify RWBAS of the proposed investment.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the appropriate Custodian, for the Account of DFA Investment Dimensions Group Inc. (specify Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares of any Portfolio by check should send their check to DFA Investment Dimensions Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The Chase Manhattan Bank serves as custodian for each of the Emerging Markets Series and Portfolio, Emerging Markets Small Cap Series and Portfolio and Emerging Markets Fund and Emerging Markets Value Portfolio. Boston Safe Deposit and Trust Company serves as custodian for the following Portfolios and Series: DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA Global Fixed Income Portfolio, DFA International Value Series, the Japanese Small Company Portfolio and Series, the Pacific Rim Small Company Portfolio and Series, the U.K. Small Company Portfolio and Series, the Continental Small Company Portfolio and Series, the RWB/DFA International High Book to Market Portfolio, International Small Company Portfolio, DFA Two-Year Global Fixed Income Series, and Enhanced U.S. Large Company Series (co-custodian with PNC Bank, N.A.). PNC Bank, N.A. serves as custodian for all other Portfolios and Series.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or their corresponding Master Funds) or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the International Equity Portfolios, the International Value Series, Enhanced U.S. Large Company Series, DFA Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Equity Portfolios, DFA Two-Year Global Fixed Income Portfolio or DFA Global Fixed Income Portfolio with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio or Master Fund may not exceed 5% of the net assets of the Portfolio or Master Fund immediately after the transaction, however, this last limitation does not apply to DFA Global Fixed Income Portfolio or the International Small Company Portfolio. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                              VALUATION OF SHARES

    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios and International Small Company Portfolio will fluctuate in relation to the investment experience of the Master Funds or Underlying Series in which such Portfolios invest. Securities held by the Portfolios and Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the 9-10 Series, the 6-10 Series, the U.S. Large Company Series, DFA Real Estate Securities Portfolio, the Value Series, Emerging Markets Series, Emerging Markets Small Cap Series and Emerging Markets Fund value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors. The net asset values per share of the International Equity Portfolios (in respect of those Portfolios that are Feeder Portfolios and International Small Company Portfolio, the Master Funds or Underlying Series), the International Value Series, Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are expressed in U.S. dollars by translating the net assets of each Portfolio, Master Fund or Underlying Series using the bid price for the dollar as quoted by generally recognized reliable sources.

    Provided that the Transfer Agent has received the investor's Account Registration Form in good order and the Custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the Custodian. The Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase orders and funds from certain investors. With respect to such investors, the shares of the Portfolio selected will be priced at the public offering price calculated after receipt of the purchase order by the sub-transfer agent. The only difference between a normal purchase and a purchase through a sub-transfer agent is that if the investor buys shares through a sub-transfer agent, the purchase price will be the public offering price next calculated after the sub-transfer agent receives the order, rather than on the day the Custodian receives the investor's payment (provided that the Transfer Agent has received the investor's purchase order in good order). "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the

Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m.
PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

    The value of the shares of The Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios and the Series do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Portfolios, the One-Year Fixed Income Series and Two-Year Global Fixed Income Series may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Portfolios and Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Portfolios and Master Funds. If events which materially affect the value of the investments of a Portfolio or Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.

    Certain of the securities holdings of the Emerging Markets Series, Emerging Markets Small Cap Series and the Emerging Markets Fund in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, such Master Funds might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (E.G., 5 years) may result in the imposition of lower tax rates than a shorter holding period (E.G., 1 year). The Master Funds may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Directors or Trustees of the Master Funds, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Funds from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Funds.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Portfolio or Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE

    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of certain Portfolios are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by those Portfolios and Master Funds and is paid to the Portfolios and Master Funds and used by them to defray such costs. Such costs include brokerage commissions on listed securities, imputed commissions on OTC securities and a .5% Stamp Duty imposed on the purchase of stocks on the ISE. Reinvestments of dividends and capital gains distributions paid by the Portfolios and in-kind investments are not subject to a reimbursement fee. (See "In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The table below lists the Portfolios whose shares are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The reimbursement fee is expressed as a percentage of the net asset value of the shares of each Portfolio.

PORTFOLIO                                                                     REIMBURSEMENT FEE
--------------------------------------------------------------------------  ---------------------
Japanese Small Company Portfolio(1).......................................             0.50%
Continental Small Company Portfolio(1)....................................             1.00%
Pacific Rim Small Company Portfolio(1)....................................             1.00%
Emerging Markets Portfolio(1).............................................             0.50%
Emerging Markets Small Cap Portfolio(1)...................................             1.00%
Emerging Markets Value Portfolio(1).......................................             0.50%
DFA International Small Cap Value Portfolio...............................             0.70%
International Small Company Portfolio(2)..................................             0.70%

------------------------

(1) The Master Fund in which the Portfolio invests also charges a reimbursement fee equal to that charged by the Portfolio.

(2) The reimbursement fee is equal to a blended rate of the reimbursement fees of the Underlying Series. The blended rate is determined on a quarterly basis and is based upon the target allocation in effect at the end of each quarter. The blended rate will be calculated by multiplying the rate of reimbursement fee of each Underlying Series by a fraction equal to the portion of the assets of the Portfolio which, at such time, is being allocated to each Underlying Series and adding the results thereof. If there is a change to the reimbursement fee of an Underlying Series during a quarter, the blended rate will be re-calculated to reflect such change in the Underlying Series' reimbursement fee.

    The public offering price of shares of the Domestic Equity Portfolios, United Kingdom Small Company Portfolio, Large Cap International Portfolio, RWB/DFA International High Book to Market Portfolio and the Fixed Income Portfolios is the net asset value thereof next determined after the receipt of the investor's funds by the Custodian, provided that an Account Registration Form in good order has been received by the Transfer Agent; no sales charge or reimbursement fee is imposed.

                                  DISTRIBUTION

    The Fund acts as distributor of each series of its own shares of stock. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

                               EXCHANGE OF SHARES

    Investors may exchange shares of one Portfolio for those of another Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing an Exchange Form and mailing it to:

                       DFA Investment Dimensions Group Inc.
                       Attn: Client Operations
                       1299 Ocean Avenue, 11th Floor
                       Santa Monica, CA 90401

    The minimum amount for an exchange is $100,000. Exchanges are accepted into or from the International Equity Portfolios only with respect to: (1) Large Cap International Portfolio; (2) a Feeder Portfolio and another open-end investment company advised or administered by the Advisor, provided that the Feeder Portfolio and investment company both invest substantially all of their assets in the same Master Fund; and (3) International Small Company Portfolio and any of the Feeder Portfolios which invest in the Underlying Series.

    Investors in any Portfolio eligible for the exchange privilege also may exchange all or part of their Portfolio shares into a portfolio of Dimensional Investment Group Inc., an open-end, management investment company, subject to the minimum purchase requirement set forth in that fund's prospectus. Investors may contact the Advisor at the above-listed phone number for more information on such exchanges and to request a copy of the prospectus of Dimensional Investment Group Inc.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. Exchanges with respect to International Small Company Portfolio and any of the Feeder Portfolios which invest in the Underlying Series are not subject to a reimbursement fee. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the shares of the Portfolio being acquired are registered in the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

    Investors who desire to redeem shares of a Portfolio must first contact the Advisor at the telephone number shown under "PURCHASE OF SHARES." Each Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order, by the Fund's Transfer Agent or
(2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the Transfer Agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder's own expense. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific Portfolio is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

                              GENERAL INFORMATION

    The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, the Fund was named DFA Small Company Fund Inc. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

    With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the Investment Company Act of 1940 or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the Investment Company

Act of 1940, including semi-annual and annual financial statements of the Fund, the latter being audited at least once each year.


    The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings. Dimensional Emerging Markets Fund was incorporated under Maryland law on January 9, 1991, and offers its shares only to institutional investors in private offerings. On November 21, 1997, the shareholders of Dimensional Emerging Markets Fund approved the Fund's conversion from a closed-end management investment company to an open-end management investment company. The Fund may withdraw the investment of a Feeder Portfolio in a Master Fund at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.


    Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Feeder Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment. If a majority shareholder of a Partnership Series of the Trust redeems its entire interest in the Series, a majority in interest of the remaining shareholders in the Series must vote to approve the continuing existence of the Series or the Series will be liquidated.

    The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations, and linking actual Portfolio return with simulated data for periods prior to a Portfolio's inception. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines which were established effective May 1, 1988. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's Annual Report to shareholders for the fiscal year ended November 30, 1996 and Semi-Annual Report to shareholders for the six months ended May 31, 1997 contain additional performance information. A copy of the Annual Report and Semi-Annual Report is available upon request and without charge.

    With respect to the International Equity Portfolios and DFA Global Fixed Income Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio. Inasmuch as DFA Global Fixed Income Portfolio intends to continually hedge against the risk of variations in currency exchange rates, the Advisor believes that the variation of the Portfolio's investment performance in relation to fluctuations in currency exchange rates will be minimized.


    As of October 31, 1997, the following persons beneficially owned more than 25% of the voting securities of the following Portfolios:



U.S. LARGE COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*                                  66.29%
  101 Montgomery Street, San Francisco, CA 94104

U.S. LARGE CAP VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  50.18%

DFA REAL ESTATE SECURITIES PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  48.77%

JAPANESE SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust                             49.06%
  1155 Peachtree Street, N.E., Atlanta, GA 30367

  Charles Schwab & Company, Inc.--REIN*             (see above address)  25.89%

PACIFIC RIM SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust        (see above address)  58.57%

UNITED KINGDOM SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust        (see above address)  49.60%

  Charles Schwab & Company, Inc.--REIN*             (see above address)  28.38%

DFA ONE-YEAR FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  30.89%

EMERGING MARKETS PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  70.31%

CONTINENTAL SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust        (see above address)  48.30%

  Charles Schwab & Company, Inc.--REIN*             (see above address)  27.12%

LARGE CAP INTERNATIONAL PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  77.71%

RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  89.31%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  61.19%

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  57.38%

DFA GLOBAL FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  48.15%


------------------------

* Owner of record only.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*              (see above address)  83.72%

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*              (see above address)  46.53%

  Charles Schwab & Company, Inc.--REIN*             (see above address)  44.10%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*              (see above address)  33.44%

  Charles Schwab & Company, Inc.--REIN*             (see above address)  26.84%

  Misericordea Home Endowment                                            25.53%
  6300 N. Drive Avenue
  Chicago, IL 60660

INTERNATIONAL SMALL COMPANY PORTFOLIO
  Charles Schwab & Company, Inc--REIN               (see above address)  55.99%

  San Diego County Employees Retirement                                  27.99%
    Association
  1495 Pacific Highway
  San Diego, CA 92101

U.S. 6-10 VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  27.53%

U.S. 9-10 SMALL COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see above address)  26.63%

U.S. 6-10 SMALL COMPANY PORTFOLIO

  McKinsey & Company Master Retirement Trust                             25.37%
  55 E. 52nd Street
  New York, NY 10055

EMERGING MARKETS SMALL CAP PORTFOLIO

  Dimensional Fund Advisors Inc.                    (see above address)   100 %


    Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

------------------------

* Owner of record only.

DFA INVESTMENT DIMENSIONS GROUP INC.

1299 Ocean Avenue

11th Floor

Santa Monica, CA 90401

Tel. No. (310) 395-8005

INVESTMENT ADVISOR

DIMENSIONAL FUND ADVISORS INC.

1299 Ocean Avenue, 11th Floor

Santa Monica, CA 90401

Tel. No. (310) 395-8005

SUB-ADVISORS

DIMENSIONAL FUND ADVISORS LTD.

14 Berkeley Street

London W1X 5AD

England

Tel. No. (071) 495-2343

DFA AUSTRALIA LTD.

Suite 4403 Gateway

1 MacQuarie Place

Sydney, New South Wales 2000

Australia

CUSTODIANS--INTERNATIONAL

BOSTON SAFE DEPOSIT AND TRUST COMPANY

Princess House

1 Suffolk Lane

London EC4R 0AN

England

THE CHASE MANHATTAN BANK

4 Chase Metrotech Center

Brooklyn, NY 11245

CUSTODIAN--DOMESTIC

PNC BANK, N.A.

200 Stevens Drive, Airport Business Center

Lester, PA 19113

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Inc.

400 Bellevue Parkway

Wilmington, DE 19809

LEGAL COUNSEL

STRADLEY, RONON, STEVENS & YOUNG, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center

Philadelphia, PA 19103

                      DFA INVESTMENT DIMENSIONS GROUP INC.

         1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                           TELEPHONE: (310) 395-8005

                      STATEMENT OF ADDITIONAL INFORMATION


                               NOVEMBER 30, 1997


    DFA Investment Dimensions Group Inc. (the "Fund") offers thirty series of shares. This statement of additional information relates to twenty-four of those series (collectively, the "Portfolios"):

                           DOMESTIC EQUITY PORTFOLIOS

U.S. 9-10 SMALL COMPANY PORTFOLIO                    U.S. 4-10 VALUE PORTFOLIO
U.S. 6-10 SMALL COMPANY PORTFOLIO                    U.S. 6-10 VALUE PORTFOLIO
U.S. LARGE CAP VALUE PORTFOLIO                       U.S. LARGE COMPANY PORTFOLIO
ENHANCED U.S. LARGE COMPANY PORTFOLIO                DFA REAL ESTATE SECURITIES PORTFOLIO

                        INTERNATIONAL EQUITY PORTFOLIOS

JAPANESE SMALL COMPANY PORTFOLIO                     EMERGING MARKETS SMALL CAP PORTFOLIO
PACIFIC RIM SMALL COMPANY PORTFOLIO                  CONTINENTAL SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO               LARGE CAP INTERNATIONAL PORTFOLIO
EMERGING MARKETS PORTFOLIO                           DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET            INTERNATIONAL SMALL COMPANY PORTFOLIO
  PORTFOLIO                                          EMERGING MARKETS VALUE PORTFOLIO

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO                  DFA FIVE-YEAR GOVERNMENT PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO           DFA INTERMEDIATE GOVERNMENT FIXED INCOME
DFA GLOBAL FIXED INCOME PORTFOLIO                    PORTFOLIO


    This statement of additional information is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated November 30, 1997, as amended from time to time, which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.


                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
PORTFOLIO CHARACTERISTICS AND POLICIES.....................................................................           1
BROKERAGE COMMISSIONS......................................................................................           2
INVESTMENT LIMITATIONS.....................................................................................           4
OPTIONS ON STOCK INDICES...................................................................................           7
FUTURES CONTRACTS..........................................................................................           9
FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND SIMILAR POSITIONS..................................          10
DIRECTORS AND OFFICERS.....................................................................................          11
ADMINISTRATIVE SERVICES....................................................................................          13
OTHER INFORMATION..........................................................................................          15
PRINCIPAL HOLDERS OF SECURITIES............................................................................          16
PURCHASE OF SHARES.........................................................................................          20
REDEMPTION AND TRANSFER OF SHARES..........................................................................          20
CALCULATION OF PERFORMANCE DATA............................................................................          21
FINANCIAL STATEMENTS.......................................................................................          23

                     PORTFOLIO CHARACTERISTICS AND POLICIES


    The following information supplements the information set forth in the prospectus under the captions "PORTFOLIO CHARACTERISTICS AND POLICIES--SMALL COMPANY PORTFOLIOS," "INTERNATIONAL SMALL COMPANY PORTFOLIO--Investment Objectives and Policies," "U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies," "ENHANCED U.S. LARGE COMPANY PORTFOLIO--Investment Objective and Policies," "LARGE CAP INTERNATIONAL PORTFOLIO--Investment Objective and Policies," "INVESTMENT OBJECTIVES AND POLICIES-- FIXED INCOME PORTFOLIOS," "DFA REAL ESTATE SECURITIES PORTFOLIO," "VALUE PORTFOLIOS--Portfolio Characteristics and Policies," "RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO--Investment Objective and Policies," "EMERGING MARKETS PORTFOLIO, EMERGING MARKETS SMALL CAP PORTFOLIO AND EMERGING MARKETS VALUE PORTFOLIO--Investment Objectives and Policies" and "DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO--Investment Objective and Policies." The following information applies to all of the Portfolios, except the Feeder Portfolios, and also to the Trust Series.


    Because the structure of the Domestic and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940 and certain requirements of the Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.

    Each of the International Equity Portfolios may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Portfolio upon conversion of a convertible debenture will generally be held for so long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.

    The portfolio turnover rate for the U.S. 4-10 Value Series is anticipated to be approximately 30%. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the Small Company Portfolios ordinarily are anticipated to be low. The turnover rate for the International Small Company Portfolio is not expected to exceed 25% per year. Generally, securities will be purchased with the expectation that they will be held for longer than one year. Generally, securities will be held until such time as, in the Advisor's judgment, they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalization. Because The DFA Real Estate Securities Portfolio generally will hold securities for the long term, its turnover rate ordinarily is anticipated to be low. Generally, securities will be purchased with the expectation that they will be held for longer than one year. The portfolio turnover rate of the Emerging Markets Small Cap Series ordinarily is anticipated to be low and is not expected to exceed 20% per year. For the fiscal year ending November 30, 1997, the portfolio turnover rate of the Emerging Markets Fund is anticipated to be approximately 20%-90%, which reflects the purchase of value stocks and the sale of non-value stocks.

                             BROKERAGE COMMISSIONS

    The following table depicts brokerage commissions paid by the Fund Portfolios. For the Feeder Portfolios, the amounts include commissions paid by the corresponding Master Funds.

                             BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 1996, 1995 AND 1994

                                             1996        1995        1994
                                          ----------  ----------  ----------
U.S. 9-10 Small Company Portfolio.......  $1,704,251  $1,120,450  $1,431,640
U.S. 6-10 Small Company Series..........     473,887     361,784     398,610
U.S. Large Company Series...............      72,262      15,289      10,643
Japanese Small Company Series...........     466,795     768,765     807,580
United Kingdom Small Company Series.....      86,854     236,754     138,025
Continental Small Company Series........     214,631     244,705     343,484
Large Cap International Portfolio.......      42,633      61,048     153,475
U.S. 6-10 Value Series..................   2,754,009   1,027,015   1,860,712
U.S. Large Cap Value Series.............     934,452     410,503     367,810
DFA Real Estate Securities Portfolio....      39,007      26,084      83,979
Pacific Rim Small Company Series........     181,812     142,227     529,025
RWB/DFA International High Book to
  Market Portfolio......................   1,251,242     542,306     623,031
Emerging Markets Series.................     437,088     166,601      79,105
DFA International Small Cap Value
  Portfolio.............................   1,472,685     745,562          --
Enhanced U.S. Large Company Series......       1,650          --          --
Emerging Markets Fund...................      14,699      85,081      10,440
                                          ----------  ----------  ----------
  TOTAL.................................  $10,147,957 $5,869,093  $6,837,559
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------

    The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Portfolios.

    Please note that while the following discussion relates to the policies of certain Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio and International Small Company Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets and the Underlying Series, respectively.

    The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market markers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

    Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. performs these services for the United Kingdom and Continental Small Company Series and DFA Australia Limited performs these services for the Japanese and Pacific Rim Small Company Series. Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

    The OTC companies eligible for purchase by the U.S. 9-10 Small Company Portfolio, the U.S. 6-10 Small Company Portfolio, the U.S. 6-10 Value Portfolio, the U.S. 4-10 Value Portfolio and the DFA Real Estate Securities Portfolio are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

    Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the U.S. 9-10 Small Company Portfolio, the U.S. 6-10 Small Company Portfolio, the Value Portfolios and the DFA Real Estate Securities Portfolio, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.

    During the fiscal year 1996, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios or Master Funds as follows:

                                            VALUE OF
                                           SECURITIES    BROKERAGE
                                          TRANSACTIONS  COMMISSIONS
                                          ------------  -----------
U.S. 9-10 Small Company.................  $144,214,656  $  629,486
U.S. 6-10 Small Company.................    95,690,766     271,641
U.S. 6-10 Value.........................   237,755,736   1,074,452
U.S. Large Cap Value....................   211,163,255     313,601
DFA Real Estate Securities..............    13,175,700      24,415
RWB/DFA International High Book to
  Market................................    13,031,549      78,952
DFA International Small Cap Value.......    52,274,767     360,493
Japanese Small Company..................    34,098,002     191,550
Emerging Markets Fund...................     4,245,760      14,699
                                          ------------  -----------
  TOTAL.................................  $805,650,191  $2,959,289
                                          ------------  -----------
                                          ------------  -----------

The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Fund.

    Brokerage commissions for transactions in securities listed on the Tokyo Stock Exchange ("TSE") and other Japanese securities exchanges are fixed. Under the current regulations of the TSE and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The Japanese Small Company Series has been able to avail itself of institutional discounts. The Series' ability to effect transactions at a discount from fixed commission rates depends on a number of factors, including the size of the transaction, the relation between the cost to the member or the licensed non-member firm of effecting such transaction and the commission receivable, and the law, regulation and practice discussed above. There can be no assurance that the Series will continue to be able to realize the benefit of discounts from fixed commissions.

    A Feeder Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

    Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

    The Portfolios will not:


 (1) invest in commodities or real estate, including limited partnership interests therein, except the DFA Real Estate Securities Portfolio, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and all Portfolios except the U.S. 9-10 and 6-10 Small Company Portfolios, the DFA One-Year Fixed Income Portfolio and the DFA Five-Year Government Portfolio may purchase or sell financial futures contracts and options thereon; and the Enhanced U.S. Large Company Portfolio may purchase, sell and enter into indices-related futures contracts, options on such futures contracts, securities-related swap agreements and other derivative instruments;


 (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors; and, with respect to the Emerging Markets Value Portfolio, except through the acquisition of publicly-traded debt securities and short-term money instruments;


 (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer; provided that this limitation applies to 100% of the total assets of the U.S. 9-10 Small Company Portfolio and the DFA Global Fixed Income Portfolio is not subject to this limitation;



 (4) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to this limitation;



 (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's gross assets valued at the lower of market or cost; provided that each Portfolio, other than the U.S. 9-10 Small Company, Japanese Small Company,

    DFA One-Year Fixed Income, DFA Intermediate Government Fixed Income, DFA Five-Year Government and Emerging Markets Value Portfolios, may borrow amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans; and with respect to the Emerging Markets Value Portfolio, borrow, except in connection with a foreign currency transaction, the settlement of a portfolio trade, as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests, and, in no event in excess of 33% of the Fund's net assets valued at market;



 (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in
    (5) above; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to this limitation;



 (7) invest more than 10% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Enhanced U.S. Large Company, U.S. 4-10 Value, DFA Two-Year Global Fixed Income, International Small Company, Emerging Markets Small Cap and Emerging Markets Value Portfolios are not subject to this limitation and the DFA Real Estate Securities Portfolio, the U.S. 6-10 Value Portfolio, the U.S. Large Cap Value Portfolio, the RWB/DFA International High Book to Market Portfolio, the U.S. 6-10 Small Company Portfolio, the Emerging Markets Portfolio and DFA International Small Cap Value Portfolio may invest not more than 15% of their total assets in illiquid securities;


 (8) engage in the business of underwriting securities issued by others;

 (9) invest for the purpose of exercising control over management of any company; provided that the U.S. 9-10 Small Company Portfolio and the U.S. 4-10 Value Portfolio are not subject to this limitation;


(10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that (a) the DFA Real Estate Securities Portfolio may invest in a REIT that is registered as an investment company; (b) each of the U.S. 4-10 Value, Enhanced U.S. Large Company, Emerging Markets, Emerging Markets Small Cap, Emerging Markets Value and International Small Company Portfolios may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depositary Receipts; and (c) the U.S. 9-10 Small Company Portfolio is not subject to this limitation.


(11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the U.S. 9-10 Small Company, U.S. 4-10 Value, Emerging Markets Value and DFA Real Estate Securities Portfolios;

(12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; except that (a) DFA One-Year Fixed Income and DFA Two-Year Global Fixed Income Portfolios shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy"; and (b) The DFA Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry;


(13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except that (a) the Enhanced U.S. Large Company Portfolio may write or acquire options; and (b) the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to these limitations;

(14) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to this limitation;



(15) purchase securities on margin or sell short; provided that the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio are not subject to the limitation on selling securities short.



(16) acquire more than 10% of the voting securities of any issuer; provided that
    (a) this limitation applies only to 75% of the assets of the DFA Real Estate Securities Portfolio the Value Portfolios, the Emerging Markets Portfolio, the Emerging Markets Small Cap Portfolio, the DFA International Small Cap Value Portfolio and the Emerging Markets Value Portfolio; and (b) the U.S. 9-10 Small Company Portfolio is not subject to this limitation.


    The investment limitations described in (3), (7), (9), (10), (11), (12) and
(16) above do not prohibit each Feeder Portfolio and International Small Company Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds or the Underlying Series, respectively. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.


    The investment limitations described in (1) and (15) above do not prohibit each Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations; and the investment limitations described in (1), (13) and (15) above do not prohibit the Enhanced U.S. Large Company Portfolio from (i) making margin deposits in connection with transactions in options; and (ii) maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.



    Under the Investment Company Act of 1940, the Portfolios and their corresponding Master Funds and Underlying Series are not permitted to issue senior securities. Accordingly, each Portfolio has a non-fundamental policy prohibiting the issuance of senior securities. For purposes of (5) above, the Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio (indirectly through their investment in the corresponding Master Funds) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Funds have no present intent to engage in any other types of borrowing transactions under this authority.


    Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios and International Small Company Portfolio will only hold shares of certain Master Funds or Underlying Series, respectively, these Portfolios do not intend to lend those shares.


    For the purposes of (7) above, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio (indirectly through their investment in the corresponding Series) and DFA Global Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

    For the purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.


    Although not a fundamental policy subject to shareholder approval: (1) the Large Cap International and Small Company Portfolios, including the U.S. 6-10 Small Company, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company and Continental Small Company Portfolios indirectly through their investment in the Master Funds, do not intend to purchase interests in any real estate investment trust; and (2) the Enhanced U.S. Large Company, U.S. 4-10 Value, DFA Two-Year Global Fixed Income, International Small Company, Emerging Markets Small Cap and Emerging Markets Value Portfolios (indirectly through their investment in the Master Funds or Underlying Series, as applicable) do not intend to invest more than 15% of their net assets in illiquid securities.



    The International Equity, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios (directly or indirectly through their investment in the Master Funds or Underlying Series, as applicable) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each Value Portfolio, the RWB/DFA International High Book to Market Portfolio, and the DFA Real Estate Securities Portfolio (directly or indirectly through their investment in the Trust Series), have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.


    Notwithstanding any of the above investment restrictions, the Emerging Markets Series, the Emerging Markets Small Cap Series and the Emerging Markets Fund may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or the Emerging Markets Fund or whose use is otherwise considered by the Series or the Emerging Markets Fund to be advisable. Each Series or the Emerging Markets Fund would "look through" any such vehicle to determine compliance with their investment restrictions.


    Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                            OPTIONS ON STOCK INDICES

    The Enhanced U.S. Large Company Series may purchase and sell options on stock indices. With respect to the sale of call options on stock indices, pursuant to published positions of the Securities and Exchange Commission ("SEC"), the Enhanced U.S. Large Company Series will either (1) maintain with its custodian liquid assets equal to the contract value (less any margin deposits); (2) hold a portfolio of stocks substantially replicating the movement of the index underlying the call option; or (3) hold a separate call on the same index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Series in liquid assets in a segregated account with its custodian. With respect to the sale of put options on stock indices, pursuant to published SEC positions, the Enhanced U.S. Large Company Series will either (1) maintain liquid assets equal to the exercise price (less any margin deposits) in a segregated account with its custodian; or (2) hold a put on the same index as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written, or (b) less than the exercise price of the put written, provided an amount equal to the difference is maintained by the Series in liquid assets in a segregated account with its custodian.

    Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.

    The Enhanced U.S. Large Company Series will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Series will realize a loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date.

    If an option written by the Enhanced U.S. Large Company Series expires, the Series realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Enhanced U.S. Large Company Series expires unexercised, the Series realizes a loss equal to the premium paid.

    The premium paid for a put or call option purchased by the Enhanced U.S. Large Company Series is an asset of the Series. The premium received for an option written by the Series is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS ON INDICES

    There are several risks associated with transactions in options on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying index and general market conditions. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying index. Purchased options that expire unexercised have no value. Unless an option purchased by the Enhanced U.S. Large Company Series is exercised or unless a closing transaction is effected with respect to that position, the Enhanced U.S. Large Company Series will realize a loss in the amount of the premium paid and any transaction costs.

    A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Enhanced U.S. Large Company Series intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over-the-counter markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. There can be no assurance that the Enhanced U.S. Large Company Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Series may be unable to liquidate an over-the-counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Enhanced U.S. Large Company Series would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Enhanced U.S. Large Company Series, the inability to enter into a closing transaction may result in material losses to the Series.

    Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Enhanced U.S. Large Company Series would not be able to close out options which it had purchased and may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

    The Enhanced U.S. Large Company Series' activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Series may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

INVESTMENT LIMITATIONS ON OPTIONS TRANSACTIONS

    The ability of the Enhanced U.S. Large Company Series to engage in options transactions is subject to certain limitations. The Enhanced U.S. Large Company Series will only invest in over-the-counter options to the extent consistent with the 15% limit on investments in illiquid securities.

                               FUTURES CONTRACTS

    Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests all of its assets and, with respect to the International Small Company Portfolio, the Underlying Series.


    All Portfolios, except the U.S. 9-10 and 6-10 Small Company Portfolios, The DFA One-Year Fixed Income Portfolio and The DFA Five-Year Government Portfolio, may enter into futures contracts and options on futures contracts. Such Portfolios (with the exception of Enhanced U.S. Large Company Portfolio and its corresponding Master Fund) may enter into futures contracts and options on future contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. The Enhanced U.S. Large Company Portfolio may use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy.


    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolios or Master Funds will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios or Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's or Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the SEC, the Portfolios or Master Funds may be required to maintain segregated accounts consisting of liquid assets, (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.


    Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                       FEDERAL TAX TREATMENT OF OPTIONS,
                    FUTURES CONTRACTS AND SIMILAR POSITIONS

    The investment by a Portfolio (or in the case of a Feeder Portfolio, by its corresponding Master Fund) and, in the case of the International Small Company Portfolio by the Underlying Series, in options, futures contracts and options on futures contracts is subject to many complex and special tax rules. For example, options on stock and on narrow-based stock indexes will generally produce long-term or short-term capital gain or loss upon the exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the treatment by a Portfolio or Master Fund of certain other options, futures and forward contracts is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

    Absent a tax election to the contrary, each such Section 1256 position held by a Portfolio or Master Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Portfolio's or Master Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 marked-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio or Master Fund. The acceleration of income on Section 1256 positions may require a Portfolio or Master Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio or Master Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of a Portfolio's or Master Funds' shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by a Portfolio.

    When a Portfolio (or in the case of a Feeder Portfolio, the Master Fund and, in the case of the International Small Company Portfolio, the Underlying Series) holds an option or contract which substantially diminishes a Portfolio's or Master Funds' risk of loss with respect to another position of a Portfolio or Master Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of a Portfolio's or Master Funds' securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one

Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.


    For their fiscal years ending November 30, 1997, the Portfolios and those Master Funds taxable as regulated investment companies are also subject to the requirement that less than 30% of their annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Portfolio's (or in the case of a Feeder Portfolio, the corresponding Master Fund's or Underlying Series') ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within a Portfolio or Master Fund or Underlying Series, resulting in additional short-short income for a Portfolio or Master Fund. For U.S. federal income tax purposes, the Portfolios and Series taxable as regulated investment companies will not be subject to this short-short income requirement for their fiscal years beginning on or after December 1, 1997.


    A Portfolio (or in the case of a Feeder Portfolio, the Master Fund or Underlying Series) will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Portfolio or Master Fund as a regulated investment company under Subchapter M of the Code.

                             DIRECTORS AND OFFICERS


    The names, addresses and dates of birth of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.


DIRECTORS


    David G. Booth*, 12/2/46, Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Ltd., Dimensional Investment Group Inc. (registered investment company) and Dimensional Emerging Markets Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.



    George M. Constantinides, 9/22/47, Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc.



    John P. Gould, 1/19/39, Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).



    Roger G. Ibbotson, 5/27/43, Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman and President, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).



    Merton H. Miller, 5/16/23, Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. Public Director, Chicago Mercantile Exchange.

    Myron S. Scholes, 7/1/42, Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University (on leave). Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breedon Group of Investment Companies.



    Rex A. Sinquefield*, 9/7/44, Director, Chairman and Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Ltd., Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


* Interested Director of the Fund.

OFFICERS

    Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Ltd., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Fund Inc.


    Arthur Barlow, 11/7/55, Vice President, Santa Monica, CA.



    Truman Clark, 4/8/41, Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.



    Maureen Connors, 11/17/36, Vice President, Santa Monica, CA.



    Robert Deere, 10/8/57, Vice President, Santa Monica, CA.



    Irene R. Diamant, 7/16/50, Vice President and Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.



    Eugene Fama, Jr., 1/21/61, Vice President, Santa Monica, CA.



    Kamyab Hashemi-Nejad, 1/22/61, Vice President, Controller and Assistant Treasurer, Santa Monica, CA.



    Stephen P. Manus, 12/26/50, Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.



    Karen McGinley, 3/10/66, Vice President, Santa Monica, CA.



    Catherine L. Newell, 5/7/64, Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.



    David Plecha, 10/26/61, Vice President, Santa Monica, CA.



    George Sands, 2/8/56, Vice President, Santa Monica, CA.



    Michael T. Scardina, 10/12/55, Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.



    Jeanne C. Sinquefield, Ph.D., 12/2/46, Executive Vice President, Santa Monica, CA.



    Scott Thornton, 3/1/63, Vice President, Santa Monica, CA.

    Weston Wellington, 3/1/51, Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.


    Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

    Directors and officers as a group own less than 1% of the Fund's outstanding stock.

    Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1996 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                         AGGREGATE     TOTAL COMPENSATION FROM
                                        COMPENSATION            FUND
DIRECTOR                                 FROM FUND        AND FUND COMPLEX
--------------------------------------  ------------   -----------------------
George M. Constantinides..............    $15,000              $30,000
John P. Gould.........................    $15,000              $30,000
Roger G. Ibbotson.....................    $15,000              $30,000
Merton H. Miller......................    $15,000              $30,000
Myron S. Scholes......................    $15,000              $30,000

                            ADMINISTRATIVE SERVICES

    PFPC Inc. ("PFPC") serves as the accounting services, dividend disbursing and transfer agent for all Fund Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each of the Portfolios listed below pays PFPC annual fees which are set forth in the following table:

DFA REAL ESTATE SECURITIES PORTFOLIO

    .10% of the first $200 million of net assets
    .075% of the next $200 million of net assets
    .05% of the next $200 million of net assets
    .03% of the next $200 million of net assets
    .02% of net assets over $800 million
The DFA Real Estate Securities Portfolio is subject to a $4,900 per month minimum fee. PFPC has agreed to limit the minimum fee for this Portfolio from time to time.

LARGE CAP INTERNATIONAL PORTFOLIO

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

Charges for each Portfolio:

    .1230% of the first $300 million of net assets
    .0615% of the next $300 million of net assets
    .0410% of the next $250 million of net assets
    .0205% of the net assets over $850 million
The Large Cap International Portfolio and the DFA International Small Cap Value Portfolio are each subject to a $75,000 per year minimum fee. PFPC has agreed to limit the minimum fee for these Portfolios from time to time.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

Charges for each Portfolio:

    .0513% of the first $100 million of net assets
    .0308% of the next $100 million of net assets
    .0205% of net assets over $200 million

DFA GLOBAL FIXED INCOME PORTFOLIO

    .1230% of the first $150 million of net assets
    .0820% of the next $150 million of net assets
    .0615% of the next $300 million of net assets
    .0410% of the next $250 million of net assets
    .0205% of net assets over $850 million

The DFA Global Fixed Income Portfolio is subject to a $75,000 per year minimum fee. PFPC has agreed to limit the minimum fee for this Portfolio from time to time.

ONE-YEAR FIXED INCOME PORTFOLIO

U.S. 9-10 SMALL COMPANY PORTFOLIO
U.S. 6-10 SMALL COMPANY PORTFOLIO
U.S. 4-10 VALUE PORTFOLIO
U.S. LARGE CAP VALUE PORTFOLIO
U.S. 6-10 VALUE PORTFOLIO
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
EMERGING MARKETS VALUE PORTFOLIO
ENHANCED U.S. LARGE COMPANY PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Charges for each Portfolio:
    $1,000 per month (includes custodian fees)

JAPANESE SMALL COMPANY PORTFOLIO

PACIFIC RIM SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO
CONTINENTAL SMALL COMPANY PORTFOLIO
EMERGING MARKETS PORTFOLIO
EMERGING MARKETS SMALL CAP PORTFOLIO
U.S. LARGE COMPANY PORTFOLIO
Charges for each Portfolio:
    $2,600 per month (includes custodian fees)

INTERNATIONAL SMALL COMPANY PORTFOLIO
    $2,000 per month (includes custodian fees)

                               OTHER INFORMATION

    For the services it provides as investment advisor to each Portfolio of the Fund (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund). For the fiscal years ended November 30, 1994, 1995 and 1996, the Portfolios (or their corresponding Master Funds) paid management fees as set forth in the following table:

                                                       1994          1995          1996
                                                       (000)         (000)         (000)
                                                    -----------   -----------   -----------
U.S. 9-10 Small Company Portfolio (a).............  $  3,337      $  4,045      $  5,511
U.S. 6-10 Small Company Portfolio.................  $     46(b)   $     57(b)   $     81(b)
U.S. Large Company Portfolio......................  $     11      $     19      $     62
U.S. 6-10 Value Portfolio.........................  $    459(b)   $    976(b)   $  1,933(b)
U.S. Large Cap Value Portfolio....................  $    143(b)   $    306(b)   $    699(b)
DFA Real Estate Securities Portfolio..............  $    138      $    183      $    251
Japanese Small Company Portfolio (c)..............  $  1,500      $  1,704      $  1,483
Pacific Rim Small Company Portfolio (c)...........  $    962      $  1,020      $    772
United Kingdom Small Company Portfolio (c)........  $  1,044      $  1,096      $    636
Emerging Markets Portfolio........................  $      6(b)   $     30(b)   $    111(b)
Continental Small Company Portfolio (c)...........  $  1,627      $  1,781      $  1,258
Large Cap International Portfolio.................  $    148      $    147      $    183
DFA International Small Cap Value Portfolio.......       n/a      $    299      $  1,877
RWB/DFA International High Book to Market
 Portfolio........................................  $    105      $    536(b)   $  2,124(b)
DFA One-Year Fixed Income Portfolio...............  $    388      $    311      $    386(b)
DFA Five-Year Government Portfolio................  $    256      $    427      $    402
DFA Global Fixed Income Portfolio.................  $    192      $    311      $    377
DFA Intermediate Government Fixed Income
 Portfolio........................................  $     72      $     88      $    131
Enhanced U.S. Large Company Portfolio.............       n/a           n/a      $      4(b)
DFA Two-Year Global Fixed Income Portfolio........       n/a           n/a      $    108
International Small Company Portfolio.............       n/a           n/a      $    178(d)
Emerging Markets Fund.............................  $146,260      $145,564      $173,017

------------------------


(a) Prior to November 30, 1997, the Fund on behalf of the Portfolio had an investment management agreement with the Advisor; the dollar amount represents the dollar amount of investment management fees paid by the Portfolio to the Advisor for the 1996 fiscal year.


(b) The Series has more than one Feeder Portfolio; the dollar amount represents the total dollar amount of management fees paid by the Series to the Advisor.

(c) Prior to August 9, 1996, the Fund on behalf of the Portfolio had an investment management agreement with the Advisor; the dollar amount represents the dollar amount of investment management fees paid to the Advisor by the Portfolio for fiscal years 1994 and 1995 and by the Portfolio and its corresponding Series for fiscal year 1996.

(d) Each of the four Underlying Series in which the Portfolio invests its assets has more than one Feeder Portfolio (which are also included elsewhere in this table). The dollar amount represents the total dollar amount of management fees paid by each Underlying Series to the Advisor for the period October 1, 1996 (the Portfolio's commencement of operations) to November 30, 1996.

    The Fund commenced offering shares of Emerging Markets Portfolio in April, 1994; DFA International Small Cap Value Portfolio in December, 1994; DFA Two-Year Global Fixed Income Portfolio in February, 1996; Enhanced U.S. Large Company Portfolio in July, 1996; and International Small Company Portfolio in October, 1996. The U.S. 4-10 Value, Emerging Markets Small Cap and Emerging Markets Value Portfolios had not commenced operations as of November 30, 1996.

    Until September, 1995, The DFA Intermediate Government Fixed Income Portfolio was named The DFA Intermediate Government Bond Portfolio, The DFA Global Fixed Income Portfolio was named The DFA Global Bond Portfolio, The Pacific Rim Small Company Portfolio was named The Asia-Australia Small Company Portfolio, The U.S. Large Cap Value Portfolio was named The U.S. Large Cap High Book to Market Portfolio, The U.S. 6-10 Value Portfolio was named The U.S. Small Cap High Book to Market Portfolio, The U.S. 9-10 Small Company Portfolio was named the Small Company Shares, The DFA One-Year Fixed Income Portfolio was named The DFA Fixed Income Shares, and The Continental Small Company Portfolio was named the Continental European Portfolio. Until February, 1996, RWB/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio. From September, 1995 until December, 1996, The DFA Real Estate Securities Portfolio was named DFA/AEW Real Estate Securities Portfolio. From September, 1995 until August, 1997, the U.S. 6-10 Value Portfolio was named the U.S. Small Cap Value Portfolio.

    Coopers and Lybrand L.L.P., the Fund's independent accountants, audits the Fund's financial statements.

                        PRINCIPAL HOLDERS OF SECURITIES


    As of October 31, 1997, the following stockholders owned beneficially at least 5% of the outstanding stock of the Portfolios, as set forth below.



THE U.S. 9-10 SMALL COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*                                         26.63%
  101 Montgomery Street
  San Francisco, CA 94104

  State Farm Insurance Companies                                                10.14%
  One State Farm Plaza
  Bloomington, IL 61710

  Pepsico Inc. Master Trust                                                      8.36%
  The Northern Trust Company Trustee
  Chicago, IL 60675

  National Electrical Benefit Fund                                               7.12%
  1125 15th Street NW
  Washington, DC 20005

  Charles Schwab & Company, Inc.--CASH*                                          6.94%
  101 Montgomery Street
  San Francisco, CA 94104

THE U.S. 6-10 SMALL COMPANY PORTFOLIO

  McKinsey & Company Master Retirement Trust                                    25.37%
  55 E. 52nd Street
  New York, NY 10055

  The Charles A. Dana Foundation                                                16.63%
  745 5th Avenue, Suite 700
  New York, NY 10151

  Charles Schwab & Company, Inc.--REIN*             (see address above)         15.50%

  Salvation Army--ETHQ                                                           7.31%
  440 W. Nyack Road
  West Nyack, NY 10994

  Northern Telecom Inc.                                                          6.27%
  Bankers Trust Co., Trustee
  34 Exchange Place
  Jersey City, NJ 07302

  Salvation Army Central Territory                                               5.42%
  10 W. Algonquin Road
  Des Plaines, IL 60016

THE JAPANESE SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust                                    49.06%
  1155 Peachtree Street, N.E.
  Atlanta, GA 30367

  Charles Schwab & Company, Inc.--REIN*             (see address above)         25.89%

  Aluminum Company of America                                                    5.62%
  1501 ALCOA Building
  Pittsburgh, PA 15258

  John Deere Pension Fund                                                        5.60%
  John Deere Company
  John Deere Road
  Moline, IL 61265

THE UNITED KINGDOM SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust        (see address above)         49.60%

  Charles Schwab & Company, Inc.--REIN*             (see address above)         28.38%

  John Deere Pension Fund                           (see address above)          8.48%

THE CONTINENTAL SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust        (see address above)         48.30%

  Charles Schwab & Company, Inc.--REIN*             (see address above)         27.12%

  W.R. Grace and Company                                                         6.61%
  1 Town Center Road
  Boca Raton, FL 33486

THE LARGE CAP INTERNATIONAL PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         77.71%

  Donaldson Lufkin & Jenrette Securities Corp.*                                  5.41%
  P.O. Box 2052
  Jersey City, NJ 07303

THE U.S. LARGE COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         66.29%

  Charles Schwab & Company, Inc.--CASH*             (see address above)         11.90%

  Donaldson Lufkin & Jenrette Securities Corp.*     (see address above)          5.44%

THE DFA ONE-YEAR FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         30.89%

  Charles Schwab & Company, Inc.--CASH*             (see address above)         13.07%

  Peoples Energy Corporation Pension Trust                                       6.79%
  130 E. Randolph Dr., 24th Floor
  Chicago, IL 60601

  FTC & CO*                                                                      5.94%
  P.O. BOX 173736
  Denver, CO 80217

  Donaldson Lufkin & Jenrette Securities Corp.*     (see address above)          5.59%

THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         57.38%

  Charles Schwab & Company, Inc.--CASH*             (see address above)         17.70%

  FTC & CO*                                         (see address above)          7.44%

THE DFA GLOBAL FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         48.15%

  Charles Schwab & Company, Inc.--CAP*              (see address above)         21.88%

  Charles Schwab & Company, Inc.--CASH*             (see address above)         14.09%

THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME
  PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*              (see address above)         83.72%

  Charles Schwab & Company, Inc.--REIN*             (see address above)         12.18%

PACIFIC RIM SMALL COMPANY PORTFOLIO

  BellSouth Corporation Master Pension Trust        (see address above)         58.57%

  Charles Schwab & Company, Inc.--REIN*             (see address above)         19.33%

  John Deere Pension Fund                           (see address above)          5.44%

  W.R. Grace & Company                              (see address above)          5.29%

U.S. LARGE CAP VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         50.18%

  Charles Schwab & Company, Inc.--CASH*             (see address above)         11.57%

  Charles Schwab & Company, Inc.--CAP*              (see address above)          7.27%

  Donaldson Lufkin & Jenrette Securities Corp.*     (see address above)          6.12%

DFA REAL ESTATE SECURITIES PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         48.77%

  Owens-Illinois Master Retirement Trust            (see address above)         22.38%

  Charles Schwab & Company, Inc.--CASH*             (see address above)         11.69%

  Donaldson Lufkin & Jenrette Securities Corp.*     (see address above)          5.35%

U.S. 6-10 VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         27.53%

  Charles Schwab & Company, Inc.--CAP*              (see address above)          7.96%

  Mac & Co.*                                                                     7.84%
  P.O. Box 320
  Pittsburgh, PA 15230

  United Church Board For Pension Assets                                         5.78%
  Management
  475 Riverside Drive
  New York, NY 10115

RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET
  PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         89.31%

  Donaldson Lufkin & Jenrette Securities Corp.*                                 10.03%
  P.O. Box 2052
  Jersey City, NJ 07303

EMERGING MARKETS PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         70.31%

  Donaldson Lufkin & Jenrette Securities Corp.*     (see address above)          6.27%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         61.19%

  BellSouth Corporation Master Pension Trust        (see address above)         22.00%

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         46.53%

  Charles Schwab & Company, Inc.--CAP*              (see address above)         44.10%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--CAP*              (see address above)         33.44%

  Charles Schwab & Company, Inc.--REIN*             (see address above)         26.84%

  Misericordia Home Endowment--(Note 5)                                         25.53%
  6300 N. Drive Avenue
  Chicago, IL 60660

INTERNATIONAL SMALL COMPANY PORTFOLIO

  Charles Schwab & Company, Inc.--REIN*             (see address above)         55.99%

  San Diego County Employees Retirement                                         27.99%
  Association
  1495 Pacific Highway
  San Diego, CA 92101

  Donaldson Lufkin & Jenrette Securities Corp.*     (see address above)          6.79%

EMERGING MARKETS SMALL CAP PORTFOLIO

  Dimensional Fund Advisors Inc.                    (see address above)           100%


------------------------

* Owner of record only.

                               PURCHASE OF SHARES

    The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

    The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that is open on Good Friday and closed on Martin Luther King, Jr. Day, Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed. The TSE is closed on the following days in 1997: January 1, 2, 3 and 15, February 11, March 20, April 29, May 5, July 21, September 5 and 23, October 10, November 3 and 24 and December 23 and 31. Orders for the purchase and redemption of shares of The Japanese Small Company Portfolio received on those days will be priced as of the close of the NYSE on the next day that the TSE is open for trading.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


    Based on the experience of The U.S. 9-10 Small Company Portfolio, management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of that Portfolio is minimal and, therefore, the shares of that Portfolio are currently sold at net asset value, without imposition of a reimbursement fee. Reimbursement fees may be charged prospectively from time to time based upon the future experience of the U.S. 9-10 Small Company Portfolio and other Portfolios. Any such charges will be described in the prospectus.


                       REDEMPTION AND TRANSFER OF SHARES

    The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

    The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.


    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of any Portfolio to make payment wholly or partly in cash, any Portfolio (except for a Feeder Portfolio) may pay the redemption price in whole or in part by a distribution of portfolio securities from the Portfolio of the shares being redeemed in lieu of cash. Upon such a determination by both the Board of Directors of the Fund and the Board of Trustees of the Trust or the Board of Directors of the Emerging Markets Fund, as applicable, a Feeder Portfolio may pay the redemption price, in lieu of cash, by a distribution of portfolio securities that the Portfolio receives from the Master Fund to satisfy the Portfolio's redemption request. Any such redemption by the Series of the Trust and/or the Portfolio would be in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity, DFA Two-Year Global Fixed Income and the DFA Global Fixed Income

Portfolios reserve the right to redeem their shares in the currencies in which their investments (and, in respect of the Feeder Portfolios and International Small Company Portfolio, the currencies in which the corresponding Master Funds' or Underlying Series' investments, respectively) are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

    Shareholders may transfer shares of any Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                        CALCULATION OF PERFORMANCE DATA

    Following are quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended May 31, 1997 (as applicable) using the standardized method of calculation required by the SEC, which is net of the cost of any current reimbursement fees charged to investors and paid to the Portfolios. Also included is a quotation of the annualized percentage total return for the DFA Two-Year Global Fixed Income Portfolio (for the period from February 9, 1996, the date of commencement of operations), the Enhanced U.S. Large Company Portfolio (for the period from July 3, 1996, the date of commencement of operations) and the International Small Company Portfolio (for the period from October 1, 1996, the date of commencement of operations) to May 31, 1997 using the standardized method of calculation required by the SEC. Reimbursement fees of 1%, 1.5% and 1.5% were in effect from the inception of the Japanese, United Kingdom and Continental Small Company Portfolios, respectively, until June 30, 1995. A reimbursement fee of 1% was in effect from the inception of DFA International Small Cap Value Portfolio until June 30, 1995. Effective June 30, 1995, the amount of the reimbursement fee was reduced with respect to Continental Small Company, Pacific Rim Small Company, Japanese Small Company, Emerging Markets and DFA International Small Cap Value Portfolios, and eliminated with respect to the United Kingdom Small Company Portfolio. The current reimbursement fee for each Portfolio, expressed as a percentage of the net asset value of the shares of the Portfolios, is as follows: Continental Small Company, Pacific Rim Small Company and Emerging Markets Small Cap Portfolios-- 1.00%; Japanese Small Company and Emerging Markets Portfolios--.50%; DFA International Small Cap Value Portfolio--.70%; and International Small Company Portfolio--.70%.


    A reimbursement fee of 1% was charged to investors in the U.S. 9-10 Small Company Portfolio from December 9, 1986 through June 17, 1988. A reimbursement fee of 0.75% was charged to investors in the Large Cap International Portfolio from the date of its inception until March 5, 1992. In addition, for those Portfolios in effect for less than one, five, or ten years, the time periods during which the Portfolios have been active have been substituted for the periods stated (which in no case extends prior to the effective dates of the Portfolios' registration statements).

                                                FIVE
                                  ONE YEAR      YEARS     TEN YEARS
                                  ---------   ---------   ----------
U.S. 9-10 Small Company
 Portfolio......................    -1.34       18.42       11.58


                                                          63 MONTHS
                                                          ----------
U.S. 6-10 Small Company
 Portfolio......................     5.13       16.07       13.64

                                                          77 MONTHS
                                                          ----------
U.S. Large Company Portfolio....    29.11       18.01       18.70

                                              51 MONTHS
                                              ---------
U.S. 6-10 Value Portfolio.......    16.40       17.42         n/a

                                              52 MONTHS
                                              ---------
U.S. Large Cap Value
 Portfolio......................    20.82       16.84         n/a

                                  10 MONTHS
                                  ---------
Enhanced U.S. Large Company
 Portfolio......................    43.67         n/a         n/a

                                              53 MONTHS
                                              ---------
DFA Real Estate Securities
 Portfolio......................    28.79       11.13         n/a

Japanese Small Company
 Portfolio......................   -33.49       -1.72        3.18

                                              53 MONTHS
                                              ---------
Pacific Rim Small Company
 Portfolio......................     3.03       16.25         n/a

United Kingdom Small Company
 Portfolio......................    12.12        8.25        5.71

                                  10 MONTHS   37 MONTHS   77 MONTHS
                                  ---------   ---------   ----------
Emerging Markets Portfolio......     7.85        8.78         n/a

                                                          110 MONTHS
                                                          ----------
Continental Small Company
 Portfolio......................     9.89        6.19        5.92

                                                          70 MONTHS
                                                          ----------
Large Cap International
 Portfolio......................     8.87        9.75        8.24

                                              48 MONTHS
                                              ---------
RWB/DFA International High Book
 to Market Portfolio............     6.07       10.00         n/a

DFA One-Year Fixed Income
 Portfolio......................     6.07        5.18        6.74

DFA Five-Year Government
 Portfolio......................     6.73        5.77        7.53

                                                          78 MONTHS
                                                          ----------
DFA Global Fixed Income
 Portfolio......................    11.43        8.29        8.60

                                                          79 MONTHS
                                                          ----------
DFA Intermediate Government
 Fixed Income Portfolio.........     7.53        7.12        8.65

                                              29 MONTHS
                                              ---------
DFA International Small Cap
 Value Portfolio................    -7.84        1.12         n/a

                                              16 MONTHS
                                              ---------
DFA Two-Year Global Fixed Income
 Portfolio......................     7.27        6.56         n/a

                                  7 MONTHS
                                  ---------
International Small Company
 Portfolio......................    -2.90         n/a         n/a

    As the following formula indicates, the average annual total return is determined by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

           P(1 + T)(n) = ERV

where:

       P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years


       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

    The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

    The audited financial statements and financial highlights of the Fund for its fiscal year ended November 30, 1996, as set forth in the Fund's Annual Report to shareholders, and the report thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated herein by reference. The audited Annual Report does not contain any data regarding U.S. 4-10 Value, Emerging Markets Value and Emerging Markets Small Cap Portfolios because such Portfolios had not commenced operations as of November 30, 1996.

    The audited financial statements of U.S. 6-10 Small Company, U.S. Large Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 6-10 Value, U.S. Large Cap Value, DFA International Value, Japanese Small Company, United Kingdom Small Company, Pacific Rim Small Company, Continental Small Company, and Emerging Markets Series of the Trust and the audited financial statements of Dimensional Emerging Markets Fund Inc. for the fiscal year ended November 30, 1996, as set forth in the Trust's and Dimensional Emerging Markets Fund Inc.'s Annual Reports to shareholders, and the reports thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated herein by reference.

    The unaudited financial statements and financial highlights of the Fund for the six months ended May 31, 1997, as set forth in the Fund's Semi-Annual Report to shareholders, are incorporated herein by reference. The unaudited financial statements of the U.S. 6-10 Small Company, U.S. Large Company, Enhanced U.S. Large Company, U.S. 6-10 Value, U.S. Large Cap Value, Japanese Small Company, Pacific Rim Small Company, United Kingdom Small Company, Continental Small Company, DFA International Value, Emerging Markets, DFA One-Year Fixed Income, and DFA Two-Year Global Fixed Income Series of the Trust for the six months ended May 31, 1997, as set forth in the Trust's Semi-Annual Report to shareholders, are incorporated herein by reference. The unaudited financial statements of Dimensional Emerging Markets Fund Inc. for the six months ended May 31, 1997, as set forth in its Semi-Annual Report to shareholders are incorporated herein by reference. The unaudited Semi-Annual Reports do not contain data regarding U.S. 4-10 Value, Emerging Markets Small Cap and Emerging Markets Value Portfolios because such Portfolios had not commenced operations as of May 31, 1997.

    A shareholder may obtain a copy of the reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of the Statement of Additional Information.

                                        PART C

                                  OTHER INFORMATION

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    FINANCIAL STATEMENTS.

             PART A: Financial Highlights for each series of shares of Registrant.

             PART B:

             (1)    Statement of Net Assets+
             (2)    Statement of Operations+
             (3)    Statement of Changes in Net Assets+
             (4)    Financial Highlights+
             (5) Report of Coopers & Lybrand L.L.P., independent accountants, dated January 17, 1997+
             (6)    Notes to Financial Statements+


             -----------------

             + For the VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (the "VA Portfolios"), the audited financial statements were filed via the EDGAR system on February 4, 1997 with the Securities and Exchange Commission ("SEC") as DFA INVESTMENT DIMENSIONS GROUP INC. Annual Report to shareholders for the year ended November 30, 1996 pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("1940 Act") and are incorporated into the Statement of Additional Information dated March 28, 1997.

                    With respect to all series of shares of the Registrant, except the VA Portfolios, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Government Portfolio and Emerging Markets Small Cap Portfolio, the audited financial statements were filed via the EDGAR system on February 4, 1997 with the SEC as DFA INVESTMENT DIMENSIONS GROUP INC. Annual Report to shareholders for the year ended November 30, 1996 pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated November 30, 1997.

                    With respect to all series of shares of the Registrant, except the VA Portfolios, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Government Portfolio and Emerging Markets Small Cap Portfolio, the unaudited financial statements were filed via the EDGAR system on July 31, 1997, with the SEC as DFA INVESTMENT DIMENSIONS GROUP INC. Semi-Annual Report to shareholders for the six months ended May 31, 1997, pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated November 30, 1997.

                    The audited financial statements of U.S. 6-10 Small Company Series, U.S. Large Company Series, Enhanced U.S. Large Company Series, U.S. 6-10 Value Series, U.S. Large Cap Value Series, Japanese Small Company Series, Pacific Rim Small Company Series, United Kingdom Small Company Series, Continental Small Company Series, DFA International Value Series, Emerging Markets Series, DFA One-Year Fixed Income Series, DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company (the "Trust") for the fiscal year ended November 30, 1996, as set forth in the Trust's Annual Report to shareholders, and the unaudited financial statements for such series for the six months ended May 31, 1997, as set forth in the Trust's Semi-Annual Report to shareholders, were filed via the EDGAR system on February 4, 1997, and on July 31, 1997, respectively, with the SEC pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated November 30, 1997.

                    The audited financial statements of Dimensional Emerging Markets Fund Inc. for the fiscal year ended November 30, 1996, as set forth in its Annual Report to Shareholders and its unaudited financial statements for the six months ended May 31, 1997, as set forth in its Semi-Annual Report to Shareholders, were filed via EDGAR on February 4, 1997 and July 31, 1997, respectively, pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information dated November 30, 1997.

      (b)    EXHIBITS.
             (1)    CHARTER, AS NOW IN EFFECT.
                    (a) Articles of Restatement dated August 8, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 43/44 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  October 4, 1996.

                    (b) Articles of Amendment dated December 21, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 39/40 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  January 30, 1996.

                    (c) Articles Supplementary dated December 21, 1995. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 39/40 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  January 30, 1996.

                    (d) Articles Supplementary dated May 14, 1996. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  May 24, 1996.

                    (e) Articles Supplementary dated October 18, 1996. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  December 19, 1996.

                    (f) Articles of Amendment dated December 20, 1996. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  December 19, 1996.

                    (g) Articles of Amendment dated July 28, 1997 INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 46/47 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  September 16, 1997.

                    (h) Articles Supplementary dated September 16, 1997. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 46/47 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  September 16, 1997.

             (2)    EXISTING BY-LAWS.
                    By-Laws of the Registrant, as approved through October 17, 1996.
                    INCORPORATED HEREIN BY REFERENCE TO:
                    Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A. File Nos.: 2-73948 and 811-3258.
                    Filing Date:  December 19, 1996.

             (3)    VOTING TRUST AGREEMENT.
                    None.

             (4) INSTRUMENTS DEFINING RIGHTS OF HOLDERS OF SECURITIES BEING REGISTERED.

                    (a) See Articles Fifth, Sixth, Eighth and Thirteenth of the Registrant's Articles of Restatement dated August 8, 1995.
                           INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 43/44 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  October 4, 1996.

                    (b) Specimen Securities of the Registrant on behalf of the:
                           (1) U.S. 9-10 Small Company Portfolio (formerly The Small Company Shares)**.

                           (2) DFA One-Year Fixed Income Portfolio (formerly the Inflation Hedge Portfolio A).

                           (3)    Japanese Small Company Portfolio**.

                           (4)    United Kingdom Small Company Portfolio**.

                           (5)    DFA Five-Year Government Portfolio**.

                           (6)    Continental Small Company Portfolio
                                  (formerly The Continental European Shares)**.

                           (7)    U.S. Large Company Portfolio**.

                           (8) DFA Global Fixed Income Portfolio (formerly the DFA Global Bond Portfolio)**.

                           (9) DFA Intermediate Government Fixed Income Portfolio (formerly the DFA Intermediate Government Bond Portfolio)**.

                           (10) Large Cap International Portfolio (formerly the Large Company International Portfolio)**.

                           (11) Pacific Rim Small Company Portfolio (formerly the Asia-Australia Small Company Portfolio)**.

                           (12)   U.S. 6-10 Small Company Portfolio**.

                           (13) U.S. Large Cap Value Portfolio (formerly the U.S. Large Cap High Book to Market Portfolio)**.

                           (14) U.S. 6-10 Value Portfolio (formerly the U.S. Small Cap High Book to Market Portfolio)**.

                           (15)   DFA Real Estate Securities Portfolio
                                  (formerly the DFA/AEW Real Estate Securities
                                  Portfolio)**.

                           (16) RWB/DFA International High Book to Market Portfolio (formerly the DFA International High Book to Market Portfolio and the Reinhardt Werba Bowen International Large Stock Portfolio)**.

                           (17)   Emerging Markets Portfolio**.

                           (18)   DFA International 6-10 Value Portfolio**.

                           (19) VA Global Bond Portfolio (formerly known as the DFA Global Bond Portfolio)**.

                           (20) VA Large Value Portfolio (formerly the DFA Global Value Portfolio)**.

                           (21)   VA Small Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (22)   VA International Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258
                                  Filing Date:  June 19, 1995.

                           (23)   VA International Small Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.

                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (24)   VA Short-Term Fixed Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (25) Enhanced U.S. Large Company Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (26)   DFA Two-Year Corporate Fixed Income
                                  Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (27) DFA Two-Year Global Fixed Income Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (28)   DFA Two-Year Government Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (29) International Small Company Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

             (5)    (a)    INVESTMENT ADVISORY CONTRACTS:
                           (1)    Between the Registrant and Dimensional Fund
                                  Advisors Inc. ("DFA") dated December 22, 1981 on behalf of the U.S. 9-10 Small Company Portfolio (formerly The Small Company Shares)**.

                           (2) Between the Registrant and DFA dated May 13, 1987 on behalf of the DFA Five-Year Government Portfolio**.

                           (3) Between the Registrant and DFA dated April 26, 1994 re: the DFA Global Fixed Income Portfolio (formerly the DFA Global Bond Portfolio)**.

                           (4) Form of between the Registrant and DFA dated December 24, 1990 on behalf of the DFA Intermediate Government Fixed Income Portfolio (formerly the DFA Intermediate Government Bond Portfolio)**.

                           (5) Form of between the Registrant and DFA dated April 2, 1991 on behalf of the Large Cap International Portfolio**.

                           (6) Form of between the Registrant and DFA dated December 21, 1992, as amended re: the DFA Real Estate Securities Portfolio (formerly the DFA/AEW Real Estate Securities Portfolio)**.

                           (7) Form of between the Registrant and DFA dated December 20, 1994 on behalf of the DFA International Small Cap Value Portfolio**.

                           (8) Form of between the Registrant and DFA dated April 26, 1994 on behalf of the VA Global Bond Portfolio (formerly known as the DFA Global Bond Portfolio)**.

                           (9) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA Large Value Portfolio (formerly known as the DFA Global Value Portfolio).
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (10) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA Small Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (11) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA International Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (12) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA International Small Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (13) Form of between the Registrant and DFA dated September 8, 1995 on behalf of the VA Short-Term Fixed Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (14) Form of between the Registrant and DFA dated August 8, 1996 re: the International Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  MAY 24, 1996.

                    (b)    SUB-ADVISORY CONTRACTS:
                           (1)    Between Registrant, DFA and DFA Australia

                                  Ltd. (formerly DFA Australia Pty Limited) dated September 21, 1995 re: VA International Small Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (2) Between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated September 21, 1995 re: the VA International Small Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

             (6)    (a)    UNDERWRITING DISTRIBUTION CONTRACT BETWEEN THE
                           REGISTRANT AND A PRINCIPAL UNDERWRITER.
                           Agreement with DFA Securities Inc.**

                    (b)    AGREEMENTS BETWEEN PRINCIPAL UNDERWRITERS AND
                           DEALERS.
                           (1)    None.

             (7)    None.

             (8)    CUSTODY AGREEMENTS.
                    (a) Between the Registrant and Boston Safe Deposit and Trust Company dated July 22, 1991 on behalf of the Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio (formerly the Asia-Australia Small Company Portfolio), United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Large Cap International Portfolio and DFA Global Bond Portfolio.
                           INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 33/34 the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  June 19, 1995.

                           (1) Amendment to Custody Agreement dated July 22, 1991 between the Registrant and the Boston Safe Deposit and Trust Company dated May 26, 1993.

                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 of the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (2) Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Mellon Trust dated December 20, 1994 on behalf of the Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio (Asia-Australia Small Company Portfolio), United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Large Cap International Portfolio and DFA Global Bond Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (3) Form of Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Boston Safe Deposit and Trust Company dated
                                  September    , 1995 on behalf of the Small
                                  Value Portfolio, VA Large Value Portfolio and VA Short-Term Fixed Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (4) Form of Amendment to Custody Agreement dated July 22, 1991 between the Registrant and Boston Safe Deposit and Trust Company dated February ___, 1996 re: the DFA Two-Year Global Fixed Income Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  No. 37/38 to the Registration
                                  Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (5) Form of Amendment to Custody Agreement dated July 22, 1991 between the

                                  Registrant and Boston Safe Deposit and Trust
                                  Company dated August 8, 1996 re: the
                                  International Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                    (b) Form of Custodian Services Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank) dated February 8, 1996 re: the Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income and DFA Two-Year Government Portfolios. INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 37/38 to Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  November 22, 1995.

                    (c) Form of Custody Agreement re: the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio.
                           INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                           File Nos.:  2-73948 and 811-3258.
                           Filing Date:  December 19, 1996.

                    (d) Form of Custodian Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National
                           Bank) re: the U.S. 9-10 Small Company Portfolio, the U.S. Large Company Portfolio, the DFA One-Year Fixed Income Portfolio, the DFA Intermediate Government Fixed Income Portfolio (formerly known as the DFA Intermediate Government Bond Portfolio, and the DFA Five-Year Government Portfolio**.

                           (1)    Amendment Number One**.
                           (2)    Amendment Number Two**.
                           (3)    Form of Amendment Number Three**.
                           (4)    Form of Amendment Number Four**.
                           (5)    Form of Amendment Number Five.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.

                                  33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (6)    Form of Amendment Number Six.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (7) Form of Amendment Number Seven re: the addition of the U.S. 4-10 Value Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.
                                  46/47 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  September 16, 1997.

             (9)    (a)    TRANSFER AGENCY AGREEMENT BETWEEN THE REGISTRANT AND
                           PFPC INC. (formerly Provident Financial Processing
                           Corporation)** (the "Transfer Agency Agreement").
                           (1)    Amendment Number One**.
                           (2)    Amendment Number Two**.
                           (3)    Form of Amendment Number Three**.
                           (4)    Form of Amendment Number Four**.
                           (5)    Form of Amendment Number Five**.
                           (6)    Form of Amendment Number Six*.
                           (7)    Form of Amendment Number Seven*.
                           (8)    Form of Amendment Number Eight*.
                           (9)    Form of Amendment Number Nine*.

                           (10) Form of Amendment Number Ten dated September 8, 1995 to the Transfer Agency Agreement re: the addition of the VA Small Value Portfolio, VA International Value Portfolio, VA Short-Term Fixed Portfolio and VA International Small Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (11)   Form of Amendment Number Eleven dated
                                  February 8, 1996 to the Transfer Agency
                                  Agreement re: the addition of the Enhanced
                                  U.S. Large Company Portfolio, DFA Two-Year
                                  Corporate Fixed Income Portfolio, DFA
                                  Two-Year Global Fixed Income Portfolio and
                                  DFA Two-Year Government Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (12) Form of Amendment Number Twelve dated August 8, 1996 to the Transfer Agency Agreement re: the addition of the International Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  Filing Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (13) Amendment Number Thirteen dated December 19, 1996 re: the addition of the Emerging Markets Small Cap Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                                  Filing Nos.:  2-73948 and 811-3258.
                                  Filing Date:  December 19, 1996.

                           (14) Amendment Number Fourteen dated November 30, 1997 re: the addition of the U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.
                                  46/47 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  September 16, 1997.

                    (b) ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT BETWEEN THE REGISTRANT AND PFPC INC. (formerly Provident Financial Processing Corporation)** (the "Accounting Agreement").
                           (1)    Amendment Number One**.

                           (2)    Amendment Number Two**.
                           (3)    Form of Amendment Number Three**.
                           (4)    Form of Amendment Number Four**.
                           (5)    Form of Amendment Number Five**.
                           (6)    Form of Amendment Number Six*.
                           (7)    Form of Amendment Number Seven*.
                           (8)    Form of Amendment Number Eight*.
                           (9)    Form of Amendment Number Nine*.

                           (10) Form of Amendment Number Ten dated September 8, 1995 to the Accounting Agreement re: the addition of the VA Portfolios.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (11)   Form of Amendment Number Eleven dated
                                  February 8, 1996 to the Accounting Agreement
                                  re: the addition of the Enhanced U.S. Large
                                  Company Portfolio, DFA Two-Year Corporate
                                  Fixed Income Portfolio, DFA Two-Year Global
                                  Fixed Income Portfolio and DFA Two-Year
                                  Government Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (12) Form of Amendment Number Twelve to the Accounting Agreement re: the addition of the International Small Company Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  Filing Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (13) Amendment Number Thirteen dated December 19, 1996 to the Accounting Agreement re: the addition of Emerging Markets Small Cap Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post Effective Amendment No.

                                  44/45 to the Registration Statement of the Registrant on Form N-1A.
                                  Filing Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (14) Amendment Number Fourteen dated November 30, 1997 to the Accounting Agreement re: the addition of U.S. 4-10 Value Portfolio and Emerging Markets Value Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.
                                  46/47 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  September 16, 1997.

                    (c)    ADMINISTRATION AGREEMENTS WITH DFA.
                           (1) Form of between the Registrant and DFA dated January 6, 1993 on behalf of the DFA One-Year Fixed Income Portfolio (formerly The DFA Fixed Income Shares)**.

                           (2) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the Japanese Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (3) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the United Kingdom Small Company Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (4) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the Continental Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (5) Form of between the Registrant and DFA dated December 1, 1995 on behalf of the U.S. Large Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (6) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the Pacific Rim Small Company Portfolio. The Series became a feeder portfolio of DFA/ITC on January 15, 1993.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (7) Form of between the Registrant and DFA dated January 6, 1993 re: the U.S. 6-10 Small Company Portfolio.**

                           (8) Form of between the Registrant and DFA dated January 6, 1993 re: the U.S. Large Cap Value Portfolio (formerly the U.S. Large Cap High Book to Market Portfolio).**

                           (9) Form of between the Registrant and DFA dated January 6, 1993 re: the U.S. 6-10 Value Portfolio (formerly the U.S. Small Cap High Book to Market Portfolio).**

                           (10) Form of between the Registrant and DFA dated February 8, 1996 on behalf of the RWB/DFA International High Book to Market Portfolio (formerly DFA International High Book to Market Portfolio; formerly the Reinhardt Werba Bowen International Large Stock Portfolio).
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (11) Form of between the Registrant and DFA dated March 30, 1994 re: the Emerging Markets Portfolio.**

                           (12) Form of between the Registrant and DFA dated February 8, 1996 on behalf of the Enhanced U.S. Large Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (13) Form of between the Registrant and DFA dated February 8, 1996 on behalf of the DFA Two-Year Corporate Fixed Income Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (14) Form of between the Registrant and DFA dated February 8, 1996 on behalf of the DFA Two-Year Global Fixed Income Portfolio. INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (15) Form of between the Registrant and DFA dated February 8, 1996 on behalf of the DFA Two-Year Government Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

                           (16) Form of between the Registrant and DFA dated August 8, 1996 on behalf of the International Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 41/42 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  May 24, 1996.

                           (17) Between the Registrant and DFA dated December 19, 1996 on behalf of the Emerging Markets Small Cap Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 44/45 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  December 19, 1996.

                           (18) Form of between Registrant and DFA dated as of November 30, 1997 on behalf of the U.S. 9-10 Small Company Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.
                                  46/47 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  September 16, 1997.

                           (19) Form of between Registrant and DFA dated November 30, 1997 on behalf of the U.S. 4-10 Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.
                                  46/47 to the Registration Statement of the Registrant on Form N-1A.

                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  September 16, 1997.

                           (20) Form of between Registrant and DFA dated November 30, 1997 on behalf of the Emerging Markets Value Portfolio.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing:  Post-Effective Amendment No.
                                  46/47 to the Registration Statement of the Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  September 16, 1997.

                    (d)    OTHER.
                           (1) Marketing Agreement dated June 29, 1994 between DFA and National Home Life Assurance Company.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (2)    Participation Agreement between DFA
                                  Investment Dimensions Group, Inc., DFA, DFA
                                  Securities, Inc. and National Home Life
                                  Assurance Company.
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 33/34 to the Registration Statement of Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  June 19, 1995.

                           (3) Form of Client Service Agent Agreement re: the RWB/DFA International High Book to Market Portfolio (formerly the DFA International High Book to Market Portfolio and Reinhardt Werba Bowen International Large Stock Portfolio).
                                  INCORPORATED HEREIN BY REFERENCE TO:
                                  Filing: Post-Effective Amendment No. 37/38 to The Registration Statement of Registrant on Form N-1A.
                                  File Nos.:  2-73948 and 811-3258.
                                  Filing Date:  November 22, 1995.

             (10)   OPINION OF COUNSEL.
                    Opinion of counsel was filed on January 24, 1997 with the Registrant's Rule 24f-2 Notice.

             (11)   CONSENTS.
                    Consent of Coopers & Lybrand, L.L.P. is attached hereto as
                    Exhibit 24(b)(11).

             (12)   FINANCIAL STATEMENTS OMITTED FROM ITEM 23.
                    Not applicable.

             (13) AGREEMENTS OF UNDERSTANDINGS MADE IN CONSIDERATION FOR PROVIDING INITIAL CAPITAL.
                    (a) Subscription Agreement under Section 14(a)(3) of the Investment Company Act of 1940**.

             (14)   MODEL PLAN USED IN THE ESTABLISHMENT OF ANY RETIREMENT
                    PLAN.
                    Not applicable.

             (15)   PLANS ENTERED INTO PURSUANT TO RULE 12b-1.
                    Not applicable.

             (16)   PERFORMANCE CALCULATIONS.
                    Not applicable.

             (17)   FINANCIAL DATA SCHEDULES.
                    Financial Data Schedules dated May 31, 1997 relating to the:

                    (a) U.S. 9-10 Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(a).

                    (b) DFA One-Year Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(b).

                    (c) Japanese Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(c).

                    (d) United Kingdom Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(d).

                    (e) DFA Five-Year Government Portfolio is attached hereto as Exhibit 24(b)(17)(e).

                    (f) Continental Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(f).

                    (g)    U.S. Large Company Portfolio is attached hereto as
                           Exhibit 24(b)(17)(g).

                    (h) DFA Global Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(h).

                    (i) DFA Intermediate Government Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(i).

                    (j) Large Cap International Portfolio is attached hereto as Exhibit 24(b)(17)(j).

                    (k) Pacific Rim Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(k).

                    (l) U.S. 6-10 Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(l).

                    (m)    U.S. Large Cap Value Portfolio is attached hereto as
                           Exhibit 24(b)(17)(m).

                    (n)    U.S. 6-10 Value Portfolio is attached hereto as
                           Exhibit 24(b)(17)(n).

                    (o) DFA Real Estate Securities Portfolio is attached hereto as Exhibit 24(b)(17)(o).

                    (p) RWB/DFA International High Book-to-Market Portfolio is attached hereto as Exhibit 24(b)(17)(p).

                    (q)    Emerging Markets Portfolio is attached hereto as
                           Exhibit 24(b)(17)(q).

                    (r) DFA International Small Cap Value Portfolio is attached hereto as Exhibit 24(b)(17)(r).

                    (s)    VA Global Bond Portfolio is attached hereto as
                           Exhibit 24(b)(17)(s).

                    (t)    VA Large Value Portfolio is attached hereto as
                           Exhibit 24(b)(17)(t).

                    (u)    VA Small Value Portfolio is attached hereto as
                           Exhibit 24(b)(17)(u).

                    (v) VA International Value Portfolio is attached hereto as Exhibit 24(b)(17)(v).

                    (w) VA International Small Portfolio is attached hereto as Exhibit 24(b)(17)(w).

                    (x)    VA Short-Term Fixed Portfolio is attached hereto as
                           Exhibit 24(b)(17)(x).

                    (y) Enhanced U.S. Large Company Portfolio is attached hereto as Exhibit 24(b)(17)(y).

                    (z) DFA Two-Year Corporate Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(z).

                    (aa) DFA Two-Year Global Fixed Income Portfolio is attached hereto as Exhibit 24(b)(17)(aa).

                    (bb) DFA Two-Year Government Portfolio is attached hereto as Exhibit 24(b)(17)(bb).

                    (cc) International Small Company Portfolio is attached hereto as Exhibit 24(b)(17)(cc).

                    (dd) Emerging Markets Small Cap Portfolio is attached hereto as Exhibit 24(b)(17)(dd).

             (18)   PLANS PURSUANT TO RULE 18f-3.
                    Not Applicable.

             (19)   POWERS-OF-ATTORNEY.
                    (a) Power-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant and Stephen W. Kline, Esq. as attorney-in-fact for the Registrant and certified resolution relating thereto on behalf of the Registrant.
                           INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 31/32 to the Registration Statement of the Registrant on Form N-1A.
                           Filing Nos.:  2-73948 and 811-3258.
                           Filing Date:  October 3, 1994.

                    (b) Power-of-Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant and Stephen W. Kline, Esq. as attorney-in-fact for DFA/ITC and certified resolution relating thereto on behalf of DFA/ITC.
                           INCORPORATED HEREIN BY REFERENCE TO:
                           Filing: Post-Effective Amendment No. 13/14 to the Registration Statement of the Registrant on Form N-1A.
                           Filing Nos.:  33-33980 and 811-6067.
                           Filing Date:  March 21, 1996.

                    (c) Powers-of-Attorney for Registrant, DFA/ITC and Dimensional Emerging Markets Fund Inc. dated July 18, 1997 are filed herewith.

----
*     To be filed by amendment.
** Previously filed with this registration statement and incorporated herein by reference.

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
             None.

ITEM 26.     NUMBER OF HOLDERS OF SECURITIES.

             (1)                                                (2)
                                                         Number of Record
                                                           Holders as of
              Title of Class                             October 31, 1997
             ----------------                            ----------------
             (Par Value $.01)
             U.S. 9-10 Small Company Portfolio                    187
             DFA One-Year Fixed Income Portfolio                  139
             Japanese Small Company Portfolio                      60
             United Kingdom Small Company Portfolio                52
             DFA Five-Year Government Portfolio                    36
             Continental Small Company Portfolio                   64
             U.S. Large Company Portfolio                          67
             DFA Global Fixed Income Portfolio                     45
             DFA Intermediate Government
                    Fixed Income Portfolio                         12
             Large Cap International Portfolio                     38
             Pacific Rim Small Company Portfolio                   47
             U.S. 6-10 Small Company Portfolio                     37
             U.S. Large Cap Value Portfolio                        94
             U.S. 6-10 Value Portfolio                            165
             DFA Real Estate Securities Portfolio                  30
             RWB/DFA International High
                    Book-to-Market Portfolio                        4
             Emerging Markets Portfolio                            72
             DFA International Small Cap
                    Value Portfolio                                51
             VA Global Bond Portfolio                               2
             VA Large Value Portfolio                               2
             VA Small Value Portfolio                               2
             VA International Value
                    Portfolio                                       2
             VA International Small Portfolio                       2
             VA Short-Term Fixed Portfolio                          2
             Enhanced U.S. Large Company Portfolio                 18
             DFA Two-Year Corporate Fixed
                    Income Portfolio                                0
             DFA Two-Year Global Fixed
                    Income Portfolio                               24
             DFA Two-Year Government Portfolio                      0
             International Small
                    Company Portfolio                              27
             Emerging Markets Small Cap Portfolio                   1

ITEM 27.     INDEMNIFICATION.
             Section 1 of Article XI of the Registrant's By-Laws (as Approved through 10/17/96) provides for indemnification, as set forth below.

             With respect to the indemnification of the Officers and Directors of the corporation:

             (a) The Corporation shall indemnify each officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and
                    (ii) provided, that the Corporation shall not indemnify any officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

             (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such officer or Director is a party by reason of service in such capacity.

             (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

             (a) Registrant's Investment Advisor, Dimensional Fund Advisors Inc. (the "Advisor"), was organized in May, 1981. The principal place of business of the Advisor is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The Advisor is engaged in the business of providing investment advice primarily to institutional investors.

                    The Advisor is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company,

                    Dimensional Emerging Markets Funds Inc. and Dimensional Investment Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies. For additional information, please see "Management of the Fund" in the Prospectuses and "Directors and Officers" in the Statements of Additional Information of this Registration Statement. Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

             (b) The Sub-Advisor for the VA International Small Portfolio of the Registrant is Dimensional Fund Advisors Ltd. ("DFAL"). DFAL was organized under the laws of England in 1990; its principal place of business of DFAL is 14 Berkeley Street, London W1X 5AD, England.

             (c) The Sub-Advisor for the VA International Small Portfolio of the Registrant is DFA Australia Limited. ("DFA Australia"). DFA Australia was organized under the laws of Delaware in 1993; its principal place of business is Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia.

ITEM 29.     PRINCIPAL UNDERWRITERS.
             NAMES OF INVESTMENT COMPANIES FOR WHICH THE REGISTRANT'S PRINCIPAL UNDERWRITER ALSO ACTS AS PRINCIPAL UNDERWRITER.
             Not Applicable.

             Registrant distributes its own shares. It has entered into an agreement with DFA Securities Inc. dated March 31, 1989 which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, will supervise the sale of Registrant's shares. This agreement was previously filed as Exhibit No. 6 to Registrant's Registration Statement on Form N-1A and is subject to the requirements of Section 15(b) of the Investment Company Act of 1940.

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS.
             All accounts and records are maintained by PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 31.     MANAGEMENT SERVICES.
             None.

ITEM 32.     UNDERTAKINGS.
             Not applicable.

             (1) Registrant undertakes to file a post-effective amendment, using financial statements of the Emerging Markets Small Cap Portfolio, which need not be certified, within four to six months from the effective date of the Registration Statement which includes the Emerging Markets Small Cap Portfolio.

             (2) Registrant undertakes to file a post-effective amendment, using financial statements of the U.S. 4-10 Value Portfolio, which need not be certified, within four to six months from the effective date of the Registration Statement which includes the U.S. 4-10 Value Portfolio.

             (3) Registrant undertakes to file a post-effective amendment, using financial statements of the Emerging Markets Value Portfolio, which need not be certified within four to six months from the effective date of the Registration Statement which includes the Emerging Markets Value Portfolio.

             (4) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment No. 46/47 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 47/48 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 26th day of November, 1997.

                              DFA INVESTMENT DIMENSIONS GROUP INC.

                              By:  DAVID G. BOOTH*
                                   ---------------------------------------------
                                   David G. Booth
                                   President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46/47 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                        Title                    Date
     ---------                        -----                    ----

David G. Booth*                   Director and
------------------------------    Chairman-Chief           November 26, 1997
David G. Booth                    Executive Officer

Rex A. Sinquefield*               Director and
------------------------------    Chairman-Chief           November 26, 1997
Rex A. Sinquefield                Investment Officer

Michael T. Scardina*              Chief Financial
------------------------------    Officer, Treasurer       November 26, 1997
Michael T. Scardina               and Vice President

George M. Constantinides*         Director                 November 26, 1997
------------------------------
George M. Constantinides

John P. Gould*                    Director                 November 26, 1997
------------------------------
John P. Gould

Roger G. Ibbotson*                Director                 November 26, 1997
------------------------------
Roger G. Ibbotson

Merton H. Miller*                 Director                 November 26, 1997
------------------------------
Merton H. Miller

Myron S. Scholes*                 Director                 November 26, 1997
------------------------------
Myron S. Scholes


* By:     Irene R. Diamant
          -------------------
          Irene R. Diamant, attorney-in-fact pursuant to power-of-attorney.

                                      SIGNATURES

The DFA Investment Trust Company consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 26th day of November, 1997.

                              THE DFA INVESTMENT TRUST COMPANY

                              By:  David G. Booth*
                                   ---------------------------------------------
                                   David G. Booth
                                   President

The undersigned Trustees and principal officers of The DFA Investment Trust Company consent to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.

     Signature                    Title                    Date
     ---------                    -----                    ----

David G. Booth*                   Trustee and
------------------------------    Chairman-Chief           November 26, 1997
David G. Booth                    Executive Officer

Rex A. Sinquefield*               Trustee and
------------------------------    Chairman-Chief           November 26, 1997
Rex A. Sinquefield                Investment Officer

Michael T. Scardina*              Chief Financial
------------------------------    Officer, Treasurer       November 26, 1997
Michael T. Scardina               and Vice President

George M. Constantinides*         Trustee                  November 26, 1997
------------------------------
George M. Constantinides

John P. Gould*                    Trustee                  November 26, 1997
------------------------------
John P. Gould

Roger G. Ibbotson*                Trustee                  November 26, 1997
------------------------------
Roger G. Ibbotson

Merton H. Miller*                 Trustee                  November 26, 1997
------------------------------
Merton H. Miller

Myron S. Scholes*                 Trustee                  November 26, 1997
------------------------------
Myron S. Scholes

* By:     Irene R. Diamant
          -------------------
          Irene R. Diamant, attorney-in-fact pursuant to power-of-attorney.

                                      SIGNATURES

Dimensional Emerging Markets Fund Inc. consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 26th day of November, 1997.

                              DIMENSIONAL EMERGING MARKETS FUND INC.

                              By:  David G. Booth*
                                   ---------------------------------------------
                                   David G. Booth
                                   President

The undersigned Directors and principal officers of DIMENSIONAL EMERGING MARKETS FUND INC. consent to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.

     Signature                    Title                    Date
     ---------                    -----                    ----

David G. Booth*                   Director and
------------------------------    Chairman-Chief           November 26, 1997
David G. Booth                    Executive Officer

Rex A. Sinquefield*               Director and
------------------------------    Chairman-Chief           November 26, 1997
Rex A. Sinquefield                Investment Officer


Michael T. Scardina*              Chief Financial
------------------------------    Officer, Treasurer       November 26, 1997
Michael T. Scardina               and Vice President

George M. Constantinides*         Director                 November 26, 1997
------------------------------
George M. Constantinides

John P. Gould*                    Director                 November 26, 1997
------------------------------
John P. Gould

Roger G. Ibbotson*                Director                 November 26, 1997
------------------------------
Roger G. Ibbotson

Merton H. Miller*                 Director                 November 26, 1997
------------------------------
Merton H. Miller

Myron S. Scholes*                 Director                 November 26, 1997
------------------------------
Myron S. Scholes

* By:     Irene R. Diamant
          -------------------
          Irene R. Diamant, attorney-in-fact pursuant to power-of-attorney.

                                    EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION


99(b)(11)           Consent of Coopers & Lybrand, L.L.P.

99(b)(17)           Financial Data Schedules dated May 31, 1997
                    relating to the:
                    (a)   U.S. 9-10 Small Company Portfolio.
                    (b)   DFA One-Year Fixed Income Portfolio.
                    (c)   Japanese Small Company Portfolio.
                    (d)   United Kingdom Small Company Portfolio.
                    (e)   DFA Five-Year Government Portfolio.
                    (f)   Continental Small Company Portfolio.
                    (g)   U.S. Large Company Portfolio.
                    (h)   DFA Global Fixed Income Portfolio.
                    (i)   DFA Intermediate Government Fixed Income Portfolio.
                    (j)   Large Cap International Portfolio.
                    (k)   Pacific Rim Small Company Portfolio.
                    (l)   U.S. 6-10 Small Company Portfolio.
                    (m)   U.S. Large Cap Value Portfolio.
                    (n)   U.S. 6-10 Value Portfolio.
                    (o)   DFA Real Estate Securities Portfolio.
                    (p)   RWB/DFA International High Book-to-Market Portfolio.
                    (q)   Emerging Markets Portfolio.
                    (r)   DFA International Small Cap Value Portfolio.
                    (s)   VA Global Bond Portfolio.
                    (t)   VA Large Value Portfolio.
                    (u)   VA Small Value Portfolio.
                    (v)   VA International Value Portfolio.
                    (w)   VA International Small Portfolio.
                    (x)   VA Short-Term Fixed Portfolio.
                    (y)   Enhanced U.S. Large Company Portfolio.
                    (z)   DFA Two-Year Corporate Fixed Income Portfolio.
                    (aa)  DFA Two-Year Global Fixed Income Portfolio.
                    (bb)  DFA Two-Year Government Portfolio.
                    (cc)  International Small Company Portfolio.
                    (dd)  Emerging Markets Small Cap Portfolio.